Appendix B

Deloitte Anjin LLC 9Fl., One IFC, 10, Gukjegeumyung-ro, Youngdeungpo-gu, Seoul 150-945, Korea Tel: +82 (2) 6676 1000 Fax: +82 (2) 6674 2114 www.deloitteanjin.co.kr

Independent Accountants’ Review Report

English Translation of a Report Originally Issued in Korean

To the Shareholders and the Board of Directors of

Woori Finance Holdings Co., Ltd.:

Report on the condensed consolidated financial statements

We have reviewed the accompanying condensed consolidated financial statements of Woori Finance Holdings Co., Ltd. and its subsidiaries (the “Group”). The condensed consolidated financial statements consist of the condensed consolidated statements of financial position as of March 31, 2014, and the related condensed consolidated statements of comprehensive income, changes in equity and cash flows, for the three months ended March 31, 2014 and 2013, respectively, all expressed in Korean Won, and a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the condensed consolidated financial statements

The Group’s management is responsible for the preparation and fair presentation of the accompanying condensed consolidated financial statements and for such internal control as management determines is necessary to enable the preparation of condensed consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Independent accountants’ responsibility

Our responsibility is to express a conclusion on the accompanying condensed consolidated financial statements based on our review.

We conducted our review in accordance with standards for review of interim financial statements in the Republic of Korea. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data, and this provides less assurance than an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

Review conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying condensed consolidated financial statements of the Group are not presented fairly, in all material respects, in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1034, Interim Financial Reporting.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”), its network of member firms, and their related entities. DTTL and each of its member firms are legally separate and independent entities.

DTTL (also referred to as “Deloitte Global”) does not provide services to clients.

Please see www.deloitte.com/abou t for a more detailed description of DTTL and its member firms.

Member of Deloitte Touche Tohmatsu Limited

Others

We have previously audited, in accordance with auditing standards generally accepted in the Republic of Korea, the consolidated statement of financial position of the Group as of December 31, 2013 and the related consolidated statements of comprehensive income, changes in equity and cash flows for the year then ended (not presented herein), all expressed in Korean Won; and in our independent auditors’ report dated March 4, 2014, we expressed an unqualified opinion on those consolidated financial statements. The consolidated statement of financial position as of December 31, 2013 presented as a comparative purpose in the accompanying condensed consolidated financial statements does not differ, in all material respects, from such audited consolidated statement of financial position.

May 14, 2014

Notice to Readers

This report is effective as of May 14, 2014, the accountants’ review report date. Certain subsequent events or circumstances may have occurred between the accountants’ review report date and the time the accountants’ review report is read. Such events or circumstances could significantly affect the condensed consolidated financial statements and may result in modifications to the accountants’ review report.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF MARCH 31, 2014 AND DECEMBER 31, 2013

	March 31, 2014	December 31, 2013
	(Korean Won in millions)
ASSETS
Cash and cash equivalents (Note 6)	6,105,842	5,477,649
Financial assets at fair value through profit or loss (Notes 4,7,8,12,13,19 and 27)	4,793,222	4,806,197
Available-for-sale financial assets (Notes 4,7,9,12,13,19 and 47)	17,608,805	17,085,448
Held-to-maturity financial assets (Notes 4,10,12,13 and 19)	13,099,730	12,038,820
Loans and receivables (Notes 4,7,11,12,13,19,33 and 47)	208,307,982	211,912,373
Investments in joint ventures and associates (Note 14)	667,043	617,570
Investment properties (Note 15)	339,741	340,620
Premises and equipment (Notes 16 and 19)	2,519,766	2,536,441
Intangible assets and goodwill (Note 17)	231,857	268,926
Assets held-for-sale (Note 18)	587	587
Current tax assets (Note 43)	47,683	143,101
Deferred tax assets (Note 43)	185,646	155,256
Derivative assets (Notes 4,12,13 and 27)	143,973	131,410
Other assets (Notes 20 and 47)	254,033	178,886
Assets directly associated with disposal group held-for-sale (Note 49)	31,904,694	34,684,805
Assets directly associated with disposal group held for distribution to owners (Note 50)	50,448,792	50,312,293

Total assets	336,659,396	340,690,382

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 4,12,21 and 27)	2,173,742	2,507,248
Deposits due to customers (Notes 4,12,22 and 47)	176,589,453	175,323,644
Borrowings (Notes 4,12, 13 and 23)	15,192,207	18,231,511
Debentures (Notes 4,12and 23)	22,577,339	21,677,674
Provisions (Notes 24,45 and 47)	588,046	684,799
Net defined benefit liability (Note 25)	117,246	71,602
Current tax liabilities (Note 43)	9,648	9,980
Deferred tax liabilities (Note 43)	19,955	49,105
Derivative liabilities (Notes 4,12,13 and 27)	97	1,785
Other financial liabilities (Notes 4,12,13,26,46 and 47)	19,658,014	19,914,947
Other liabilities (Notes 26 and 47)	444,280	411,278
Liabilities directly associated with disposal group held-for-sale (Note 49)	29,738,204	32,047,626
Liabilities directly associated with disposal group held for distribution to owners (Note 50)	47,251,570	46,882,414

Total liabilities	314,359,801	317,813,613

EQUITY
Owners’ equity:	18,159,433	17,847,633
Capital stock (Note 29)	4,030,077	4,030,077
Hybrid securities (Note 30)	498,407	498,407
Capital surplus (Note 29)	176,479	176,502
Other equity (Note 31)	(45,015)	(35,367)
Retained earnings (Notes 32 and 33)	13,428,169	13,112,690
Equity directly associated with disposal group held-for-sale (Note 31)	32,078	29,820
Equity directly associated with disposal group held for distribution to owners (Note 31)	39,238	35,504
Non-controlling interests	4,140,162	5,029,136

Total equity	22,299,595	22,876,769

Total liabilities and equity	336,659,396	340,690,382

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

	2014	2013
	(Korean Won in millions, except per share data)
Interest income	2,282,351	2,415,594
Interest expenses	(1,193,980)	(1,313,172)

Net interest income (Notes 35 and 47)	1,088,371	1,102,422

Fees and commissions income	396,438	384,993
Fees and commissions expenses	(162,382)	(162,180)

Net fees and commissions income (Notes 36 and 47)	234,056	222,813

Dividend income (Note 37)	53,355	28,346
Net gain on financial instruments at fair value through profit or loss (Note 38)	2,151	26,463
Net loss on available-for-sale financial assets (Note 39)	(53,538)	(16,533)
Impairment losses due to credit loss (Notes 40 and 47)	(55,066)	(477,018)
Other net operating expenses (Notes 41 and 47)	(842,620)	(718,764)

Operating income	426,709	167,729

Share of losses of joint ventures and associates (Note 14)	(73,385)	(5,478)
Other net non-operating income (expenses) (Note 42)	(12,663)	205

Non-operating income	(86,048)	(5,273)

Net income before income tax expense	340,661	162,456

Income tax expense (Note 43)	(79,803)	(57,303)

Net income from continuing operations	260,858	105,153
Net income from discontinued operations	113,106	146,063

Net income	373,964	251,216

Remeasurement of the net defined benefit liability	(28,611)	(36,954)

Items that will not be reclassified to profit or loss	(28,611)	(36,954)

Gain on available-for-sale financial assets	16,004	37,094
Share of other comprehensive income (loss) of joint ventures and associates	(2,063)	3,374
Gain on foreign currency translation of foreign operations	23,544	41,275
Loss on valuation of cash flow hedge	(5,233)	(11,421)

Items that may be reclassified to profit or loss	32,252	70,322

Other comprehensive loss, net of tax	3,641	33,368

Total comprehensive income	377,605	284,584

Net income attributable to:
Net income attributable to owners	322,777	210,123
Income from continuing operations	222,747	88,727
Income from discontinued operations	100,030	121,396

Net income attributable to non-controlling interests	51,187	41,093
Income from continuing operations	38,111	16,426
Income from discontinued operations	13,076	24,667

Total comprehensive income attributable to:
Comprehensive income attributable to owners	320,974	244,625
Comprehensive income attributable to non-controlling interests	56,631	39,959
Basic and diluted earnings from continuing and discontinued operations per share (Note 44)	391	252
Basic and diluted earnings from continuing operations per share (Note 44)	267	101

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

	Capital stock	Hybrid securities	Capital surplus	Other equity	Retained earnings	Controlling interests	Non- controlling interests	Total equity
	(Korean Won in millions)
January 1, 2013	4,030,077	498,407	174,044	112,013	13,881,378	18,695,919	4,337,157	23,033,076
Net income	—	—	—	—	210,123	210,123	41,093	251,216
Dividends	—	—	—	—	(201,503)	(201,503)	(6,151)	(207,654)
Changes in equities of consolidated subsidiaries	—	—	(170)	—	—	(170)	(280)	(450)
Gain on valuation of available-for-sale financial assets	—	—	—	38,929	—	38,929	(1,835)	37,094
Changes in equity of joint ventures and associates	—	—	—	3,374	—	3,374	—	3,374
Foreign currency translation of foreign operations	—	—	—	34,071	—	34,071	7,204	41,275
Cash flow hedge	—	—	—	(5,003)	—	(5,003)	(6,418)	(11,421)
Remeasurement of the net defined benefit liability	—	—	—	(36,869)	—	(36,869)	(85)	(36,954)
Changes in other equity	—	—	—	982	—	982	1,875	2,857
Amortisation of subsidiaries’ stock discount	—	—	—	98	(98)	—	—	—
Dividends to hybrid securities	—	—	—	—	(7,297)	(7,297)	(34,472)	(41,769)

March 31, 2013	4,030,077	498,407	173,874	147,595	13,882,603	18,732,556	4,338,088	23,070,644

January 1, 2014	4,030,077	498,407	176,502	29,957	13,112,690	17,847,633	5,029,136	22,876,769
Net income	—	—	—	—	322,777	322,777	51,187	373,964
Dividends	—	—	—	—	—	—	(8,029)	(8,029)
Changes in equities of consolidated subsidiaries	—	—	(23)	—	—	(23)	572	549
Disposal of consolidated subsidiaries	—	—	—	(1,747)	—	(1,747)	(189,535)	(191,282)
Gain on valuation of available-for-sale financial assets	—	—	—	11,908	—	11,908	4,096	16,004
Changes in equity of joint ventures and associates	—	—	—	(2,498)	—	(2,498)	435	(2,063)
Foreign currency translation of foreign operations	—	—	—	20,227	—	20,227	3,317	23,544
Cash flow hedge	—	—	—	(2,046)	—	(2,046)	(3,187)	(5,233)
Remeasurement of the net defined benefit liability	—	—	—	(29,394)	—	(29,394)	783	(28,611)
Changes in other equity	—	—	—	(106)	—	(106)	—	(106)
Dividends to hybrid securities	—	—	—	—	(7,297)	(7,297)	(45,619)	(52,916)
Redemption of hybrid securities in consolidated subsidiaries	—	—	—	—	(1)	(1)	(702,994)	(702,995)

March 31, 2014	4,030,077	498,407	176,479	26,301	13,428,169	18,159,433	4,140,162	22,299,595

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

	2014	2013
	(Korean Won in millions)
Cash flows from operating activities:
Net income	373,964	251,216
Adjustments:
Income tax expense	133,298	97,001
Interest income	(3,022,294)	(3,249,812)
Interest expenses	1,538,401	1,728,704
Dividend income	(72,782)	(48,892)
Impairment losses due to credit loss	116,320	552,609
Loss on valuation of financial instruments at fair value through loss	—	29,319
Loss on available-for-sale financial assets	68,236	11,721
Share of losses of investments in joint ventures and associates	80,469	16,266
Loss on foreign exchange translation	21,875	627
Loss on transaction of derivatives	58	1,830
Loss on valuation of derivatives	11,193	12,982
Loss on fair value hedged items	16,080	17,455
Provisions	25,448	41,592
Retirement benefits	39,670	40,255
Depreciation and amortization	73,580	78,043
Loss on disposal of investments in joint ventures and associates	18	1,565
Loss on disposal of premises and equipment, intangible assets and other assets	904	408
Impairment loss on premises and equipment, intangible assets and other assets	843	3,796
Impairment loss on disposal group held-for-sale and disposal group held for distribution to owners	7,728	—
Gain on valuation of financial instruments at fair value through profit	(11,596)	—
Share of profits of investments in joint ventures and associates	(8,456)	(25,748)
Gain on foreign exchange translation	(26,575)	(30,502)
Gain on transaction of derivatives	—	(3,474)
Gain on valuation of derivatives	(17,221)	(18,572)
Gain on fair value hedged items	(8,444)	(20,904)
Reversal of provisions	(433)	(874)
Gain on disposal of investments in joint ventures and associates	(1,476)	—
Gain on disposal of premises and equipment, intangible assets and other assets	(479)	(1,632)
Reversal of impairment loss on premises and equipment, intangible assets and other assets	(336)	(71)
Reversal of impairment loss on disposal group held-for-sale and disposal group held for distribution to owners	(259)	—
Gain on disposal group held-for-sale	(23,694)	—
Changes in operating assets and liabilities:
Decrease in financial instruments at fair value through profit or loss	1,686,678	828,259
Decrease (increase) in loans and receivables	1,977,286	(1,692,069)
Increase in other assets	(59,375)	(68,872)
Increase in deposits due to customers	1,849,798	667,011
Decrease in provision for guarantee and loan commitment	(81,054)	(9,572)
Increase (decrease) in net defined benefit liability	(26,452)	14,158
Increase (decrease) in other financial liabilities	702,397	(499,170)
Increase in other liabilities	56,513	37,420
Cash received from (paid for) operating activities:
Interest income received	3,032,491	3,244,930
Interest expense paid	(1,710,067)	(1,977,344)
Dividends received	36,299	42,394
Income tax paid	(98,342)	(65,714)

Net cash provided by operating activities	6,680,212	6,339

(Continued)

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

	2014	2013
	(Korean Won in millions)
Cash flows from investing activities:
Net cash provided by disposal of subsidiaries (Note 49)	261,669	—
Disposal of available-for-sale financial assets	6,375,128	873,601
Redemption of held-to-maturity financial assets	1,275,440	2,097,117
Disposal of investment properties	—	6,215
Disposal of premises and equipment	1,950	2,849
Disposal of intangible assets	1,236	207
Disposal of assets held-for-sale	702	5,153
Decrease of derivatives for risk hedge	8,790	7,553
Acquisition of available-for-sale financial assets	(6,942,495)	(2,059,848)
Acquisition of held-to-maturity financial assets	(2,183,493)	(537,845)
Acquisition of investments in joint ventures and associates	(67,656)	(55,199)
Acquisition of investment properties	(10)	(3,673)
Acquisition of premises and equipment	(31,324)	(45,081)
Acquisition of intangible assets	(49,683)	(14,993)
Increase of derivatives for risk hedge	(23)	(13,884)

Net cash provided by (used in) investing activities	(1,349,769)	262,172

Cash flows from financing activities:
Issuance of debentures	4,740,396	3,226,252
Decrease of derivatives for risk hedge	—	8,765
Other increase in non-controlling interests, net	—	904
Net decrease in borrowings	(4,606,559)	(1,582,727)
Payment of debentures	(4,093,408)	(2,032,704)
Dividends paid on hybrid securities	(7,350)	(7,350)
Increase of derivatives for risk hedge	—	(17,134)
Payment of non-controlling hybrid securities	(702,994)	—
Dividends paid on non-controlling hybrid securities	(29,113)	—
Other decrease in non-controlling interests, net	(8,029)	—

Net cash used in financing activities	(4,707,057)	(403,994)

Net increase (decrease) in cash and cash equivalents	623,386	(135,483)

Cash and cash equivalents, beginning of the period (Note 6)	6,472,459	5,778,390
Effects of exchange rate changes on cash and cash equivalents	54,477	(15,367)

Cash and cash equivalents, end of the period (Note 6)	7,150,322	5,627,540

See accompanying notes to consolidated financial statements.

WOORI FINANCE HOLDINGS CO., LTD. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

1.	General

(1)	Woori Finance Holdings Co., Ltd.

Woori Finance Holdings Co., Ltd. (hereinafter referred to “Woori Finance Holdings” or the “Parent company”), which is a controlling entity of Woori Financial Group, in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1110 – Consolidated Financial Statements, was incorporated on March 27, 2001, to manage the following five financial institutions: Woori Bank, Kyongnam Bank, Kwangju Bank, Peace Bank of Korea (merged into Woori Bank on March 31, 2004) and Woori Investment Bank (merged into Woori Bank on July 31, 2003), whose shares were contributed to the Parent company by the Korea Deposit Insurance Corporation (the “KDIC”) in accordance with the provisions of the Financial Holding Company Act. As a result of its functional restructuring and privatization plan, the Parent company owns 12 subsidiaries including Woori Bank and 161 2nd-tier subsidiaries including Woori Credit Information Co., Ltd. as of March 31, 2014.

Upon its incorporation, the Parent company’s stock amounted to 3,637,293 million Won, consisting of 727,458,609 common shares (5,000 Won per share) issued. As a result of several capital increases, exercise of warrants and conversion rights since incorporation, the Parent company’s stock amounts to 4,030,077 million Won, consisting of 806,015,340 common shares issued, as of March 31, 2014. KDIC owns 459,198,609 shares out of total outstanding shares, representing 56.97% ownership of the Group.

On June 24, 2002, the Parent company listed its common shares on the Korea Exchange. On September 29, 2003, the Parent company registered with the Securities and Exchange Commission in the United States of America and listed its American Depositary Shares on the New York Stock Exchange.

(2)	The consolidated financial statements for the Group include the following subsidiaries:

Subsidiaries	Main business	March 31, 2014	December 31, 2013
Woori Finance Holdings Co., Ltd.:
Woori Bank	Banking	100.0	100.0
Kyongnam Bank	”	100.0	100.0
Kwangju Bank	”	100.0	100.0
Woori FIS Co., Ltd.	System software development & maintenance	100.0	100.0
Woori F&I	Finance	100.0	100.0
Woori Investment &Securities (*1)	”	37.9	37.9
Woori Asset Management	”	100.0	100.0
Woori Private Equity Co., Ltd.	”	100.0	100.0
Woori Financial (*4)	”	—	52.0
Woori FG Savings Bank	”	100.0	100.0
Woori Finance Research Institute	Other service business	100.0	100.0
Woori Card Co., Ltd.	Finance	100.0	100.0
Woori Finance Holdings Co., Ltd. and Woori Private Equity Co., Ltd.:
Woori Investment Bank (*9)	Other credit finance business	42.8	42.8
Woori Bank:
Woori Credit Information Co., Ltd.	Credit information	100.0	100.0
Woori America Bank	Finance	100.0	100.0
Woori Global Market Asia Limited	”	100.0	100.0
Woori Bank (China) Limited	”	100.0	100.0
ZAO Woori Bank	”	100.0	100.0
PT. Bank Woori Indonesia	”	95.2	95.2
Woori Brazil Bank	”	100.0	100.0

Subsidiaries	Main business	March 31, 2014	December 31, 2013
Korea BTL Infrastructure Fund	Finance	100.0	100.0
Woori Fund Service Co., Ltd.	”	100.0	100.0
Kumho Trust First Co., Ltd. (*6)	Asset securitization	0.0	0.0
Asiana Saigon Inc. (*6)	”	0.0	0.0
An-Dong Raja First Co., Ltd. (*6)	”	0.0	0.0
Consus Eighth Co., LLC (*6)	”	0.0	0.0
KAMCO Value Recreation First Securitization Specialty Co., Ltd. (*6)	”	15.0	15.0
Woori IB Global Bond Co., Ltd. (*6)	”	0.0	0.0
Hermes STX Co., Ltd. (*6)	”	0.0	0.0
BWL First Co., LLC (*6)	”	0.0	0.0
Woori Poongsan Co., Ltd. (*6)	”	0.0	0.0
Pyeongtaek Ocean Sand Inc. (*6)	”	0.0	0.0
W synergy First Co., Ltd. (*6)	”	0.0	0.0
Deogi Dream Fourth Co., Ltd. (*6)	”	0.0	0.0
Guam Emrald Ocean View Inc. (*6)	”	0.0	0.0
Jeonju Iwon Ltd. (*6)	”	0.0	0.0
Wonju I-one Inc. (*6)	”	0.0	0.0
Heitz Third Co., Ltd. (*6)	”	0.0	0.0
Principle Guaranteed Trust (*7)	Trust	0.0	0.0
Principle and Interest Guaranteed Trust (*7)	”	0.0	0.0
Kyongnam Bank:
Consus Sixth Co., LLC (*6)	Asset securitization	0.0	0.0
Principle Guaranteed Trust (*7)	Trust	0.0	0.0
Principle and Interest Guaranteed Trust (*7)	”	0.0	0.0
Kwangju Bank:
Hybrid First Specialty Inc. (*6)	Asset securitization	0.0	0.0
KAMCO Value Recreation Second Securitization Specialty Inc. (*6)	”	15.0	15.0
Principle Guaranteed Trust (*7)	Trust	0.0	0.0
Principle and Interest Guaranteed Trust (*7)	”	0.0	0.0
Woori F&I Co., Ltd.:
Woori AMC Co., Ltd.	Other financial business	100.0	100.0
Woori F&I Seventh Asset Securitization Specialty	Asset securitization	100.0	100.0
Woori F&I Tenth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirteenth Asset Securitization Specialty	”	94.6	94.6
Woori SB Tenth Asset Securitization Specialty	”	50.0+1share	50.0+1share
Woori F&I Sixteenth Asset Securitization Specialty	”	100.0	100.0
Woori EA Third Asset Securitization Specialty	”	70.0	70.0
Woori EA Fifth Asset Securitization Specialty	”	70.0	70.0
Woori F&I Seventeenth Asset Securitization Specialty	”	100.0	100.0
Woori EA Eighth Asset Securitization Specialty	”	51.0	51.0
WR Investment America, LLC	Administration of NPL	100.0	100.0
Woori F&I Eighteenth Asset Securitization Specialty	Asset securitization	100.0	100.0
Woori EA Tenth Asset Securitization Specialty	”	51.0	51.0
Woori F&I Nineteenth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twentieth Asset Securitization Specialty	”	60.0	60.0
Woori F&I Twenty first Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twenty second Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twenty third Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twenty fourth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twenty fifth Asset Securitization Specialty	”	100.0	100.0
Woori EA Twelfth Asset Securitization Specialty	”	70.0	70.0
Woori EA Thirteenth Asset Securitization Specialty	”	70.0	70.0
Woori EA Fourteenth Asset Securitization Specialty	”	70.0	70.0
Woori EA Fifteenth Asset Securitization Specialty	”	70.0	70.0
Woori EA Eighteenth Asset Securitization Specialty	”	67.0	67.0
Woori F&I Twenty sixth Asset Securitization Specialty	”	100.0	100.0

Subsidiaries	Main business	March 31, 2014	December 31, 2013
Woori F&I Twenty seventh Asset Securitization Specialty	Asset securitization	100.0	100.0
Woori F&I Twenty eighth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Twenty ninth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirtieth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty first Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty second Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty third Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty fourth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty fifth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty sixth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty seventh Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty eighth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Thirty ninth Asset Securitization Specialty	”	100.0	100.0
Woori F&I Fortieth Asset Securitization Specialty	”	100.0	100.0
FS 1312 Asset Securitization Specialty	”	100.0	100.0
FI 1403 Asset Securitization Specialty (*2)		100.0	—
Woori Investment & Securities Co., Ltd.:
Woori Futures Co., Ltd.	Futures trading	100.0	100.0
Woori Investment Asia PTE, Ltd.	Investments	100.0	100.0
Woori Absolute Global Opportunity Fund (*5)	Securities investments	100.0	100.0
LG Investments Holding B.V.	”	100.0	100.0
Woori Investment Securities (H.K.) Ltd.	Securities business	100.0	100.0
Woori Investment Securities Int’l Ltd.	Securities investments	100.0	100.0
Woori Investment Securities America, Inc.	”	100.0	100.0
Woori CBV Securities Corporation (*1)(*5)	Securities business	49.0	49.0
MARS Second Private Equity Fund (*1)	Other financial business	8.9	8.9
Woori Absolute Partners PTE, Ltd.	Securities investments	100.0	100.0
Woori Korindo Securities Indonesia	”	60.0	60.0
Woori Absolute Return Investment Strategies Fund (*5)	”	98.4	100.0
KoFC Woori Growth Champ Private Equity Fund (*3)	Other financial business	27.3	27.3
Woori Investment advisory Co., Ltd. (Beijing)	Securities investments	95.1	95.1
IBS eleventh Co., Ltd. (*6)	Asset securitization	0.0	0.0
Alphen Rose Second Co., Ltd. (*6)	”	0.0	0.0
Woori Credit First Co., Ltd. (*6)	”	0.0	—
Principle Guaranteed Trust (*7)	Trust	0.0	0.0
Woori Private Equity Co., Ltd.:
Woori Private Equity Fund	Other financial business	61.0	61.0
Woori Private Equity Fund:
Woori EL Co., Ltd.	Other financial business	100.0	100.0
KoFC Woori Growth Champ Private Equity Fund:
Woori Giant First Co., Ltd.	Asset securitization	100.0	100.0
Woori Investment Bank:
HUB First Co., Ltd. (*10)	”	—	0.0
HUB Second Co., Ltd. (*10)	”	—	0.0
HUB Third Co., Ltd. (*10)	”	—	0.0
Two Eagles KIB LLC (*5)	Other service business	100.0	100.0
Woori Private Equity Co., Ltd. and TWO Eagles KIB LLC:
Two Eagles LLC	Other service business	55.0	55.0
Woori Private Equity Co., Ltd. and My Asset Manhattan Private REIT First:
Sahn Eagles LLC	Other financial business	60.0	60.0
Woori, Kyongnam, Kwangju Bank, Woori Investment & Securities Co., Ltd. and Woori Investment Bank:
Woori CS Ocean Bridge 9th and 60 beneficiary certificates for the rest (*8)	Beneficiary certificates	—	—

(*1)	Woori Investment & Securities is consolidated since the Group has de facto control over Woori Investment & Securities. The Group has power to govern the financial and operating policies of Woori Investment & Securities through the board of directors and shareholders’ meeting that is, the Group has power to appoint or remove the majority of the members of the board of directors and controls Woori Investment & Securities through the board. Woori CBV Securities Corporation and MARS Second Private Equity Fund are consolidated since the Group has controlling power over these entities by exercising more than 50% voting power.
(*2)	The entity was consolidated due to the fact that the ownership of investment has been increased more than 50% for the three months ended March 31, 2014.
(*3)	KoFC Woori Growth Champ Private Equity Fund (the “Fund”) was consolidated as Woori Investment & Securities, the general partner of the Fund, has controlling power over the Fund.
(*4)	The entity was deconsolidated since the entity was sold during the three months ended March 31, 2014.
(*5)	Financial information used for consolidation is based on the financial statements as of February 28, 2014 or December 31, 2013. There have been no significant events and transactions that have occurred during the 1 month and 3 months.
(*6)	The entity is a structured entity that is established for securitization of financial assets. It is determined that the Group controls the entity after considering facts and circumstances, such as the Group’s power over the entity’s related business activities, the Group’s exposure to variable returns from the its involvement with the entity, and the Group’s ability to affect the returns through its power over the entity.
(*7)	The entity is a money trust that was established in accordance with the Trust Business Act. It is determined that the Group controls the trust after considering facts and circumstances, such as the Group’s power over the trust’s related business activities, the Group’s exposure to variable returns from the its involvement with the trust, and the Group’s ability to affect the returns through its power over the trust.
(*8)	The entity is a structured entity that is established for the purpose of investments in securities. It is determined that the Group controls the entity after considering facts and circumstances, such as the Group’s power over the entity’s related business activities, the Group’s exposure to variable returns from the its involvement with the entity, and the Group’s ability to affect the returns through its power over the entity.
(*9)	Woori Investment Bank is consolidated since the Group has de facto control over the entity. The Group has power to govern the financial and operating policies of Woori Investment Bank through the board of directors and shareholders’ meeting.
(*10)	The entity was deconsolidated since the entity was liquidated during the three months ended March 31, 2014.

(3)	The entities owned by the Group over 50% but not consolidated as of March 31, 2014 is as follows:

Companies	Location	Main business	Percentage of ownership (%)
Golden Bridge Sidus FNH video (*)	Korea	Securities investments	58.8
Golden Bridge NHN Online Private Equity Investment (*)	Korea	”	60.0
Heungkuk High Class Private Investment Trust 377th (*)	Korea	”	51.3

(*)	The Group owns the majority ownership of these SPEs, but has no power on the investees’ relevant activities. As a result, it is deemed that the Group has no control over the SPEs.

(4)	The summarized financial information before the elimination of intercompany transactions of the main subsidiaries whose financial information were prepared under K-IFRS for the Group’s consolidated financial statements are as follows (Unit: Korean Won in millions):

	As of and for the three months ended March 31, 2014
	Assets	Liabilities	Operating revenue	Net income (loss) attributable to owners	Comprehensive income (loss) attributable to owners
Woori Bank	248,129,009	230,176,770	4,021,150	305,237	303,261
Kyongnam Bank	31,779,196	29,605,633	393,838	29,990	33,916
Kwangju Bank	18,974,955	17,598,964	247,331	21,403	21,537
Woori FIS	323,414	287,654	88,451	(1,843)	(1,875)
Woori F&I	1,543,664	1,234,361	54,246	23,464	23,375
Woori Investment & Securities	31,370,479	27,917,893	1,150,234	11,141	15,847
Woori Asset Management	85,532	16,205	7,787	1,367	1,363
Woori PE	89,049	48,428	1,161	(38)	(190)
Woori FG Savings Bank	740,400	614,111	17,378	2,691	2,689
Woori Finance Research Institute	3,867	619	1,820	62	49
Woori Card	5,093,989	3,973,154	309,259	18,933	16,960
Woori Investment Bank	862,744	791,640	15,400	2,195	2,454

	As of and for the year ended December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss) attributable to owners	Comprehensive income (loss) attributable to owners
Woori Bank	249,984,771	231,634,440	18,391,736	465,266	402,180
Kyongnam Bank	31,714,227	29,453,944	1,698,639	130,181	126,871
Kwangju Bank	18,872,965	17,428,695	1,007,156	61,030	67,873
Woori FIS	332,223	294,588	311,660	(2,054)	(3,634)
Woori F&I	1,641,240	1,335,712	184,406	49,115	48,878
Woori Investment & Securities	29,981,804	26,534,352	4,027,395	47,975	14,508
Woori Asset Management	85,169	17,205	31,527	4,179	4,137
Woori PE	89,945	49,135	5,008	1,776	1,691
Woori Financial	3,939,851	3,527,585	338,010	54,143	52,876
Woori FG Savings Bank	822,887	699,287	84,875	(33,515)	(32,644)
Woori Finance Research Institute	3,739	540	6,656	611	689
Woori Card	4,679,202	3,575,328	800,352	47,998	53,875
Woori Investment Bank	867,279	798,660	141,320	(96,649)	(95,596)

(5)	The structured entities where the Group has financial interest are as follows:

-	Securitization

The Group uses structured entities to securitize loans and receivables, corporate bonds, and other financial assets. The Group is involved with structured entities through the provision of liquidity facilities including guarantees, which are designed to provide credit support to the entities, or the investment in securities issued by structured entities, or the financing of structured entities through loans.

-	Investment funds

The structured entity is established for the purpose of investments in securities. The Group acquires beneficiary certificates through its contribution of fund to the structured entity, and it is exposed to the risk that it may not be able to recover its fund depending on the result of investment performance of asset managers of the structured entity.

-	Money trust under the Trust Business Act

The Group has consolidated its guaranteed money trusts due to its provision of financial guarantee to investors over principal and interest or over principal only. Thus, the Group may be obliged to supplement when the principal or interest of the money trusts is short of the guaranteed amount.

(6)	The details of the limitations with regard to the transfer of assets or the redemption of liabilities within the Group are provided below.

Some subsidiaries and associates are regulated by the rules of the jurisdictions in which they incorporated with regard to funding or management of deposits. Also, there is the limitation that they must have pre-approval from their regulators in case of remittance of earnings to the Parent company.

(7)	The Group has entered into various agreements with structured entities such as asset securitization vehicles, structured finance and investment funds. The Group has no controlling power over those structured entities, which is determined in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 1110. As therefore, those structured entities are not consolidated to the Group.

They are classified in three categories, asset securitization vehicles, structured finance and investment fund, based on the nature and the purpose of their investments and risk exposed to the Group.

Asset securitization vehicle issues asset-backed securities and redeems the principal and interest or distributes dividends on asset-backed securities with profits from collecting cash flows or sale of securitized assets. The Group, as a secondary guarantor, provides purchase commitments for its asset-backed securities or guarantees to such asset securitization vehicle and recognizes commission income or interest incomes related to the commitment or guarantees. As therefore, the Group would be exposed to risks to purchases or pays back asset-backed securities issued by the vehicles when a primary guarantor fails to provide the financing asset securitization vehicles.

Structured finance includes investments in project financing on real estates, social overhead capital (“SOC”), infrastructure and shipping finance. They are formed as special purpose entity by funding through equity investments and loans from various investors. Investment decisions are made by the Group based on business outlook of such projects. In relation to such investments, the Group recognizes interest incomes on loans, gains or losses on valuation of equity investments or dividend income. The structured finance is secured by additional funding agreement, guarantee or credit facilities. However, the structured financing project would fail to return the capital of equity investments or principal of loans to the Group if it is discontinued or did not achieve business outcome.

Investment funds include trusts and private equity funds. A trust is formed by contributions from various investors, operated by a manager engaged to the trust and distributed proceeds from sales of investments to the investors. A private equity fund is established in order to acquire ownership interests in a portfolio company with exit strategy after implementing financial and operational restructuring of the company. The Group recognizes unrealized gains or losses on change in value of investments in proposition of ownership interests in investments. The Group would be exposed to risks of loss when the value of portfolio investment is decreased.

Total assets of the unconsolidated structured entities, the carrying value of the related items recorded, the maximum exposure to risks, and the loss recognized as of and for the three months ended March 31, 2014 are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Asset securitization vehicle	Structured finance	Investment funds
Total asset of the unconsolidated structured entities	48,393,744	27,712,252	16,190,391
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	1,458,896	3,010,205	1,782,120
Loans and receivables	144,909	2,785,604	72,901
Financial assets at fair value through profit or loss	581,240	—	—
Available-for-sale financial assets	273,872	175,427	880,312
Held-to-maturity financial assets	458,800	—	—
Investments in joint ventures and associates	—	—	828,907
Derivative assets	75	49,174	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	22,041	1,183	1
Derivative liabilities	266	—	—
Other liabilities (including provisions)	21,775	1,183	1
The Maximum exposure to risks	3,729,976	3,649,832	1,788,876
Investments	1,458,896	3,010,206	1,782,120
Purchase agreements	690,230	—	—
Credit facilities	1,476,150	112,435	—
Other agreements	104,700	527,191	6,756
Loss recognised on unconsolidated structured entities	869	2,793	14,752

	December 31, 2013
	Asset securitization vehicle	Structured finance	Investment funds
Total asset of the unconsolidated structured entities	46,802,368	29,994,406	13,346,997
Assets recognized in the consolidated financial statements related to the unconsolidated structured entities	1,364,866	3,178,522	1,719,104
Loans and receivables	157,638	2,949,141	3,613
Financial assets at fair value through profit or loss	344,555	—	—
Available-for-sale financial assets	304,999	178,713	1,177,660
Held-to-maturity financial assets	557,579	—	—
Investments in joint ventures and associates	—	—	537,831
Derivative assets	95	50,668	—
Liabilities recognized in the consolidated financial statements related to the unconsolidated structured entities	19,622	1,321	12
Other liabilities (including provisions)	19,622	1,321	12
The Maximum exposure to risks	3,637,323	3,931,181	1,780,019
Investments	1,364,772	3,127,854	1,719,105
Purchase agreements	799,180	—	—
Credit facilities	1,337,881	367,531	54,600
Other agreements	135,490	435,796	6,314
Loss recognised on unconsolidated structured entities	3,576	69,078	24,760

(8)	The non-controlling interests of those subsidiaries of which non-controlling shareholders are significant are as follows (Unit: Korean Won in millions):

1)	Accumulated non-controlling interests at the end of the period

	March 31, 2014	December 31, 2013
Woori Investment & Securities	1,926,259	1,925,263
Woori Financial (*)	—	188,464
Woori Investment Bank	44,253	42,818

As of March 31, 2014 and December 31, 2013, hybrid securities that have been issued by bank subsidiaries, including Woori Bank, Kwangju Bank and Kyongnam Bank were included in non-controlling interest in the consolidated statement of financial position and the amounts to 2,167,362 million Won and 2,870,356 million Won, respectively.

2)	Net income attributable to non-controlling interests

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Woori Investment & Securities	5,623	(313,928)
Woori Financial (*)	—	28,925
Woori Investment Bank	1,256	(56,408)

For the three months ended March 31, 2014 and for the year ended December 31, 2013, the Group has paid out dividend, amounting to 45,619 million Won and 154,868 million Won in the consolidated statement of comprehensive income, respectively.

3)	Dividends to non-controlling interests

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Woori Investment & Securities	8,029	15,115
Woori Financial (*)	—	6,084

(*) The entity was deconsolidated since the entity was sold during the three months ended March 31, 2014.

2.	SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES

(1)	Basis of presentation

The Group’s condensed consolidated financial statements for the three months ended March 31, 2013 are prepared in accordance with K-IFRS 1034 – Interim Financial Reporting. It is necessary to use the annual consolidated financial statements for the year ended December 31, 2013 for the understanding of these condensed consolidated financial statements.

The accompanying financial statements are the Group’s condensed consolidated financial statements in accordance with K-IFRS 1010 – Consolidated Financial Statements.

Unless stated otherwise, the accounting policies have been applied consistently with the annual consolidated financial statements as of December 31, 2013 in order to prepare the condensed consolidated financial statements for the three months ended March, 2014.

1)	The Group has newly adopted the following new standards that affected the Group’s accounting policies.

Amendments to K-IFRS 1032 – Financial Instruments: Presentation

The amendments to K-IFRS 1032 clarify the requirement for the offset presentation of financial assets and financial liabilities. That is, the right to offset must not be conditional on the occurrence of future events and can be exercised anytime during the contract periods. The right to offset is executable even in the case of default or insolvency. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Amendments to K-IFRS 1110, 1112 and 1027 – Investment Entities

Investment Entities introduced an exception to the principle in K-IFRS 1110 Consolidated financial statement that all subsidiaries shall be consolidated. The amendments define an investment entity and require a parent that is an investment entity to measure its investment in particular subsidiaries at fair value through profit or loss instead of consolidating those subsidiaries in its consolidated financial statements. Also, the new disclosure requirements for investment entities in accordance with the amendments of K-IFRS 1110 have been introduced by consequential amendments to K-IFRS 1112 Disclosure of Interests in Other Entities and K-IFRS 1027 Separate Financial Statements. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Amendments to K-IFRS 1039 – Financial Instruments: Recognition and Measurement

The amendments allowed the Company to use hedge accounting when, as a consequence of laws or regulations or the introduction of laws or regulations, the original counterparty to the hedging instrument is replaced by a central counterparty or an entity which is acting as counterparty in order to effect clearing by a central counterparty. The adoption of the amendments has no significant impact on the Group’s consolidated financial statements.

Enactment of K-IFRS 2121 – Levies

The enactment defines that the obligating event giving rise to the recognition of a liability to pay a levy is the activity that triggers the payment of the levy in accordance with the related legislation. The enactment has no significant impact on the Group’s consolidated financial statements.

In addition to the new amendments and enactments listed above, K-IFRS 1036, Impairment of Assets, had been amended to add clarifications about the disclosure requirement in relation to estimated recoverable amount for non-financial assets. The adoption of these amendments has no significant impact on the Group’s consolidated financial statements.

2)	The Group has not applied the following new and revised K-IFRSs that have been issued but are not yet effective:

Amendments to K-IFRS 1019 – Employee Benefits

If the amount of the contributions is independent of the numbers of years of service, the Group is permitted to recognize such contributions as a reduction in the service cost in the period in which the related service is rendered. The amendments are effective for the annual periods beginning on or after July 1, 2014.

The Group anticipates that the amendment listed above may not have significant impact on the Group’s consolidated financial statements.

3)	Others

a)	Reclassification of the credit card commission

The Group has reclassified the credit card commission from interest income to fees and commission income in order to facilitate the comparison between the consolidated financial statements. The Group applied this reclassification retrospectively to the comparative periods and restated the statements of comprehensive income for the three months ended March 31, 2013. As a result of the reclassification, interest income decreased by 163,777 million Won and fees and commissions income increased by 163,777 million Won for the three months ended December 31, 2013. The reclassification has no impact on the net assets and net income of the Group as of and for the three months ended March 31, 2013.

b)	Reclassification of the special reserve from principal guaranteed trusts

The Group reclassified the special reserve from principal guaranteed trusts from other financial liability to retained earnings as of March 31, 2013 and the Group applied this reclassification retrospectively to the comparative periods and restated the statements of comprehensive income for the three months ended March 31, 2013. As a result of the reclassification, net income increased 189 million Won.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experiences and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions. The significant judgments which management has made about the application of the Group’s accounting policies and key sources of uncertainty in estimate do not differ from those used in preparing the consolidated financial statements for the year ended December 31, 2013.

4.	Risk Management

The Group’s operating activity is exposed to various financial risks. The Group is required to analyze and assess the level of complex risks, and determine the permissible level of risks and manage such risks.

The Group’s risk management procedures have been established to improve the quality of assets for holding or investment purposes by making decisions as how to avoid or mitigate risks through the identification of the source of the potential risks and their impact.

The Group has established an approach to manage the acceptable level of risks and reduce the excessive risks in financial instruments in order to maximize the profit given risks present, for which the Group has implemented processes for risk identification, assessment, control, and monitoring and reporting. The risk is managed by the risk management department in accordance with the Group’s risk management policy. The Risk Management Committee makes decisions on the risk strategies such as the avoidance of concentration on capital at risk and the establishment of acceptable level of risk.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goals of credit risk management are to maintain the Group’s credit risk exposure to a permissible degree and to optimize its rate of return considering such credit risk.

1)	Credit risk management

The Group considers the probability of failure of its counterparties in performing their obligations, credit exposure to the counterparty, the related default risk and the rate of default loss. The Group uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Group utilizes credit grades derived using statistical methods. In order to manage credit risk limit, the Group establishes the appropriate credit line per obligor, company or industry. It monitors obligor’s credit line, total exposures and loan portfolios when approving the loan.

The Group mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Group has adopted the entrapment method to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Group regularly performs a revaluation of collateral reflecting such credit risk mitigation.

2)	Maximum exposure to credit risk

The Group’s maximum exposure to credit risk refers to net book value of financial assets net of allowances, which shows the uncertainties of maximum changes of net value of financial assets attributable to a particular risk without considering collateral and other credit enhancements obtained. However, the maximum exposure is the fair value amount (recorded on the books) for derivatives, maximum contractual obligation for payment guarantees and loan commitment for loan contracts.

The maximum exposure to credit risk is as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Loans and receivables:
Korean treasury and government agencies	15,407,436	14,872,194
Banks	12,441,745	21,881,697
Corporates	88,669,990	84,596,916
Consumers	91,788,811	90,561,566

Sub-total	208,307,982	211,912,373

Financial assets at fair value through profit or loss (“FVTPL”):
Deposits indexed to gold prices	10,789	9,299
Debt securities held for trading	2,447,791	2,235,880
Designated at FVTPL	1,542	2,676
Derivative for trading	1,824,512	2,184,431

Sub-total	4,284,634	4,432,286

Available-for-sale (“AFS”) debt securities	12,718,124	12,404,693
Held-to-maturity (“HTM”) securities	13,099,730	12,038,820
Derivative assets (hedging)	143,973	131,410
Off-balance sheet items (*):
Guarantees	22,071,544	22,800,853
Loan commitments	91,038,772	90,728,033

Sub-total	113,110,316	113,528,886

Total	351,664,759	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

a)	Credit risk exposure by geographical areas

The following tables analyze credit risk exposure by geographical areas (Unit: Korean Won in millions):

	March 31, 2014
	Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	199,692,331	2,247,021	1,824,363	564,010	280,466	3,699,791	208,307,982
Financial assets at FVTPL	4,270,352	3,457	—	10,817	8	—	4,284,634
AFS debt securities	12,477,004	34,519	91,872	—	—	114,729	12,718,124
HTM securities	13,076,285	—	9,714	—	—	13,731	13,099,730
Derivative assets (hedging)	143,973	—	—	—	—	—	143,973
Off-balance sheet items (*)	110,912,886	633,455	77,785	9,492	25,094	1,451,604	113,110,316

Total	340,572,831	2,918,452	2,003,734	584,319	305,568	5,279,855	351,664,759

	December 31, 2013
	Korea	China	USA	UK	Japan	Others	Total
Loans and receivables	203,301,096	2,441,585	1,828,229	547,221	457,539	3,336,703	211,912,373
Financial assets at FVTPL	4,422,338	565	—	9,381	2	—	4,432,286
AFS debt securities	12,176,165	34,051	96,030	—	—	98,447	12,404,693
HTM securities	12,016,036	—	10,048	—	—	12,736	12,038,820
Derivative assets (hedging)	131,410	—	—	—	—	—	131,410
Off-balance sheet items (*)	111,146,808	581,961	82,389	9,952	27,864	1,679,912	113,528,886

Total	343,193,853	3,058,162	2,016,696	566,554	485,405	5,127,798	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

b)	Credit risk exposure by industries

The following tables analyze credit risk exposure by industries, which are service, manufacturing, finance and insurance, construction, individuals and others in accordance with the Korea Standard Industrial Classification Code (Unit: Korean Won in millions):

	March 31, 2014
	Service	Manufacturing	Finance and insurance	Construction	Individuals	Others	Total
Loans and receivables	41,401,730	37,943,576	28,820,391	5,993,392	84,980,257	9,168,636	208,307,982
Financial assets at FVTPL	59,180	171,877	2,746,036	28,058	—	1,279,483	4,284,634
AFS debt securities	78,609	25,757	7,709,283	40,705	—	4,863,770	12,718,124
HTM securities	20,151	—	6,112,257	537,742	—	6,429,580	13,099,730
Derivative assets (hedging)	—	—	143,973	—	—	—	143,973
Off-balance sheet items (*)	19,182,914	40,664,594	12,259,317	5,573,917	28,156,542	7,273,032	113,110,316

Total	60,742,584	78,805,804	57,791,257	12,173,814	113,136,799	29,014,501	351,664,759

	December 31, 2013
	Service	Manufacturing	Finance and insurance	Construction	Individuals	Others	Total
Loans and receivables	43,027,515	36,041,492	36,069,888	5,623,901	84,046,353	7,103,224	211,912,373
Financial assets at FVTPL	104,057	191,704	2,857,233	41,036	—	1,238,256	4,432,286
AFS debt securities	721,369	20,272	7,955,483	51,389	—	3,656,180	12,404,693
HTM securities	1,217,386	—	5,175,848	498,025	—	5,147,561	12,038,820
Derivative assets (hedging)	—	—	131,410	—	—	—	131,410
Off-balance sheet items (*)	16,896,597	37,487,291	11,046,293	5,644,958	26,388,435	16,065,312	113,528,886

Total	61,966,924	73,740,759	63,236,155	11,859,309	110,434,788	33,210,533	354,448,468

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

3)	Credit risk of loans and receivables

The credit exposure of loans and receivables by customer and loan condition are as follows (Unit: Korean Won in millions):

	March 31, 2014
			Corporates
	Korean treasury and government agencies	Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Loans and receivables neither overdue nor impaired	15,408,732	12,453,470	50,693,696	30,041,489	5,772,131	86,507,316	90,618,984	204,988,502
Loans and receivables overdue but not impaired	2,913	137	192,264	204,141	—	396,405	979,530	1,378,985
Impaired loans and receivables	—	—	3,269,917	724,551	679,434	4,673,902	687,551	5,361,453

Gross loans and receivables	15,411,645	12,453,607	54,155,877	30,970,181	6,451,565	91,577,623	92,286,065	211,728,940

Allowance for credit losses	4,209	11,862	1,929,544	693,976	284,113	2,907,633	497,254	3,420,958

Total, net	15,407,436	12,441,745	52,226,333	30,276,205	6,167,452	88,669,990	91,788,811	208,307,982

	December 31, 2013
			Corporates
	Korean treasury and government agencies	Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Loans and receivables neither overdue nor impaired	14,869,648	21,921,676	49,104,458	28,001,139	5,504,083	82,609,680	88,953,950	208,354,954
Loans and receivables overdue but not impaired	7,283	1,308	168,958	177,461	—	346,419	1,332,874	1,687,884
Impaired loans and receivables	16	—	3,316,464	720,569	716,515	4,753,548	763,603	5,517,167

Gross loans and receivables	14,876,947	21,922,984	52,589,880	28,899,169	6,220,598	87,709,647	91,050,427	215,560,005

Allowance for credit losses	4,753	41,287	2,172,271	644,967	295,493	3,112,731	488,861	3,647,632

Total, net	14,872,194	21,881,697	50,417,609	28,254,202	5,925,105	84,596,916	90,561,566	211,912,373

a)	Credit quality of loans and receivables

The Group manages its loans and receivables, (neither overdue nor impaired, net of allowance) through an internal rating system. Segregation of credit quality is as follows (Unit: Korean Won in millions):

	March 31, 2014
	Korean treasury and government agencies		Corporates
		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Upper grade (*1)	15,404,525	12,441,285	37,270,775	10,330,084	4,106,866	51,707,725	85,499,346	165,052,881
Lower grade (*2)	—	323	13,027,755	19,391,893	1,598,337	34,017,985	4,931,612	38,949,920

Total	15,404,525	12,441,608	50,298,530	29,721,977	5,705,203	85,725,710	90,430,958	204,002,801

Value of collateral	—	358,135	16,647,258	22,767,976	2,675,795	42,091,029	72,874,428	115,323,592

	December 31, 2013
	Korean treasury and government agencies		Corporates
		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Upper grade (*1)	14,864,038	21,879,940	35,057,014	9,311,697	3,992,583	48,361,294	83,676,603	168,781,875
Lower grade (*2)	890	454	13,399,524	18,376,965	1,440,708	33,217,197	5,089,040	38,307,581

Total	14,864,928	21,880,394	48,456,538	27,688,662	5,433,291	81,578,491	88,765,643	207,089,456

Value of collateral	4,223	424,930	17,144,365	21,997,841	2,491,742	41,633,948	69,353,323	111,416,424

(*1)	AAA~BBB for Corporates, and 1~6 level for Consumers
(*2)	BBB- ~C for Corporates, and 7~10 level for Consumers

Allowances for credit losses, for loans and receivables neither overdue nor impaired, amounting to 985,701 million Won and 1,265,498 million Won as of March 31, 2014 and December 31, 2013, respectively, which are deducted from the loans and receivables above.

b)	Aging analysis of loans and receivables

Aging analysis of loans and receivables (overdue but not impaired, net of allowance) is as follows (Unit: Korean Won in millions):

	March 31, 2014
	Korean treasury and government agencies		Corporates
Past due		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Less than 30 days	2,912	133	169,419	128,236	—	297,655	751,982	1,052,682
30 to 60 days	—	4	16,139	37,350	—	53,489	113,532	167,025
60 to 90 days	—	—	2,515	15,410	—	17,925	67,704	85,629

Total	2,912	137	188,073	180,996	—	369,069	933,218	1,305,336

Value of collateral (*)	—	—	25,260	157,233	—	182,493	704,954	887,447

	December 31, 2013
	Korean treasury and government agencies		Corporates
Past due		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Less than 30 days	7,260	1,304	148,791	151,278	—	300,069	1,125,652	1,434,285
30 to 60 days	7	—	7,619	12,268	—	19,887	80,271	100,165
60 to 90 days	—	—	9,871	1,534	—	11,405	52,384	63,789

Total	7,267	1,304	166,281	165,080	—	331,361	1,258,307	1,598,239

Value of collateral (*)	—	—	61,370	144,242	—	205,612	965,941	1,171,553

(*)	The collateral value held is the recoverable amount used when calculating provision for credit losses.

Allowances for credit losses, related to loans and receivables that are overdue but not impaired, in the amount of 73,649 million Won and 89,645 million Won as of March 31, 2014 and December 31, 2013, respectively, are deducted from the amounts of loans and receivables presented above.

c)	Impaired loans and receivables

Impaired loans and receivables, net of allowance is as follows (Unit: Korean Won in millions):

	March 31, 2014
	Korean treasury and government agencies		Corporates
		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Impaired loans	—	—	1,739,734	373,231	462,250	2,575,215	424,630	2,999,845
Value of collateral (*)	—	—	1,211,243	427,186	91,000	1,729,429	362,446	2,091,875

	December 31, 2013
	Korean treasury and government agencies		Corporates
		Banks	General business	Small & medium sized enterprise	Project financing	Sub-total	Consumers	Total
Impaired loans	—	—	1,794,791	400,459	491,815	2,687,065	537,613	3,224,678
Value of collateral (*)	—	—	1,275,724	458,426	91,000	1,825,150	502,797	2,327,947

(*)	The collateral value held is recoverable amount used when calculating provision for credit losses.

Allowances for credit losses, related to impaired loans and receivables amounting to 2,361,608 million Won and 2,292,489 million Won as of March 31, 2014 and December 31, 2013, respectively, are deducted from the amounts of impaired loans and receivables presented above.

4)	Credit risk of debt securities

The Group manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (ECAI)’s rating is as follows (Unit: Korean Won in millions):

	March 31, 2014
	Debt securities held for trading	Designated at FVTPL	AFS debt securities	HTM securities	Total
AAA	1,813,757	—	10,445,880	13,076,431	25,336,068
AA- ~ AA+	453,860	—	894,925	3,912	1,352,697
BBB- ~ A+	180,174	1,542	1,369,630	19,387	1,570,733
Below BBB-	—	—	7,689	—	7,689
Default grade	—	—	—	—	—

Total	2,447,791	1,542	12,718,124	13,099,730	28,267,187

	December 31, 2013
	Debt securities held for trading	Designated at FVTPL	AFS debt securities	HTM securities	Total
AAA	1,484,997	—	10,402,289	12,005,952	23,893,238
AA- ~ AA+	638,393	—	961,637	17,540	1,617,570
BBB- ~ A+	112,490	2,676	1,032,555	15,328	1,163,049
Below BBB-	—	—	8,212	—	8,212
Default grade	—	—	—	—	—

Total	2,235,880	2,676	12,404,693	12,038,820	26,682,069

(2)	Market risk

Market risk is the possible risk of loss arising from trading activities and non-trading activities in the volatility of market factors such as interest rates, stock prices and foreign exchange rates.

Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to changes in the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1)	Market risk management

For trading activities and non-trading activities, the Group avoids, bears or mitigates risks by identifying the underlying source of the risks, measuring parameters and evaluating their appropriateness.

At the beginning of each year, the Risk Management Committee establishes a VaR limit, loss limit and risk capital limit by subsidiaries for its management purposes. The limit by investment desk/dealer is independently managed to the extent of the limit given to subsidiaries and the limit by investment and loss cut is managed by the risk management personnel with department.

The Group uses both a standard-based and an internal model-based approach to measure market risk. The standard-based approach is used to calculate individual market risk of owned capital while the internal model-based approach is used to calculate general capital market risk and to measure internal risk. For the trading activities, the Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department, risk factor and loss limit on a daily basis and reports regularly to the Risk Management Committee.

2)	Sensitivity analysis of market risk

The Group performs the sensitivity analyses for both trading and non-trading activities. For the trading activities, the Group uses a VaR model which uses certain assumptions of possible fluctuations in market conditions and, by conducting simulations of gains and losses, estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For the non-trading activities, Woori Bank, the Group’s bank subsidiary, calculated its interest rate Earning at Risk (“EaR”) and interest rate VaR, which is based on the simulations of the Net Interest Income (“NII”) and Net Present Value (“NPV”), ,and the risks for all other subsidiaries are measured and managed by the interest rate EaR and the interest rate VaR calculations based on the Bank for International Settlements (“BIS”) Framework.

NII is a profit based indicator for displaying profit changes in the short term due to short term interest changes. It will be estimated as subtracting interest expenses of liabilities from the interest income of assets. NPV is an indicator for displaying risks in economical view according to unfavorable changes related to interest rate. It will be estimated as subtracting the present value of liabilities from the present value of assets. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of a certain period of time. Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during a certain period of time in the present or future.

a)	Trading activities

The minimum, maximum and average VaR for the three months ended March 31, 2014 and the year ended December 2013, respectively, and the VaR as of March 31, 2014 and December 31, 2014, respectively, are as follows (Unit: Korean Won in millions):

	As of March 31, 2014	For the three months ended March 31, 2014			As of December 31, 2013	For the year ended December 31, 2013
		Average	Maximum	Minimum		Average	Maximum	Minimum
Interest rate	(5,656)	(5,738)	(11,607)	(4,218)	(4,494)	(5,458)	(8,314)	(2,861)
Stock price	(4,420)	(4,739)	(8,257)	(1,806)	(2,598)	(3,462)	(7,863)	(1,211)
Foreign currencies	(4,471)	(3,758)	(10,347)	(1,947)	(4,681)	(2,573)	(7,063)	(1,046)
Commodity price	(342)	(342)	(500)	(133)	(236)	(104)	(296)	(11)

Total	(5,844)	(6,335)	(9,924)	(4,486)	(4,077)	(5,993)	(11,537)	(3,594)

b)	Non-trading activities

The NII and NPV are calculated, respectively, by using the simulation method for Woori Bank Co., Ltd. The scenario responding to interest rate (“IR”) changes are as follows (Unit: Korean Won in millions):

	March 31, 2014		December 31, 2013
	NII	NPV	NII	NPV
Base case	4,336,329	18,658,379	4,318,603	19,891,571
Base case (Prepay)	4,340,595	18,605,160	4,326,237	19,797,345
IR 100bp up	4,707,853	18,454,970	4,649,765	19,592,890
IR 100bp down	3,972,502	18,864,641	3,999,501	20,196,634
IR 200bp up	5,079,375	18,257,459	4,980,926	19,303,086
IR 200bp down	3,596,764	19,072,325	3,660,083	20,505,801
IR 300bp up	5,450,895	18,066,823	5,312,085	19,023,229
IR 300bp down	2,937,557	19,276,132	3,078,248	20,814,596

The EaR and VaR calculated based on the BIS Framework of the Parent company and its subsidiaries excluding Woori Bank Co., Ltd. are as follows (Unit: Korean Won in millions):

March 31, 2014 (*)		December 31, 2013 (*)
EaR	VaR	EaR	VaR
235,304	(128,554)	216,894	(122,111)

The amounts are due to the reclassifications of subsidiaries into disposal group held-for-sale and disposal groups held for distribution to owners.

The Group estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by maturity date are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~
Asset:
Loans and receivables	229,162,720	124,199,595	28,453,232	6,640,404	7,412,514	38,685,839	23,771,136
AFS financial assets	16,412,800	4,734,838	2,122,091	1,587,384	791,823	6,530,547	646,117
HTM financial assets	13,991,066	1,518,298	1,083,916	665,902	1,580,515	8,988,343	154,092

Total	259,566,586	130,452,731	31,659,239	8,893,690	9,784,852	54,204,729	24,571,345

Liability:
Deposits due to customers	178,220,474	83,361,176	22,344,022	26,082,043	19,751,357	26,585,397	96,479
Borrowings	15,315,720	8,193,153	1,970,069	470,133	1,030,003	3,053,491	598,871
Debentures	24,554,329	2,863,065	2,049,454	1,596,312	3,187,749	11,026,250	3,831,499

Total	218,090,523	94,417,394	26,363,545	28,148,488	23,969,109	40,665,138	4,526,849

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~
Asset:
Loans and receivables	230,510,941	123,186,070	30,432,033	6,240,458	6,574,447	39,368,089	24,709,844
AFS financial assets	15,850,016	3,864,020	2,393,116	1,996,313	1,787,193	5,238,514	570,860
HTM financial assets	12,880,948	1,517,385	819,001	902,301	651,094	8,867,128	124,039

Total	259,241,905	128,567,475	33,644,150	9,139,072	9,012,734	53,473,731	25,404,743

Liability:
Deposits due to customers	176,552,076	86,844,984	23,433,437	18,633,703	21,553,076	25,987,995	98,881
Borrowings	18,430,554	11,852,791	1,330,879	858,290	969,707	2,790,961	627,926
Debentures	23,690,713	3,027,115	2,381,803	2,367,059	1,775,147	10,284,954	3,854,635

Total	218,673,343	101,724,890	27,146,119	21,859,052	24,297,930	39,063,910	4,581,442

3)	Currency risk

Currency risk arises from monetary financial instruments denominated in foreign currencies other than the functional currency. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions, and Korean Won in millions):

	March 31, 2014
	USD		JPY		CNY		EUR		Others	Total
	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Asset:
Loans and receivables	20,369	21,770,831	139,937	1,453,569	13,197	2,270,621	1,072	1,574,696	3,182,218	30,251,935
Financial assets at FVTPL	210	224,855	211	2,187	—	30	—	564	2,207	229,843
AFS financial assets	179	190,820	359	3,727	199	34,185	10	14,677	87,785	331,194
HTM financial assets	9	9,714	—	—	—	—	—	—	13,731	23,445

Total	20,767	22,196,220	140,507	1,459,483	13,396	2,304,836	1,082	1,589,937	3,285,941	30,836,417

	March 31, 2014
	USD		JPY		CNY		EUR		Others	Total
	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Liability:
Financial liabilities at FVTPL	223	237,960	973	10,103	—	62	1	1,507	8,641	258,273
Deposits due to customer	6,861	7,332,934	79,954	830,509	11,299	1,944,012	262	385,557	545,755	11,038,767
Borrowings	6,617	7,072,272	48,218	500,850	64	11,005	251	369,290	299,631	8,253,048
Debentures	3,831	4,095,098	49,918	518,515	—	—	—	—	1,326,954	5,940,567
Other financial liabilities	2,895	3,094,423	5,282	54,870	414	71,204	53	78,342	172,352	3,471,191

Total	20,427	21,832,687	184,345	1,914,847	11,777	2,026,283	567	834,696	2,353,333	28,961,846

Off-balance sheet items	10,707	11,443,547	45,179	469,287	284	48,808	738	1,084,116	1,328,586	14,374,344

	December 31, 2013
	USD		JPY		CNY		EUR		Others	Total
	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Asset:
Loans and receivables	22,466	23,708,073	171,352	1,721,503	14,923	2,597,962	928	1,351,360	2,004,478	31,383,376
Financial assets at FVTPL	233	245,407	203	2,039	1	87	—	721	13	248,267
AFS financial assets	186	196,293	359	3,604	197	34,249	10	14,546	72,705	321,397
HTM financial assets	10	10,048	—	—	—	—	—	—	12,737	22,785

Total	22,895	24,159,821	171,914	1,727,146	15,121	2,632,298	938	1,366,627	2,089,933	31,975,825

Liability:
Financial liabilities at FVTPL	232	244,697	1,136	11,409	—	6	1	1,318	781	258,211
Deposits due to customer	7,587	8,006,774	92,928	933,611	12,644	2,201,223	215	313,102	809,911	12,264,621
Borrowings	6,425	6,778,743	52,168	524,112	172	29,979	195	283,554	101,696	7,718,084
Debentures	3,855	4,068,688	49,977	502,095	—	—	—	—	649,383	5,220,166
Other financial liabilities	3,974	4,193,863	10,308	103,560	366	63,632	181	262,895	111,756	4,735,706

Total	22,073	23,292,765	206,517	2,074,787	13,182	2,294,840	592	860,869	1,673,527	30,196,788

Off-balance sheet items	11,267	11,889,690	53,321	535,690	2,425	422,086	813	1,183,515	650,043	14,681,024

(3)	Liquidity risk

Liquidity risk refers to the risk that the Group may encounter difficulties in meeting obligations from its financial liabilities.

1)	Liquidity risk management

Liquidity risk management is to prevent potential cash shortages as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows. Of the financial liabilities on the consolidated statements of financial position, financial liabilities in relation to liquidity risk become the objects of liquidity risk management. Derivatives are excluded from those financial liabilities as they reflect expected cash flows for a pre-determined period.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Group manages liquidity risk by identifying the maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.), while maintaining the gap ratio at or below the target limit.

2)	Maturity analysis of non-derivative financial liabilities

a)	Cash flows of principals and interests by remaining contractual maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	501,127	269,234	3,220	3,185	858	200,169	24,461
Deposits due to customers	182,006,975	99,313,782	18,017,909	23,911,027	30,097,464	6,940,455	3,726,338
Borrowings	15,667,042	7,034,035	2,195,032	734,480	1,386,740	3,718,765	597,990
Debentures	24,639,965	2,594,276	2,389,807	1,610,745	3,186,971	11,026,595	3,831,571
Other financial liabilities	12,149,919	9,125,009	22,113	6,870	5,858	80,748	2,909,321

Total	234,965,028	118,336,336	22,628,081	26,266,307	34,677,891	21,966,732	11,089,681

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	581,286	346,961	3,340	3,340	3,035	205,120	19,490
Deposits due to customers	180,131,227	103,866,802	19,472,528	15,979,827	30,414,045	6,750,974	3,647,051
Borrowings	18,784,649	10,435,356	2,431,265	1,030,024	1,023,257	3,238,167	626,580
Debentures	24,050,755	2,502,459	2,580,470	2,582,639	1,897,653	10,602,113	3,885,421
Other financial liabilities	15,402,545	12,279,832	30,797	6,873	6,508	30,363	3,048,172

Total	238,950,462	129,431,410	24,518,400	19,602,703	33,344,498	20,826,737	11,226,714

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	501,127	269,234	3,220	3,185	858	200,169	24,461
Deposits due to customers	181,309,042	112,276,957	22,016,169	20,970,934	17,494,688	5,289,166	3,261,128
Borrowings	15,667,039	7,034,241	2,194,855	734,448	1,386,740	3,718,765	597,990
Debentures	24,639,965	2,594,276	2,389,807	1,610,745	3,186,971	11,026,595	3,831,571
Other financial liabilities	12,149,919	9,125,009	22,113	6,870	5,858	80,748	2,909,321

Total	234,267,092	131,299,717	26,626,164	23,326,182	22,075,115	20,315,443	10,624,471

	December 31, 2013
	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
Financial liabilities at FVTPL	581,286	346,961	3,340	3,340	3,035	205,120	19,490
Deposits due to customers	179,425,749	116,221,395	22,274,753	15,048,483	17,584,271	5,126,753	3,170,094
Borrowings	18,784,649	10,435,358	2,431,263	1,030,024	1,023,257	3,238,167	626,580
Debentures	24,050,755	2,502,461	2,580,469	2,582,639	1,897,652	10,602,113	3,885,421
Other financial liabilities	15,402,545	12,279,832	30,797	6,873	6,508	30,363	3,048,172

Total	238,244,984	141,786,007	27,320,622	18,671,359	20,514,723	19,202,516	10,749,757

3)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Total	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years~
March 31, 2014	1,781,696	1,777,806	3,384	194	312	—	—
December 31, 2013	2,105,548	2,098,291	2,805	4,409	43	—	—

4)	Maturity analysis of off-balance accounts are as follows (Unit: Korean Won in millions):

The Group provides guarantees on behalf of customers. A financial guarantee represents an irrevocable undertaking that the Group will meet a customer’s obligations to third parties if the customer fails to do so. Under a loan commitment, the Group agrees to make funds available to a customer in the future. Loan commitments which are usually for a specified term may be unconditionally cancellable or may persist, provided all conditions in the loan facility are satisfied or waived. Commitments to lend include commercial standby facilities and credit lines, liquidity facilities to commercial paper conduits and utilized overdraft facilities. Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Group have expiration dates. However, under the terms of the guarantees and loan commitments, amounts are funded upon demand by the counterparty. Details of off-balance accounts are as follows (Unit: Korea Won in millions):

	March 31, 2014 (*)	December 31, 2013 (*)
Guarantees	22,071,544	22,800,853
Loan commitments	91,038,772	90,728,033

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

Although not included in the maturity tables above, these off-balance sheet transactions may be drawn down within three months which is the earliest date loan commitments can be drawn down or guarantees would be called.

(4)	Capital management

In accordance with regulations for financial holding companies, the Group is required to maintain a minimum 8% of the capital adequacy ratio with high capital risk. The capital adequacy ratio is based on Basel III of Basel Committee on Banking Supervision and Basel III was applied from the end of December, 2013. The capital adequacy ratio is calculated by dividing own capital by asset (weighted with a risk premium – risk weighted assets) based on the financial statements of a holding company which owns a bank as its subsidiary (the “bank holding company”) and its subsidiaries.

According to regulations for financial holding companies, the Group is required to meet the following new minimum requirements: 4.0% Common Equity Tier 1 ratio, 5.5% Tier 1 capital ratio and 8.0% total capital ratio at the end of 2014.

Furthermore, the Group also uses an equity-to-assets ratio as an index to manage capital. The equity-to-assets ratio is calculated by dividing total amount of capital by total amount of assets based on the financial statements of the bank holding company and its subsidiaries. The Group’s equity-to-assets ratio as of March 31, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Shareholders’ equity	22,299,595	22,876,769
Total assets	336,659,396	340,690,382

Equity-to-assets ratio	6.62%	6.71%

5.	Operating Segments

The Group’s Chief Operation Decision Maker (the “CODM”) is the Chief Financial Officer of the Group. In evaluating the results of the Group and allocating resources, the CODM utilizes two different sets of financial information. The primary information is prepared per types of customers and the secondary one is set per legal entities. This financial information of the segments is regularly reviewed by the CODM to make decisions about resources to be allocated to each segment and evaluate its performance.

(1)	Segment by types of customers

The Group’s reporting segments comprise the following customers: consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customers for whom the service is being provided.

•	Consumer banking: Loans/deposits and financial services for consumer, etc. of the subsidiaries Woori Bank, Kyongnam Bank, Kwangju Bank and Woori Investment & Securities;

•	Corporate banking: Loans/deposits and export/import, financial services for corporations, etc. of the subsidiaries Woori Bank, Kyongnam Bank, Kwangju Bank and Woori Investment & Securities;

•	Investment banking: Domestic/foreign investment, structured finance, M&A, Equity & fund investment related business, venture advisory related tasks, etc. of the subsidiaries Woori Bank and Woori Investment & Securities;

•	Capital market: Fund management, investment securities and derivatives business, etc. of the subsidiaries Woori Bank, Kyongnam Bank, Kwangju Bank and Woori Investment & Securities; and

•	Headquarter and others: the Parent company and administration centers of the subsidiaries Woori Bank, Kyongnam Bank, Kwangju Bank and Woori Investment & Securities and other consolidated subsidiaries.

	(Unit: Korean Won in millions)
	March 31, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Total
Assets	91,392,249	118,019,418	6,947,613	48,012,263	95,509,952	359,881,495	(23,222,099)	336,659,396
Liabilities	64,970,572	161,725,071	108,427	40,087,483	48,257,524	315,149,077	(789,276)	314,359,801

	(Unit: Korean Won in millions)
	December 31, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Total
Assets	90,068,195	115,503,820	7,110,904	47,626,383	104,596,827	364,906,129	(24,215,747)	340,690,382
Liabilities	61,887,245	159,086,793	109,106	40,308,198	56,850,448	318,241,790	(428,177)	317,813,613

	(Unit: Korean Won in millions)
	For the three months ended March 31, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Dis-continued operation	Continued operation (*)
Net interest income	489,005	605,163	7,247	106,627	143,558	1,351,600	132,293	395,522	1,088,371
Interest income	934,648	1,170,850	56,580	262,381	571,060	2,995,519	26,775	739,943	2,282,351
Interest expenses	466,039	687,130	6	139,429	350,720	1,643,324	(104,923)	344,421	1,193,980
Inter-segment	20,396	121,443	(49,327)	(16,325)	(76,782)	(595)	595	—	—
Net non-interest income	195,850	128,035	35,044	(24,060)	243,734	578,603	(443,581)	81,408	53,614
Non-interest income	241,755	162,301	112,199	1,325,365	1,437,420	3,279,040	(286,232)	1,107,075	1,885,733
Non-interest expenses	57,392	43,882	77,297	1,358,233	1,163,633	2,700,437	157,349	1,025,667	1,832,119
Inter-segment	11,487	9,616	142	8,808	(30,053)	—	—	—	—
Other expenses	586,787	246,683	6,561	39,016	280,252	1,159,299	(116,378)	327,645	715,276
Administrative expenses	562,652	246,625	11,100	26,294	182,233	1,028,904	(93,479)	250,230	685,195
Impairment losses on credit loss and others	24,135	58	(4,539)	12,722	98,019	130,395	(22,899)	77,415	30,081
Operating income	98,068	486,515	35,730	43,551	107,040	770,904	(194,910)	149,285	426,709
Non-operating income	(17,894)	(1,411)	11,709	34,463	207,278	234,145	(302,877)	17,316	(86,048)
Net income before income tax expense	80,174	485,104	47,439	78,014	314,318	1,005,049	(497,787)	166,601	340,661
Income tax expense	19,283	113,357	12,719	35,026	35,143	215,528	(82,230)	53,495	79,803
Net income	60,891	371,747	34,720	42,988	279,175	789,521	(415,557)	113,106	260,858

	(Unit: Korean Won in millions)
	For the three months ended March 31, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Others	Sub-total	Inter-segment transaction	Dis-continued operation	Continued operation (*)
Net interest income	489,009	632,408	7,889	74,573	375,873	1,579,752	(58,644)	418,686	1,102,422
Interest income	1,133,788	1,412,023	74,176	219,267	607,636	3,446,890	(197,078)	834,218	2,415,594
Interest expenses	502,208	783,375	698	93,411	451,256	1,830,948	(102,244)	415,532	1,313,172
Inter-segment	(142,571)	3,760	(65,589)	(51,283)	219,493	(36,190)	36,190	—	—
Net non-interest income	151,071	146,931	49,530	104,491	255,975	707,998	(356,454)	136,374	215,170
Non-interest income	270,623	385,005	157,141	3,052,410	524,140	4,389,319	(361,773)	878,550	3,148,996
Non-interest expenses	135,263	246,065	101,291	2,940,483	258,461	3,681,563	(5,561)	742,176	2,933,826
Inter-segment	15,711	7,991	(6,320)	(7,436)	(9,704)	242	(242)	—	—
Other expenses	605,693	687,743	58,989	27,040	270,397	1,649,862	(121,344)	378,655	1,149,863
Administrative expenses	570,166	269,928	12,802	25,673	186,369	1,064,938	(92,619)	284,446	687,873
Impairment losses on credit loss and others	35,527	417,815	46,187	1,367	84,028	584,924	(28,725)	94,209	461,990
Operating income	34,387	91,596	(1,570)	152,024	361,451	637,888	(293,754)	176,405	167,729
Non-operating income	(15,711)	9,027	11,423	(110)	30,061	34,690	(30,607)	9,356	(5,273)
Net income before income tax expense	18,676	100,623	9,853	151,914	391,512	672,578	(324,361)	185,761	162,456
Income tax expense	3,953	21,475	2,196	36,270	62,600	126,494	(29,493)	39,698	57,303
Net income	14,723	79,148	7,657	115,644	328,912	546,084	(294,868)	146,063	105,153

(*)	The net income from discontinued operations is deducted from the net income for the three months ended March 31, 2014 and 2013 (Notes 49 and 50).

(2)	Segment by legal entity

The Group’s reporting segments comprise the following legal entities: Woori Bank, Kyongnam Bank, Kwangju Bank, Woori Investment & Securities and others. The reportable segments are classified based on the independent legal entity. As explained in detail in the Notes 48 and 47, the segment reporting by legal entity has been prepared for continuing operations and discontinued operations respectively in order to present the impact from the reclassification under K-IFRS 1105.

•	Woori Bank: Woori Bank and its consolidated subsidiaries
•	Kyongnam Bank: Kyongnam Bank and its consolidated subsidiaries
•	Kwangju Bank: Kwangju Bank and its consolidated subsidiaries
•	Woori Investment & Securities: Woori Investment & Securities and its consolidated subsidiaries
•	Others: the Parent company and its other consolidated subsidiaries

(Unit: Korean Won in millions)
	March 31, 2014
	Woori Bank	Kyongnam Bank	Kwangju Bank	Woori Investment & Securities	Others	Sub-total	Inter-segment transaction	Total
Assets	248,129,009	31,779,196	18,974,955	31,370,479	26,894,050	357,147,689	(20,488,293)	336,659,396
Liabilities	230,176,770	29,605,633	17,598,964	27,917,893	11,180,581	316,479,841	(2,120,040)	314,359,801

(Unit: Korean Won in millions)
	December 31, 2013
	Woori Bank	Kyongnam Bank	Kwangju Bank	Woori Investment & Securities	Others	Sub-total	Inter-segment transaction	Total
Assets	249,984,771	31,714,227	18,872,965	29,981,804	30,472,470	361,026,237	(20,335,855)	340,690,382
Liabilities	231,634,440	29,453,944	17,428,695	26,534,352	14,536,168	319,587,599	(1,773,986)	317,813,613

(Unit: Korean Won in millions)
	For the three months ended March 31, 2014
	Woori Bank	Kyongnam Bank	Kwangju Bank	Woori Investment & Securities	Others	Sub-total	Inter- segment transaction	Dis- continued operation	Continued operation (*)
Net interest income	1,066,017	160,113	98,795	117,339	39,563	1,481,827	2,066	395,522	1,088,371
Interest income	2,189,527	321,199	192,879	198,789	128,750	3,031,144	(8,850)	739,943	2,282,351
Interest expenses	1,123,510	161,086	94,084	81,450	89,187	1,549,317	(10,916)	344,421	1,193,980
Net non-interest income	24,529	4,713	7,874	28,949	350,010	416,075	(281,053)	81,408	53,614
Non-interest income	1,721,410	70,508	52,803	951,125	543,305	3,339,151	(346,343)	1,107,075	1,885,733
Non-interest expenses	1,696,881	65,795	44,929	922,176	193,295	2,923,076	(65,290)	1,025,667	1,832,119
Other expenses	631,622	127,157	78,856	120,349	172,583	1,130,567	(87,646)	327,645	715,276
Administrative expenses	627,349	81,337	56,925	119,561	138,032	1,023,204	(87,779)	250,230	685,195
Impairment losses on credit loss and others	4,273	45,820	21,931	788	34,551	107,363	133	77,415	30,081
Operating income	458,924	37,669	27,813	25,939	216,990	767,335	(191,341)	149,285	426,709
Non-operating income	(83,064)	(118)	(718)	15	32,058	(51,827)	(16,905)	17,316	(86,048)
Net income before income tax expense	375,860	37,551	27,095	25,954	249,048	715,508	(208,246)	166,601	340,661
Income tax expense	70,324	7,561	5,692	14,681	27,825	126,083	7,215	53,495	79,803
Net income	305,536	29,990	21,403	11,273	221,223	589,425	(215,461)	113,106	260,858

(Unit: Korean Won in millions)
	For the three months ended March 31, 2013
	Woori Bank	Kyongnam Bank	Kwangju Bank	Woori Investment & Securities	Others	Sub-total	Inter- segment transaction	Dis- continued operation	Continued operation (*)
Net interest income	1,281,355	168,599	113,633	90,284	29,243	1,683,114	(162,006)	418,686	1,102,422
Interest income	2,550,987	337,152	222,916	176,572	142,279	3,429,906	(180,094)	834,218	2,415,594
Interest expenses	1,269,632	168,553	109,283	86,288	113,036	1,746,792	(18,088)	415,532	1,313,172
Net non-interest income	56,257	6,392	(155)	95,137	361,004	518,635	(167,091)	136,374	215,170
Non-interest income	2,957,087	99,889	50,013	696,969	419,249	4,223,207	(195,661)	878,550	3,148,996
Non-interest expenses	2,900,830	93,497	50,168	601,832	58,245	3,704,572	(28,570)	742,176	2,933,826
Other expenses	1,096,145	120,055	73,685	147,001	163,429	1,600,315	(71,797)	378,655	1,149,863
Administrative expenses	645,862	78,162	54,759	143,353	121,895	1,044,031	(71,712)	284,446	687,873
Impairment losses on credit loss and others	450,283	41,893	18,926	3,648	41,534	556,284	(85)	94,209	461,990
Operating income	241,467	54,936	39,793	38,420	226,818	601,434	(257,300)	176,405	167,729
Non-operating income	(7,464)	(569)	(2,356)	3,033	10,546	3,190	893	9,356	(5,273)
Net income before income tax expense	234,003	54,367	37,437	41,453	237,364	604,624	(256,407)	185,761	162,456
Income tax expense	41,885	13,652	7,986	9,364	24,149	97,036	(35)	39,698	57,303
Net income	192,118	40,715	29,451	32,089	213,215	507,588	(256,372)	146,063	105,153

(*)	The net income from discontinued operations is deducted from the net income for the three months ended March 31, 2014 and 2013 (Notes 49 and 50).

(3)	Information on products and services

The products of the Group are classified as interest-bearing products such as loans, deposits and debt securities and non-interest bearing products such as loan commitment, credit commitment, equity securities, and credit card service. This classification of products has been reflected in the segment information presenting interest income and non-interest income.

(4)	Information on geographical areas

Of the Group’s revenue (interest income and non-interest income) from services, revenue from the domestic customers for the three months ended March 31, 2014 and 2013 amounted to 5,742,766 million Won and 7,120,468 million Won, respectively, and revenue from the foreign customers amounted to 272,336 million Won and 156,890 million Won, respectively (including the profit and losses that are reclassified into discontinued operations). Of the Group’s non-current assets (investments in joint ventures and associates, investment properties, premises and equipment and intangible assets), non-current assets attributed to domestic subsidiaries as of March 31, 2014 and December 31, 2013 are 3,725,776 million Won and 3,730,455 million Won, respectively, and the ones attributed to foreign subsidiaries, that are generally foreign sub-subsidiaries and branches, are 32,631 million Won and 33,102 million Won, respectively.

6.	Cash and cash equivalents

Details of cash and cash equivalents on the statement of cash flow are as follows (Unit: Korean won in millions):

	March 31, 2014	December 31, 2013
Cash	3,669,779	2,218,818
Demand deposits	1,068,518	2,083,087
Time deposits	831,851	664,257
Others	535,694	511,487

Total	6,105,842	5,477,649

As of March 31, 2014 and December 31, 2013, Cash and cash equivalents on the statement of cash flows include the cash and cash equivalent directly associated with disposal group held-for-sale amounting to 362,150 million Won and 303,202 million Won, respectively, and the cash and cash equivalent directly associated with disposal group held for distribution to owners amounting to 682,330 million Won and 691,608 million, respectively (Notes 49 and 50).

7.	Restricted Deposits

Details of restricted deposits are as follows (Unit: Korean Won in millions):

	March 31, 2014 (*)	December 31, 2013 (*)
Financial assets at FVTPL:
Korea Finance Security Co., Ltd.	781,637	783,806	Regulation on supervision of securities business

AFS financial assets:
Korea Exchange	10,308	7,665	Collective fund for loss
Loans and receivables:
Due from banks in local currency
The Bank of Korea	9,253,618	9,581,701	Reserve deposits
Korea Exchange	501	501	Deposits for required allotted charges
Korea Finance Security Co., Ltd.	279,343	250,140	Regulation on supervision of securities business
Samsung Security and others	338,566	179,609	Margins
Shinhan Bank and others	66	80	Deposits for opening account, etc.
Others	706,002	703,632	Borrowings on collateral, etc.
Due from banks in foreign currencies
The Bank of Korea	409,490	723,153	Reserve deposits
The People’s Bank of China, etc.	366,078	586,958	Reserve deposits
Bank of Tokyo Mitsubishi, etc.	16,584	16,352	Installation deposits of financial institution, etc.
Barclays, etc.	175,915	128,975	Derivative transaction collateral provider, etc.

Sub-total	11,546,163	12,171,101

Total	12,338,108	12,962,572

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

8.	Financial Assets at FVTPL

(1)	Financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Financial assets held for trading	4,774,969	4,792,305
Financial assets designated at FVTPL	18,253	13,892

Total	4,793,222	4,806,197

(2)	Financial assets held for trading are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Securities:
Debt securities
Korean treasury and government agencies	611,285	574,016
Financial institutions	1,110,768	1,019,008
Corporates	516,578	409,272

Sub-total	2,238,631	2,002,296

Equity securities	168,653	196,072
Beneficiary certificates	323,224	166,623
Cash Management Account (“CMA”) securities	182,500	200,500
Others	26,660	33,084
Derivative assets	1,824,512	2,184,431
Deposits indexed to gold prices	10,789	9,299

Total	4,774,969	4,792,305

(3)	Financial assets designated at FVTPL are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Equity-linked securities	6,054	—
Debt securities	1,542	2,676
Equity securities	10,657	11,216

Total	18,253	13,892

9.	AFS Financial Assets

AFS financial assets are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Debt securities:
Korean treasury and government agencies	2,770,185	2,680,849
Financial institutions	6,094,664	6,512,068
Corporates	3,024,614	2,433,661
Asset-backed securities	276,720	273,014
Foreign currency bonds	242,192	229,587
Sub-total	12,408,375	12,129,179
Equity securities	1,515,684	1,615,475
Beneficiary certificates	3,374,997	3,065,280
Others	309,749	275,514

Total	17,608,805	17,085,448

10.	HTM Financial Assets

HTM financial assets are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Debt securities:
Korean treasury and government agencies	4,480,260	4,728,909
Financial institutions	3,055,355	2,155,965
Corporates	5,540,670	5,131,162
Foreign currency bonds	23,445	22,784

Total	13,099,730	12,038,820

11.	Loan and receivables

(1)	Loans and receivables are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Due from banks	9,734,637	10,212,112
Allowance for credit losses	(3,870)	(3,995)
Loans	193,249,589	194,036,383
Allowance for credit losses	(3,116,359)	(3,337,173)
Other loans and receivables	8,744,714	11,311,510
Allowance for credit losses	(300,729)	(306,464)

Total	208,307,982	211,912,373

(2)	Due from banks are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Due from banks in local currency:
Due from the Bank of Korea	8,285,633	8,304,869
Due from depository banks	4,909	4,127
Due from non-depository	16,538	22,418
Due from the Korea Exchange	722	880
Others	21,040	18,744
Allowance for credit losses	(1,974)	(1,978)

Sub-total	8,326,868	8,349,060

Due from banks in foreign currencies:
Due from banks on demand	453,048	920,713
Due from banks on time	499,485	439,595
Others	453,262	500,766
Allowance for credit losses	(1,896)	(2,017)

Sub-total	1,403,899	1,859,057

Total	9,730,767	10,208,117

(3)	Loans are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Loans in local currency	158,536,386	156,027,788
Loans in foreign currencies	9,750,440	9,996,738
Domestic banker’s letter of credit	5,005,335	4,958,522
Credit card accounts	4,507,753	4,205,707
Bills bought in foreign currencies	5,019,291	4,234,937
Bills bought in local currency	109,952	186,159
Factoring receivables	162,723	176,449
Advances for customers on guarantees	49,968	54,645
Privately placed bonds	500,993	485,174
Loans to be converted to equity securities	498	498
Securitized loans	318,848	310,748
Call loans	3,908,831	8,092,405
Bonds purchased under resale agreements	5,044,894	4,980,889
Others	333,677	325,724
Allowance for credit losses	(3,116,359)	(3,337,173)

Total	190,133,230	190,699,210

(4)	Other loans and receivables are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
CMA accounts	118,000	107,100
Receivables	5,913,373	8,397,838
Accrued income	844,181	892,135
Telex and telephone subscription rights and refundable deposits	1,050,906	1,045,064
Other debtors	818,254	869,373
Allowance for credit losses	(300,729)	(306,464)

Total	8,443,985	11,005,046

(5)	Changes in allowance for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Consumers	Corporates	Credit card	Others	Total
Beginning balance	(295,904)	(2,792,558)	(105,613)	(453,557)	(3,647,632)
Net provision	(27,215)	(73,232)	(58,563)	6,937	(152,073)
Recoveries of written-off loans	(6,187)	(29,620)	(6,236)	—	(42,043)
Charge-off	28,562	204,850	37,328	385	271,125
Sales of loans and receivables	1,747	29,818	—	713	32,278
Unwinding effect	5,469	35,278	108	229	41,084
Others	(4,221)	(11,766)	(7)	92,297	76,303

Ending balance	(297,749)	(2,637,230)	(132,983)	(352,996)	(3,420,958)

	For the year ended December 31, 2013
	Consumers	Corporates	Credit card	Others	Total
Beginning balance	(327,168)	(2,983,860)	(127,771)	(432,778)	(3,871,577)
Net provision	(238,400)	(2,178,951)	(137,174)	(68,288)	(2,622,813)
Recoveries of written-off loans	(41,847)	(168,799)	(25,836)	891	(235,591)
Charge-off	179,911	1,625,220	172,257	2,034	1,979,422
Sales of loans and receivables	8,038	152,792	14	147	160,991
Unwinding effect	21,200	140,863	530	499	163,092
Classified into disposal group held-for-sale	74,896	92,503	—	40,178	207,577
Classified into disposal group held for distribution to owners	10,531	467,581	12,071	7,686	497,869
Others	16,935	60,093	296	(3,926)	73,398

Ending balance	(295,904)	(2,792,558)	(105,613)	(453,557)	(3,647,632)

12.	Fair Value of Financial Assets and Liabilities

(1)	Fair value hierarchy

The fair value hierarchy is determined by the levels of judgment involved in estimating fair values of financial assets and liabilities. The specific financial instruments characteristics and market condition such as volume of transactions and transparency are reflected to the market observable inputs. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities. The Group maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value of its financial assets and financial liabilities. Fair value is measured based on the perspective of a market participant.

As such, even when market information is not readily available, the Group’s own assumptions reflect those the Group believes a market participant would use for measuring those specific assets or liabilities at the measurement date. The fair value measurement is described in the one of the following three levels used to classify fair value measurements:

•	Level 1—fair value measurements derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. The types of financial assets or liabilities generally included in Level 1 are publicly traded equity securities and derivatives.

•	Level 2—fair value measurements derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices). The types of financial assets or liabilities generally included in Level 2 are debt securities not traded in active markets and derivatives traded in Over The Count (“OCT”) but not required significant judgment.

•	Level 3—fair value measurements derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs). The types of financial assets or liabilities generally included in Level 3 are non-public securities and derivatives and debt securities of which valuation techniques require significant judgments and subjectivity.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Group’s assessment of the significance of a particular input to a fair value measurement in its entirety requires judgment and consideration of factors specific to the asset or liability.

(2)	Fair value hierarchy of financial assets and liabilities measured at fair value are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Total
Financial assets at FVTPL:
Financial assets held for trading	2,010,037	502,419	—	2,512,456	1,856,302	44,869	611,285
Debt securities
Korean treasury and government agencies	—	4,780,022	—	4,780,022	3,532,245	137,009	1,110,768
Financial institutions	—	9,222,608	—	9,222,608	8,681,674	24,356	516,578
Corporates	—	417,997	—	417,997	394,098	23,899	—

Corporate Paper (“CP”)	2,010,037	14,923,046	—	16,933,083	14,464,319	230,133	2,238,631

Sub-total	660,409	106,355	—	766,764	589,132	8,979	168,653
Equity securities	898,689	76,926	—	975,615	644,203	8,188	323,224
Beneficiary certificates	—	182,500	—	182,500	—	—	182,500
CMA securities	238,130	3,071,332	1,028	3,310,490	3,283,830	—	26,660
Other securities	13,601	2,051,094	301,519	2,366,214	515,266	26,436	1,824,512
Derivatives instruments assets
Deposits	—	781,637	—	781,637	781,637	—	—
Reserve for claims of customers’ deposits	10,789	—	—	10,789	—	—	10,789

Sub-total	10,789	781,637	—	792,426	781,637	—	10,789

Sub-total	3,831,655	21,192,890	302,547	25,327,092	20,278,387	273,736	4,774,969

Financial assets designated at FVTPL
Equity-linked securities	—	209,073	649,507	858,580	820,310	32,216	6,054
Asset-backed securities	—	339,928	—	339,928	—	339,928	—
Debt securities	—	—	1,542	1,542	—	—	1,542
Equity securities	617	—	10,040	10,657	—	—	10,657
Beneficiary certificates	—	62,799	—	62,799	62,799	—	—

Sub-total	617	611,800	661,089	1,273,506	883,109	372,144	18,253

Total	3,832,272	21,804,690	963,636	26,600,598	21,161,496	645,880	4,793,222

AFS financial assets:
Debt securities
Korean treasury and government agencies	3,125,767	318,428	—	3,444,195	36,368	637,642	2,770,185
Financial institutions	—	6,586,118	—	6,586,118	261,536	229,918	6,094,664
Corporates	—	5,081,115	3,117	5,084,232	401,396	1,658,222	3,024,614
Asset-backed securities	—	276,720	—	276,720	—	—	276,720
Foreign currency bonds	19,341	228,350	1,710	249,401	—	7,209	242,192

Sub-total	3,145,108	12,490,731	4,827	15,640,666	699,300	2,532,991	12,408,375

Equity securities	445,336	38,224	1,758,123	2,241,683	446,403	279,596	1,515,684
Beneficiary certificates	—	3,091,916	523,324	3,615,240	61,775	178,468	3,374,997
Other securities	370,337	35,677	41,970	447,984	27,998	110,237	309,749

Total	3,960,781	15,656,548	2,328,244	21,945,573	1,235,476	3,101,292	17,608,805

Derivative assets	—	153,782	—	153,782	9,809	—	143,973

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	24,839	2,279,179	207,023	2,511,041	707,136	23,786	1,780,119
Gold banking liabilities	10,843	—	—	10,843	—	—	10,843
Borrowings	1,385,770	9,921	—	1,395,691	1,389,136	—	6,555

Sub-total	1,421,452	2,289,100	207,023	3,917,575	2,096,272	23,786	1,797,517

Financial liabilities designated at FVTPL
Borrowings	—	3,440,153	6,746,832	10,186,985	9,986,085	—	200,900
Debentures	—	175,325	—	175,325	—	—	175,325

Sub-total	—	3,615,478	6,746,832	10,362,310	9,986,085	—	376,225

Total	1,421,452	5,904,578	6,953,855	14,279,885	12,082,357	23,786	2,173,742

Derivative liabilities	—	25,592	4,050	29,642	14,394	15,151	97

	December 31, 2013
	Level 1 (*1)	Level 2 (*1)	Level 3 (*2)	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Total
Financial assets at FVTPL:
Financial assets held for trading
Debt securities
Korean treasury and government agencies	1,590,218	498,008	—	2,088,226	1,477,214	36,996	574,016
Financial institutions	—	5,348,483	—	5,348,483	4,220,271	109,204	1,019,008
Corporates	—	6,879,423	—	6,879,423	6,406,303	63,848	409,272
Corporate Paper (“CP”)	—	126,638	—	126,638	104,101	22,537	—

Sub-total	1,590,218	12,852,552	—	14,442,770	12,207,889	232,585	2,002,296

Equity securities	798,102	92,559	—	890,661	684,525	10,064	196,072
Beneficiary certificates	1,259,784	64,909	—	1,324,693	1,148,471	9,599	166,623
CMA securities	—	200,500	—	200,500	—	—	200,500
Other securities	2,084,811	3,086,527	6,185	5,177,523	5,144,439	—	33,084
Derivatives instruments assets	8,156	2,438,078	322,390	2,768,624	545,330	38,863	2,184,431
Deposits
Reserve for claims of customers’ deposits	—	783,806	—	783,806	783,806	—	—
Deposits indexed to gold prices	9,299	—	—	9,299	—	—	9,299

Sub-total	9,299	783,806	—	793,105	783,806	—	9,299

Sub-total	5,750,370	19,518,931	328,575	25,597,876	20,514,460	291,111	4,792,305

Financial assets designated at FVTPL
Equity-linked securities	—	149,185	408,120	557,305	525,855	31,450	—
Asset-backed securities	—	332,404	—	332,404	—	332,404	—
Debt securities	—	—	2,676	2,676	—	—	2,676
Equity securities	637	—	10,579	11,216	—	—	11,216
Beneficiary certificates	—	61,696	—	61,696	61,696	—	—

Sub-total	637	543,285	421,375	965,297	587,551	363,854	13,892

Total	5,751,007	20,062,216	749,950	26,563,173	21,102,011	654,965	4,806,197

AFS financial assets:
Debt securities
Korean treasury and government agencies	3,179,979	408,115	—	3,588,094	210,316	696,929	2,680,849
Financial institutions	—	6,948,904	—	6,948,904	196,959	239,877	6,512,068
Corporates	—	4,234,302	7,362	4,241,664	100,962	1,707,041	2,433,661
Asset-backed securities	—	273,014	—	273,014	—	—	273,014
Foreign currency bonds	4,672	230,541	1,688	236,901	—	7,314	229,587

Sub-total	3,184,651	12,094,876	9,050	15,288,577	508,237	2,651,161	12,129,179

Equity securities	481,878	33,644	1,843,889	2,359,411	441,039	302,897	1,615,475
Beneficiary certificates	—	2,742,061	562,941	3,305,002	56,040	183,682	3,065,280
Other securities	309,980	80,667	102,914	493,561	97,830	120,217	275,514

Total	3,976,509	14,951,248	2,518,794	21,446,551	1,103,146	3,257,957	17,085,448

Derivative assets	—	142,689	—	142,689	11,279	—	131,410
Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	5,576	2,514,838	253,419	2,773,833	645,824	31,962	2,096,047
Gold banking liabilities	9,254	—	—	9,254	—	—	9,254
Borrowings	1,115,987	—	—	1,115,987	1,115,987	—	—

Sub-total	1,130,817	2,514,838	253,419	3,899,074	1,761,811	31,962	2,105,301

Financial liabilities designated at FVTPL
Borrowings	—	2,897,882	5,587,261	8,485,143	8,266,355	—	218,788
Debentures	—	183,159	—	183,159	—	—	183,159

Sub-total	—	3,081,041	5,587,261	8,668,302	8,266,355	—	401,947

Total	1,130,817	5,595,879	5,840,680	12,567,376	10,028,166	31,962	2,507,248

Derivative liabilities	—	19,962	—	19,962	2,257	15,920	1,785

(*1)	There is no transfer between level 1 and level 2 of financial assets and liabilities measured at fair value. The Group recognises transfers between the levels at the end of reporting period within which events occurred or conditions changed.
(*2)	Certain AFS unquoted equity securities were measured at cost as of March 31, 2014 and December 31, 2013, that are amounting to 99,613 million Won and 197,350 million Won, respectively. These unquoted equity instruments mostly represent minority investments in special purposed entity vehicles such as asset securitization structures. They are measured at cost because (a) observable inputs of financial information to measure fair value was not available to obtain, or (b) there is a significant variance in likely estimated cash flows or (c) the probabilities for the various estimated cash flows could not be measured reliably. In addition, there were no indicators of impairments in these investments and the Group has no intention to dispose these investments in the foreseeable future.

Financial assets and liabilities designated at FVTPL, held-for-trading financial assets and liabilities, AFS financial assets, and derivative assets and liabilities are recognized at fair value. Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group determines the fair value using alternative assumptions and developing fair value measurement methods. Alternative assumptions and fair value measurement methods for each type of financial instruments are as follows:

	Fair value measurement methods	Alternative assumptions
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk-free market rate, credit spread

Equity securities and beneficiary certificates	Among DCF (Discounted Cash Flow) Model, FCFE (Free Cash Flow to Equity) Model, Comparable Company Analysis, Dividend Discount Model, Risk-adjusted Rate of Return Method, and Net Asset Value Method, more than one method is used given the characteristic of the subject of fair value measurement.	Risk-free market rate, Market Risk Premium, Beta

Derivatives Product

The in-house developed model which is based on the models that are used by market participants in the valuation of general OTC derivative products, such as options, interest rate swaps, and currency swap that are based on inputs observable in the market.

However, for some complicated financial instruments of which valuation should be based on some assumptions since some significant or all inputs to be used in the model are not observable in the market, the in-house derived model which is developed from the general valuation models, such as Finite Difference Method (“FDM”) or Monte Carlo Simulation.

Risk-free market rate, Forward Rate, Volatility, Foreign Exchange Rate, Stock Prices, etc.

Financial Instruments linked to stock prices or derivatives	The fair value of security linked to stock prices or derivatives is measured by the models such as DCF model, FDM, or Monte Carlo Simulation given the natures of the securities or underlying assets.	Values of underlying assets, Risk-free market rate, Market rate, Dividend and convenience yield, Correlation, Volatility, Credit spread, and Foreign Exchange rate

Debenture	The fair value is measured by discounting the projected cash flows of a debenture by applying the market discount rate that is reflecting credit rating of the Group.	Risk-free market rate, Forward rate

Valuation methods of financial assets and liabilities measured at fair value and classified into Level 3 and significant but unobservable inputs are as follows:

	Measurement methods	Inputs	Range
Derivatives assets	Option pricing model and others	Correlation Coefficient	-1 ~ 1
		Historical Volatility	0% ~ 70%
		Credit risk-adjusted rate	0%~100%

Derivatives liabilities	Option pricing model and others	Correlation Coefficient	-1 ~ 1
		Historical Volatility	0% ~ 70%
Equity-linked securities and derivative-linked securities	Monte Carlo Simulation and others	Correlation Coefficient	-1~1
		Historical Volatility	0%~70%
Equity securities and beneficiary certificates	External valuation price and others	Expected growth rate and others	0% ~ 1%

Fair value of financial assets and liabilities classified into level 3 is measured by the Group using its own valuation techniques or using external specialists. Unobservable inputs used in the fair value measurements are produced by the internal system of the Group and the appropriateness of inputs is reviewed regularly.

(3)	Changes in financial assets and liabilities classified into level 3 are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	January 1, 2014	Net Income (loss) (*1)	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3	March 31, 2014 (*4)
Financial assets at FVTPL:
Financial assets held for trading
Other securities	6,185	(724)	—	—	(4,433)	—	1,028
Derivative assets	322,390	4,751	—	9,928	(35,550)	—	301,519

Sub-total	328,575	4,027	—	9,928	(39,983)	—	302,547

Financial assets designated at FVTPL
Equity-linked securities	408,120	(349)	—	324,204	(82,468)	—	649,507

Debt securities	2,676	13	—	—	(1,147)	—	1,542
Equity securities	10,579	(539)	—	—	—	—	10,040

Sub-total	421,375	(875)	—	324,204	(83,615)	—	661,089

Total	749,950	3,152	—	334,132	(123,598)	—	963,636

AFS financial assets:
Debt securities
Corporates (*2)	7,362	(6,070)	—	—	—	1,825	3,117
Foreign currency bonds	1,688	22	—	—	—	—	1,710

Sub-total	9,050	(6,048)	—	—	—	1,825	4,827

Equity securities (*2)(*3)	1,843,889	(76,918)	(9,346)	25,079	(41,367)	16,786	1,758,123
Beneficiary certificates (*2)	562,941	14,735	(13,747)	8,222	(46,892)	(1,935)	523,324
Other securities (*2)	102,914	(2,440)	(1,402)	12,898	—	(70,000)	41,970

Total	2,518,794	(70,671)	(24,495)	46,199	(88,259)	(53,324)	2,328,244

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	253,419	(7,950)	—	1,410	(39,856)	—	207,023
Financial liabilities designated at FVTPL
Borrowings (*5)	5,587,261	32,385	—	1,997,707	(782,477)	(88,044)	6,746,832

Total	5,840,680	24,435	—	1,999,117	(822,333)	(88,044)	6,953,855

Derivative liabilities	—	—	4,050	—	—	—	4,050

(*1)	The loss amounting to 141,236 million Won, which is related to financial assets and liabilities that the Group holds has been recognised in net gain (loss) on financial instruments at FVTPL and net gain (loss) on AFS financial assets in the statement of comprehensive income for the three months ended March 31, 2014.
(*2)	AFS financial assets were transferred into or out of level 3 upon the changes in the degree of subjectivity and uncertainty used to measure fair values for the AFS financial assets. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*3)	AFS financial assets were transferred out of level 3 upon the change of the fair value measurement method of the assets by using quoted prices in the active market from previously using the external valuation specialists. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*4)	Including 1,742,143 million Won and 6,729,819 million Won which are classified into disposal group held-for-sale and disposal group held for distribution to owners respectively as of March 31, 2014.
(*5)	Borrowings were transferred into level 3 from level 2 upon the availability of their quoted fair value.

	For the year ended December 31, 2013
	January 1, 2013	Net income (loss) (*1)	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3 (*3)	December 31, 2013 (*4)
Financial assets at FVTPL:
Financial assets held for trading
Other securities	—	(2,241)	—	—	(11,940)	20,366	6,185
Derivative assets	301,017	127,807	—	31,213	(172,361)	34,714	322,390

Sub-total	301,017	125,566	—	31,213	(184,301)	55,080	328,575

Financial assets designated at FVTPL
Equity-linked securities	593,129	43,372	—	285,796	(514,177)	—	408,120
Asset-backed securities	46,990	—	—	—	(46,990)	—	—
Debt securities	5,305	73	—	—	(2,702)	—	2,676
Equity securities	11,121	840	—	1,912	(3,294)	—	10,579

Sub-total	656,545	44,285	—	287,708	(567,163)	—	421,375

Total	957,562	169,851	—	318,921	(751,464)	55,080	749,950

AFS financial assets:
Debt securities
Corporates	12,019	(7,684)	3,027	—	—	—	7,362
Foreign currency bonds	1,714	(26)	—	—	—	—	1,688

Sub-total	13,733	(7,710)	3,027	—	—	—	9,050

Equity securities (*2)(*3)	1,916,779	(70,057)	(17,104)	253,824	(131,815)	(107,738)	1,843,889
Beneficiary certificates (*2)	386,581	(17,115)	18,113	115,498	(54,531)	114,395	562,941
Other securities (*2)	130,245	(4,821)	1,577	4,666	(3,253)	(25,500)	102,914

Total	2,447,338	(99,703)	5,613	373,988	(189,599)	(18,843)	2,518,794

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities	159,248	97,570	—	33,807	(41,859)	4,653	253,419
Financial liabilities designated at FVTPL
Borrowings	4,797,434	227,218	—	4,758,507	(4,195,898)	—	5,587,261

Total	4,956,682	324,788	—	4,792,314	(4,237,757)	4,653	5,840,680

(*1)	The loss amounting to 117,855 million Won, which is related to financial assets and liabilities that the Group held as at the end of the year, were recognised in net gain (loss) on financial instruments at FVTPL and net gain (loss) on AFS financial assets in the statement of comprehensive income.
(*2)	AFS financial assets were transferred into or out of level 3 upon the changes in the degree of subjectivity and uncertainty used to measure fair values for the AFS financial assets. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*3)	AFS financial assets were transferred out of level 3 upon the change of the fair value measurement method of the assets by using quoted prices in the active market from previously using the external valuation specialists. The Group recognizes transfers between levels at the end of reporting period within which events occurred or conditions changed.
(*4)	Including 1,662,501 million Won and 5,600,440 million Won which are classified into disposal group held-for-sale and disposal group held for distribution to owners respectively as of December 31, 2013.

(4)	Sensitivity analysis on the unobservable inputs used for measuring level 3 financial instruments.

The sensitivity analysis of the financial instruments has been performed by classifying with favorable and unfavorable changes based on how changes in unobservable assumptions would have effects on the fluctuations of financial instruments’ value. When the fair value of a financial instrument is affected by more than one unobservable assumption, the below table reflects the most favorable or the most unfavorable changes which resulted from varying the assumptions individually. The sensitivity analysis was performed for two types of level 3 financial instruments: (1) equity derivatives, currency derivatives and interest rate derivatives of which fair value changes are recognized as current income; (2) equity securities, and beneficiary certificates of which fair value changes are recognized as other comprehensive income. Equity securities classified as level 3 but measured at costs are excluded from sensitivity analysis.

The following table shows the sensitivity analysis to disclose the effect of reasonably possible alternative assumptions on the fair value of a level 3 financial instruments for the three months ended March 31, 2014 and the year ended December 31, 2013. (Unit: Korean Won in millions):

	For the three months ended March 31, 2014				For the year ended December 31, 2013
	Net income (loss)		Other comprehensive income (loss)		Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets at FVTPL:
Financial assets held for trading
Derivatives instruments assets (*1)	33,236	(41,559)	—	—	33,867	(45,614)	—	—
Financial assets designated at FVTPL
Equity-linked securities (*1)	2,604	(731)	—	—	1,672	(321)	—	—

Total	35,840	(42,290)	—	—	35,539	(45,935)	—	—

AFS financial assets:
Equity securities (*2)	—	—	156,791	(60,538)	—	—	150,607	(60,481)
Beneficiary certificates (*3)	—	—	4,386	(4,195)	—	—	5,851	(5,642)
Others securities (*3)	—	—	154	(104)	—	—	1,296	(647)

Total	—	—	161,331	(64,837)	—	—	157,754	(66,770)

Financial liabilities at FVTPL:
Financial liabilities held for trading
Derivative liabilities (*1)	24,110	(26,871)	—	—	32,097	(36,434)	—	—
Financial liabilities designated at FVTPL
Borrowings (*4)	62,910	(47,853)	—	—	55,764	(34,133)	—	—

Total	87,020	(74,724)	—	—	87,861	(70,567)	—	—

(*1)	Fair value changes of derivatives instruments assets, derivative liabilities and equity-linked securities are calculated by increasing or decreasing historical fluctuation rate of stock price and correlation by 10%, respectively. The volatility of historical stock price and correlation are major unobservable variables.
(*2)	Fair value changes of equity securities are calculated by increasing or decreasing growth rate (0~1%) and discount rate or liquidation value (-1~1%) and discount rate. The growth rate, discount rate, and liquidation value are major unobservable variables.
(*3)	Fair value changes of beneficiary certificates and other securities are calculated by increasing or decreasing price fluctuation of trust property or real estate which is underlying assets and discount rate by 1%. The price fluctuation of trust property and discount rate are major unobservable variables.
(*4)	Fair value changes of borrowings including equity linked securities in short position and other derivative combined securities are calculated by increasing or decreasing historical fluctuation rate of stock price and correlation by 10%, respectively.

(5)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	As of March 31, 2014
	Fair value	Book value
		Classified into asset group held- for-sale	Classified into asset group held for distribution to owners	Book value
Financial assets:
Held-to-maturity financial assets	17,396,124	3,029	3,971,223	13,099,730
Loans and receivables	259,342,076	8,782,067	41,552,022	208,307,982

Total	276,738,200	8,785,096	45,523,245	221,407,712

Financial liabilities:
Deposits due to customers	210,447,913	1,987,129	37,188,937	176,589,453
Borrowings	30,518,258	11,355,100	4,725,632	15,192,207
Debentures	26,161,529	1,491,095	2,257,133	22,577,339
Other financial liabilities	24,376,591	2,642,182	2,082,670	19,658,014

Total	291,504,291	17,475,506	46,254,372	234,017,013

	As of December 31, 2013
	Fair value	Book value
		Classified into asset group held- for-sale	Classified into asset group held for distribution to owners	Book value
Financial assets:
Held-to-maturity financial assets	16,346,039	3,025	4,124,084	12,038,820
Loans and receivables	266,158,950	11,738,411	41,057,781	211,912,373

Total	282,504,989	11,741,436	45,181,865	223,951,193

Financial liabilities:
Deposits due to customers	214,612,634	1,988,495	36,603,292	175,323,644
Borrowings	36,416,198	13,502,487	4,860,597	18,231,511
Debentures	29,144,844	4,045,486	2,515,965	21,677,674
Other financial liabilities	24,233,751	2,308,489	1,859,151	19,914,947

Total	304,407,427	21,844,957	45,839,005	235,147,776

The fair values of financial instruments are measured using quoted market price in active markets. In case there is no active market for financial instruments, the Group determines the fair value using alternative assumptions and developing fair value measurement methods. Alternative assumptions and fair value measurement methods for financial assets and liabilities that are measured at amortised costs are given as follows:

	Fair value measurement methods	Alternative assumptions
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk-free market rate, Credit spread

Loans and receivables	The fair value is measured by discounting the projected cash flows of loan products by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the debtor.	Risk-free market rate, Credit spread, Prepayment-rate

Deposits due to customers, Borrowings, and Debentures	The fair value is measured by discounting the projected cash flows of debt products by applying the market discount rate that is reflecting credit rating of the Group.	Risk-free market rate, Forward rate

13.	Transfer and offset of financial assets

(1)	Derecognition of financial assets

1)	The book value, fair value of, and maximum exposure to loss from the financial assets that were derecognized from the consolidated financial statements of the Group through disposals, but in which the Group still have continuous involvements are given as below (Korean Won in millions):

	March 31, 2014
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds	1,746	1,837	1,746
Conditional disposal of loans to KAMCO (*)	Post settlement	—	—	709

	December 31, 2013
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds	1,746	1,851	1,746
Conditional disposal of loans to KAMCO (*)	Post settlement	—	—	709

(*)	KAMCO is still in the process of collecting cash flows related to the transferred assets and the maximum exposure to loss represents the carrying amounts of the assets at the date when they were transferred to KAMCO. Under previous K-GAAP, the Group derecognized the transferred assets although the Group retains and continues to retain substantially all such risks and rewards and according to the transition exemptions in K-IFRS 1101, the Group did not reassess the derecognition criteria for these transfers.

2)	Transferred financial assets that are not derecognized in their entirety

a) Disposal of securities under repurchase agreement

The financial instruments that were disposed of but that the Group agreed to repurchase at the fixed amounts at the same time, so that they did not meet the conditions of derecognition, are as follows (Korean Won in millions):

		March 31, 2014	December 31, 2013
Property for transfer	AFS financial assets	43,237	126,589
	HTM financial assets	651,425	651,582

	Total	694,662	778,171

Related liabilities	Disposal of securities under repurchase agreements	559,413	513,442

b) Loaned securities

When the Group loans its securities to outside parties, the legal ownerships of the securities are transferred, however, they should be returned at the end of lending period therefore the Group does not derecognise them from the consolidated financial statements as it owns the majority of risks and benefits continuously arising from the securities regardless of the transfer of legal ownership. The details of loaned securities are as follows (Korean Won in millions):

		March 31, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL	Korean equity securities	26,662	33,084	Samsung Securities Co., Ltd. and others
AFS financial assets	Korean treasury and government agencies bonds	260,409	240,034	Korea Securities Depository

	Total	287,071	273,118

Meanwhile, the details of the transferred financial assets that are not derecognized in their entirety, such as disposal of securities under repurchase agreement or loaned securities, are explained in Note 19.

(2)	The offset with financial assets and liabilities

The Group possesses both the uncollected domestic exchange receivables and unpaid domestic exchange payable, which satisfy offsetting criteria of K-IFRS 1032. Therefore, the total number of uncollected domestic exchange receivables or unpaid domestic exchange payable has been countervailed with part of unpaid domestic exchange payable or uncollected domestic exchange receivables, respectively, and has been disclosed in loans and receivables or other financial liabilities of the Group’s consolidated statements of financial position.

The Group possesses the derivative assets, derivative liabilities, receivable spot exchange, and payable spot exchange which do not satisfy the offsetting criteria of K-IFRS 1032, but provide the Group the right of, under the circumstances of the trading party’s defaults, insolvency, or bankruptcy, the offsetting. Item such as cash collateral cannot satisfy the offsetting criteria of K-IFRS 1032, but in accordance with the collateral arrangements and under the circumstances of the trading party’s default, insolvency, or bankruptcy, the derivative assets, derivative liabilities, receivable spot exchange, and the net amount of payable spot exchange can be offset.

The Group has entered into a sale and repurchase agreements and accounted it as collateralized borrowing. Also, the Group has entered into a purchase and resale agreement and accounted it as secured loans. The repurchase and resale agreement can have the offsetting right only under the trading party’s default, insolvency, or bankruptcy which do not satisfy the offsetting criteria of K-IFRS 1032, the Group recorded the collateralized borrowings in borrowings and the secured loans in loans and receivables.

As at the end of reporting periods, the financial instruments to be set off and that may be covered by master netting agreements and similar agreements are given as below (Korean Won in millions):

	March 31, 2014
	Gross amounts of recognized financial assets	Gross amounts of recognized financial liabilities set off	Net amounts of financial assets presented	Related amounts not set off in the statement of financial position		Net amounts
				Financial instruments	Cash collateral received
Financial assets:
Derivative assets and others (*1)	1,901,752	—	1,901,752
Receivable spot exchange (*2)	4,922,428	—	4,922,428	6,318,354	58,550	447,276
Bonds purchased under resale agreements (*2)	5,044,894	—	5,044,894	5,044,894	—	—
Domestic exchanges receivable (*2)	24,118,775	23,544,904	573,871	—	—	573,871

Total	35,987,849	23,544,904	12,442,945	11,363,248	58,550	1,021,147

Financial liabilities:
Derivative liabilities and others (*1)	1,763,953	—	1,763,953
Payable spot exchange (*3)	4,922,612	—	4,922,612	6,341,360	43,040	302,165
Bonds sold under repurchase agreements (*4)	559,413	—	559,413	559,413	—	—
Domestic exchanges payable (*3)	25,823,850	23,544,904	2,278,946	2,271,950	—	6,996
Securities in short position (*5)	264,749	—	264,749	—	—	264,749

Total	33,334,577	23,544,904	9,789,673	9,172,723	43,040	573,910

(*1)	Includes derivatives held for trading, derivatives for hedging and equity linked securities related to derivatives
(*2)	Are included in loans and receivables
(*3)	Are included in other financial liabilities
(*4)	Are included in borrowings
(*5)	Are included in financial liabilities at FVTPL

	December 31, 2013
	Gross amounts of recognized financial assets	Gross amounts of recognized financial liabilities set off	Net amounts of financial assets presented	Related amounts not set off in the statement of financial position		Net amounts
				Financial instruments	Cash collateral received
Financial assets:
Derivative assets and others (*1)	2,259,165	—	2,259,165	8,998,345	121,042	319,224
Receivable spot exchange (*2)	7,179,446	—	7,179,446
Bonds purchased under resale agreements (*2)	4,980,889	—	4,980,889	4,980,889	—	—
Domestic exchanges receivable (*2)	23,808,051	23,222,175	585,876	—	—	585,876

Total	38,227,551	23,222,175	15,005,376	13,979,234	121,042	905,100

Financial liabilities:
Derivative liabilities and others (*1)	2,300,467	—	2,300,467	9,008,372	—	472,704
Payable spot exchange (*3)	7,180,609	—	7,180,609
Bonds sold under repurchase agreements (*4)	513,442	—	513,442	513,442	—	—
Domestic exchanges payable (*3)	25,992,000	23,222,175	2,769,825	2,746,298	—	23,527

Total	35,986,518	23,222,175	12,764,343	12,268,112	—	496,231

(*1)	Includes derivatives held for trading, derivatives for hedging and equity linked securities related to derivatives
(*2)	Are included in loans and receivables
(*3)	Are included in other financial liabilities
(*4)	Are included in borrowings

14.	Investments in Joint ventures and Associates

(1)	Investments in joint ventures and associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

		Percentage of ownership (%)
Subsidiaries	Main business	March 31, 2014	December 31, 2013
Woori Finance Holdings:
Woori Aviva Life Insurance Co., Ltd. (*1)(*10)	Life insurance	51.6	51.6
Woori Bank, Kyongnam Bank, Kwangju Bank,
Woori Investment & Securities and Woori Private Equity Fund (*10):
Woori Blackstone Korea
Opportunity Private Equity Fund I	Finance	42.9	44.6
Woori Bank, Kyongnam Bank and Kwangju Bank (*10):
Korea Credit Bureau Co., Ltd. (*2)	Credit information	9.0	9.0
Woori Bank, Woori Investment & Securities (*10):
DKT (*6)(*7)	Manufacturing	22.2	28.2
Woori Bank and Woori F&I (*10):
KAMCO Fifth Asset Securitization Specialty	Asset securitization	49.0	49.0
Woori Bank and Woori Private Equity Fund:
Phoenix Digital Tech Co., Ltd. (*11)	Semiconductor equipment	63.1	63.1
Woori Bank:
Korea Finance Security Co., Ltd. (*3)(*6)	Security service	15.3	15.3
Woori Service Networks Co., Ltd. (*3)(*6)	Freight & staffing services	4.9	4.9
Kumho Tire Co., Inc. (*4)(*12)	Manufacturing	12.5	12.5
United PF 1st Corporate Financial Stability (*2)	Finance	17.7	17.7

		Percentage of ownership (%)
Subsidiaries	Main business	March 31, 2014	December 31, 2013
Chin Hung International Inc. (*6)(*12)	Construction	26.8	26.8
Poonglim Industrial Co., Ltd. (*6)	”	29.9	29.9
Ansang Tech Co., Ltd. (*5)(*13)	Manufacturing	23.0	23.0
Hana Construction Co., Ltd. (*13)	Construction	22.2	22.2
STX Engine Co., Ltd. (*4)(*6)(*13)	Manufacturing	15.0	15.0
SamHo Co., Ltd. (*4)(*12)(*13)	Construction	7.8	7.8
Postech Co., Ltd. (*13)	Freight & staffing services	22.6	22.6
STX Corporation (*4)	Wholesale	17.5	—
Osung LST Co. ,Ltd. (*4)	Manufacturing	10.2	—
Saudara Bank (*15)	Finance	33.0	—
Woori Investment & Securities (*10):
Woori New Alpha Fund (*1)(*6)	Investments	70.0	70.0
Woori F&I (*10):
Woori SB Eleventh Asset Securitization Specialty	Asset securitization	45.0	45.0
Woori SB Twelfth Asset Securitization Specialty	”	40.0	40.0
Woori BC Pegasus Asset Securitization Specialty	”	30.0	30.0
Woori Stream Fourth Asset Securitization Specialty (*14)	”	—	40.0
Woori EA First Asset Securitization Specialty	”	40.0	40.0
Woori EA Second Asset Securitization Specialty	”	40.0	40.0
Woori EA Sixth Asset Securitization Specialty	”	40.0	40.0
Woori EA Seventh Asset Securitization Specialty	”	45.0	45.0
Woori EA Ninth Asset Securitization Specialty	”	40.0	40.0
Woori EA Eleventh Asset Securitization Specialty	”	45.0	45.0
Woori EA Sixteenth Asset Securitization Specialty	”	30.0	30.0
Woori EA Seventeenth Asset Securitization Specialty	”	45.0	45.0
WR Loan Inc. (*8)	Other financial business	49.0	49.0
KAMCO Sixth Asset Securitization Specialty	Asset securitization	45.0	45.0
KAMCO Seventh Asset Securitization Specialty	”	45.0	45.0
Woori Fine First Asset Securitization Specialty	”	45.0	45.0
Woori Fine Second Asset Securitization Specialty	”	45.0	45.0
Woori Fine Third Asset Securitization Specialty	”	45.0	45.0
Woori Fine Fourth Asset Securitization Specialty	”	45.0	45.0
Woori HB Third Asset Securitization Specialty	”	40.0	40.0
Woori EA Nineteenth Asset Securitization Specialty	”	40.0	40.0
Woori KA First Asset Securitization Specialty	”	45.0	45.0
Chungdo Woori Century Security Co., Ltd.	Other financial business	49.5	49.5
Woori Private Equity Fund:
Woori Renaissance Holdings (*1)	Other financial business	51.6	51.6
Woori Private Equity:
Woori Columbus First PEF (*9)	Finance	2.0	2.0
MARS Second (*10):
Seoul Lakeside Co., Ltd.	Hotel	47.5	47.5

(*1)	The Group is applying the equity method of accounting on Woori Aviva Life Insurance, Woori Renaissance Holdings, and Woori New Alpha Fund in accordance with K-IFRS 1111-Joint Arrangements even though the Group holds more than 50% ownership of the entities.
(*2)	Woori Bank, a subsidiary of the Parent company, can participate in decision making body and exercise significant influence over Korea Credit Bureau Co., Ltd. and the United PF 1st Corporate Financial Stability through business partnerships.
(*3)	The significant business of Woori Service Network and Korea Finance Security is transacted mostly with Woori Bank.
(*4)	Woori bank has significant influence in the creditors’ council of the entity.
(*5)	Keojin item Co., Ltd. has changed its name to AnsangTech Co., Ltd..

(*6)	The significant transactions and events between the end of reporting date of the investees and the investors have been properly addressed.
(*7)	The Group holds more than 20% of common stocks of the entity through having participated in the additional paid-in capital increase assigned to third parties of the entity and shares that Woori Investment & Securities already owns, therefore it has significant influence over the entity.
(*8)	The Group reclassified the investment into investment in associate due to its disposal of 51% ownership in the previous year. In addition, the entity has restructured itself from the limited liability company to the corporation.
(*9)	Woori Private Equity is participating in the decision making of dividend or other distributions of the entity as the general partner, thus it has significant influence over the entity.
(*10)	As of March 31, 2014, interest in associates and joint ventures that are held by Kyongnam Bank, Kwangju Bank, Woori Investment & Securities and Woori F&I have been reclassified into disposal group held-for-sale or disposal group held for distribution (Notes 49 and 50).
(*11)	The Group has 49% voting right to Phoenix Digital Tech Co., LTd. therefore it has significant influence over the entity.
(*12)	The investment in associates that have quoted market prices are Kumho Tire (End of March 31: KRW 13,300, Previous year: KRW 11,500), Chin Hung International (End of March 31: KRW 1,530, Previous year: KRW 1,610), and Samho Co., Ltd. (End of March 31: KRW 8,840, Previous year: 3,300)
(*13)	Woori Bank is holding the interest through debt for equity swap during the current period, however, the carrying values of investments in Ansang Tech and Hana Construction are nil as of March 31, 2014.
(*14)	During the three months ended March 31, 2014, the entity was liquidated.
(*15)	The Group acquired 33% shares of Saudara Bank, Woori Bank 27% and PT. Bank Woori Indonesia 6%, located in Indonesia.

(2)	Changes in the carrying value of investments in joint ventures and associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Acquisition cost	January 1, 2014	Share of profits (losses)	Acquisi- tions	Disposals and others	Dividends	Change in capital	Impairment	Other changes	March 31, 2014
Woori Blackstone Korea Opportunity First	83,011	93,714	(235)	—	—	—	—	—	—	93,479
Korea Credit Bureau	3,600	3,347	(188)	—	—	—	—	—	—	3,159
DKT	20,000	20,170	(595)	—	—	—	(38)	—	—	19,537
KAMCO Fifth Asset Securitization Specialty	3,855	3,827	521	—	—	—	—	—	—	4,348
Phoenix Digital Tech Co., Ltd.	1,872	3,688	(870)	—	—	—	214	—	—	3,032
Korea Finance Security Co., Ltd.	758	4,311	(671)	—	—	(55)	—	—	—	3,585
Woori Service Networks Co., Ltd.	24	136	(17)	—	—	(12)	—	—	—	107
Kumho Tire Co., Inc.	93,003	140,101	663	—	—	—	411	—	—	141,175
United PF 1st Corporate Financial Stability	191,617	203,730	3,737	—	—	—	—	—	—	207,467
Chin Hung International Inc.	60,275	45,900	(16,271)	—	—	—	55	—	—	29,684
Poonglim Industrial Co., Ltd. (*)	13,916	3,079	(3,079)	—	—	—	—	—	—	—
STX Engine Co., Ltd.	47,008	47,008	(41,634)	—	—	—	(352)	—	—	5,022
SamHo Co., Ltd.	7,492	7,492	363	—	—	—	(8)	—	1,476	9,323
Postech Co., Ltd.	34	34	—	—	—	—	—	—	—	34
STX Corporation	47,323	—	—	47,323	—	—	—	(15,834)	—	31,489
Osung LST Co., Ltd	6,188	—	—	6,188	—	—	—	—	—	6,188
Saudara Bank	67,656	—	—	67,656	—	—	—	—	—	67,656
Woori Renaissance Holdings	63,000	39,806	728	—	—	—	—	—	—	40,534
Woori Columbus First PEF	1,200	1,227	(3)	—	—	—	—	—	—	1,224

	711,832	617,570	(57,551)	121,167	—	(67)	282	(15,834)	1,476	667,043

(*)	As the share of losses of this associate exceeds the carrying amount of the investment in this associate, the Group discontinues recognizing its share of further losses. The unrecognized loss and the changes in equity by the equity method are amounting to 3,199 million Won and 511 million Won, respectively, for the three months ended March 31, 2014.

	For the year ended December 31, 2013
	Acquisition cost	January 1, 2013	Share of profits (losses)	Acquisi- tions	Disposals and others	Dividends	Change in capital	Other changes	Classification of Disposal group held-for-sale and distribution to owner	December 31, 2013
Woori Aviva Life Insurance Co., Ltd.	110,098	122,406	427	—	—	—	(12,438)	—	(110,395)	—
Woori Blackstone Korea Opportunity First	187,542	207,036	12,293	—	(47,664)	(12,868)	—	(18)	(65,065)	93,714
Korea Credit Bureau	4,500	3,931	316	—	—	—	—	—	(900)	3,347
DKT	50,000	—	(1,739)	50,000	—	—	2,280	—	(30,371)	20,170
KAMCO Fifth Asset Securitization Specialty	12,590	16,579	(4,055)	—	—	—	—	11	(8,708)	3,827
Phoenix Digital Tech Co., Ltd.	1,872	1,859	(3,477)	—	—	—	5,306	—	—	3,688
Korea Finance Security Co., Ltd.	758	4,244	122	—	—	(55)	—	—	—	4,311
Woori Service Networks Co., Ltd.	24	129	14	—	—	(7)	—	—	—	136
Kumho Tire Co., Inc.	93,003	156,028	20,380	—	(29,377)	—	(2,330)	(4,600)	—	140,101
United PF 1st Corporate Financial Stability	191,617	201,364	2,366	—	—	—	—	—	—	203,730
Chin Hung International Inc.	60,275	56,223	(10,156)	—	—	—	919	(1,086)	—	45,900
Poonglim Industrial Co., Ltd.	13,916	14,476	(16,680)	—	(553)	—	1	5,835	—	3,079
STX Engine Co., Ltd.	47,008	—	—	47,008	—	—	—	—	—	47,008
SamHo Co., Ltd.	7,492	—	—	7,492	—	—	—	—	—	7,492
Postech Co., Ltd.	34	—	—	34	—	—	—	—	—	34
Woori New Alpha Fund	20,370	—	(426)	20,370	—	—	—	—	(19,944)	—
Woori SB Eleventh Asset Securitization Specialty	2,026	787	(31)	—	—	—	—	—	(756)	—
Woori SB Twelfth Asset Securitization Specialty	3,077	2,030	(42)	—	—	—	—	—	(1,988)	—
Woori BC Pegasus Asset Securitization Specialty (*)	2,908	—	1,426	—	—	—	—	(1,426)	—	—
Woori Stream Fourth Asset Securitization Specialty	1,250	787	627	—	—	—	—	(800))	(614)	—
Woori EA First Asset Securitization Specialty (*)	400	—	315	—	—	(60)	—	(255)	—	—
Woori EA Second Asset Securitization Specialty (*)	400	—	(265)	—	—	—	—	265	—	—
Woori EA Sixth Asset Securitization Specialty (*)	400	—	(968)	—	—	—	—	968	—	—
Woori EA Seventh Asset Securitization Specialty	1,611	2,324	(49)	—	—	(432)	—	—	(1,843)	—
Woori EA Ninth Asset Securitization Specialty	400	1,383	581	—	—	(841)	—	—	(1,123)	—
Woori EA Eleventh Asset Securitization Specialty	9,905	14,170	10	—	—	(1,830)	—	—	(12,350)	—
Woori EA Sixteenth Asset Securitization Specialty	5,400	4,902	(2,599)	—	—	—	—	—	(2,303)	—
Woori EA Seventeenth Asset Securitization Specialty	4,950	4,583	(4,298)	—	—	—	—	—	(285)	—
WR Loan Inc.	5	31	9	—	—	—	—	—	(40)	—
KAMCO Sixth Asset Securitization Specialty	1,448	6,499	(102)	—	(3,865)	(1,363)	(6)	—	(1,163)	—
KAMCO Seventh Asset Securitization Specialty	390	198	(14)	—	—	—	—	—	(184)	—
Woori Fine First Asset Securitization Specialty	397	11,400	9,760	—	(9,900)	(10,942)	—	—	(318)	—
Woori Fine Second Asset Securitization Specialty	5,040	5,106	2,059	—	—	(202)	—	—	(6,963)	—
Woori Fine Third Asset Securitization Specialty	7,695	—	277	7,695	—	—	(2)	—	(7,970)	—
Woori Fine Fourth Asset Securitization Specialty	10,845	—	265	10,845	—	—	(2)	—	(11,108)	—
Woori HB Third Asset Securitization Specialty (*)	234	233	(57)	—	—	(304)	—	128	—	—
Woori EA Nineteenth Asset Securitization Specialty	400	406	3,010	—	—	(600)	—	—	(2,816)	—
Woori KA First Asset Securitization Specialty	4,500	4,500	2,889	—	—	—	—	—	(7,389)	—
Chungdo Woori Century Security Co., Ltd.	8,187	9,199	1,262	—	—	—	77	—	(10,538)	—
Woori Renaissance Holdings	63,000	38,800	1,006	—	—	—	—	—	—	39,806
Woori Columbus First PEF	1,200	—	162	1,200	(51)	(84)	—	—	—	1,227
Seoul Lakeside Co., Ltd.	198,450	146,317	5,899	—	—	—	—	—	(152,216)	—

	1,135,617	1,037,930	20,517	144,644	(91,410)	(29,588)	(6,195)	(978)	(457,350)	617,570

(*)	As the carrying value of the investment in these associates has been reduced to nil, the additional share of loss is being deducted from, and distributed to, the Group’s loans to these associates.

(3)	Financial information relating to joint ventures and associates the Group holds investments on and that are accounted for using the equity method, is as follows (Unit: Korean Won in millions):

	March 31, 2014
	Assets	Liabilities	Operating revenue	Net income (loss)
Woori Blackstone Korea Opportunity First	354,942	1,734	2	(882)
Korea Credit Bureau Co., Ltd.	55,979	12,100	6,608	(2,918)
DKT	469,739	338,661	58,795	(6,710)
KAMCO Fifth Asset Securitization Specialty	72,551	44,877	1,492	2,085
Phoenix Digital Tech Co., Ltd.	22,713	18,270	2,052	(1,672)
Korea Finance Security Co., Ltd.	26,700	3,309	8,670	676
Woori Service Networks Co., Ltd.	4,050	1,894	2,620	62
Kumho Tire Co., Inc.	4,479,007	3,388,895	853,460	30,687
United PF 1st Corporate Financial Stability	1,180,207	10,202	27,120	20,877
Chin Hung International Inc.	477,995	446,313	65,406	(3,465)
Poonglim Industrial Co., Ltd.	512,015	465,016	216,780	(72,350)
STX Engine Co., Ltd.	1,232,541	1,298,581	705,047	(932,064)
SamHo Co., Ltd.	668,928	549,988	191,116	4,642
STX Corporation	1,295,154	1,176,054	—	—
Osung LST Co., Ltd.	203,244	99,223	9,822	(2,964)
Saudara Bank	711,145	661,221	13,806	43,704
Woori Renaissance Holdings Inc.	107,648	33,835	2,073	1,410
Woori Columbus First PEF	63,496	151	—	(165)

	December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss)
Woori Aviva Life Insurance Co., Ltd.	4,466,178	4,309,084	981,778	2,247
Woori Blackstone Korea Opportunity First	354,993	894	13,794	27,620
Korea Credit Bureau Co., Ltd.	63,043	16,542	51,571	4,909
DKT	486,983	348,777	155,684	(12,227)
KAMCO Fifth Asset Securitization Specialty	69,708	44,120	824	(8,275)
Phoenix Digital Tech Co., Ltd.	23,159	17,044	33,409	(251)
Korea Finance Security Co., Ltd.	31,113	2,985	45,003	6,356
Woori Service Networks Co., Ltd.	4,485	1,736	14,131	1,061
Kumho Tire Co., Inc.	4,516,507	3,453,028	3,676,336	110,580
United PF 1st Corporate Financial Stability	1,159,220	10,294	152,315	13,567
Chin Hung International Inc.	551,443	459,171	403,977	(14,915)
Poonglim Industrial Co., Ltd.	545,000	472,549	164,734	(54,314)
STX Engine Co., Ltd.	1,975,978	1,726,903	542,281	(560,405)
SamHo Co., Ltd.	680,075	565,878	646,868	8,399
Woori New Alpha Fund	26,868	139	(89)	(609)
Woori SB Eleventh Asset Securitization Specialty	1,689	9	30	(70)
Woori SB Twelfth Asset Securitization Specialty	4,978	8	52	(104)
Woori BC Pegasus Asset Securitization Specialty	5,024	15,157	6,212	4,755
Woori Stream Fourth Asset Securitization Specialty	1,541	7	2,916	1,567
Woori EA First Asset Securitization Specialty	8,835	14,530	4,430	788
Woori EA Second Asset Securitization Specialty	5,849	7,670	412	(661)
Woori EA Sixth Asset Securitization Specialty	11,587	14,718	974	(2,421)
Woori EA Seventh Asset Securitization Specialty	4,910	815	162	(110)
Woori EA Ninth Asset Securitization Specialty	10,072	7,265	2,691	1,452
Woori EA Eleventh Asset Securitization Specialty	29,087	1,643	4,479	23
Woori EA Sixteenth Asset Securitization Specialty	49,278	41,603	7,769	(8,662)
Woori EA Seventeenth Asset Securitization Specialty	37,049	36,416	4,049	(9,552)
WR Loan Inc.	1,257	1,175	180	20

	December 31, 2013
	Assets	Liabilities	Operating revenue	Net income (loss)
KAMCO Sixth Asset Securitization Specialty	2,612	17	77	(226)
KAMCO Seventh Asset Securitization Specialty	422	3	12	(31)
Woori Fine First Asset Securitization Specialty	761	44	21,966	21,687
Woori Fine Second Asset Securitization Specialty	37,410	21,938	10,458	4,575
Woori Fine Third Asset Securitization Specialty	32,863	15,152	2,138	615
Woori Fine Fourth Asset Securitization Specialty	47,690	23,007	672	588
Woori HB Third Asset Securitization Specialty	541	860	1,063	(142)
Woori EA Nineteenth Asset Securitization Specialty	31,447	24,407	16,947	7,525
Woori KA First Asset Securitization Specialty	33,344	16,924	14,519	6,423
Chungdo Woori Century Security Co., Ltd.	23,458	2,174	2,667	2,549
Woori Renaissance Holdings Inc.	100,501	33,559	4,399	1,949
Woori Columbus First PEF	63,835	325	9,268	8,344
Seoul Lakeside Co., Ltd.	238,870	257,210	36,005	6,045

(4)	The entities for which investments the Group has not applied the equity method of accounting although the Group’s ownership ratio is more than 20% as of March 31, 2014 and December 31, 2013, are as follows:

	March 31, 2014
	Number of shares owned	Ownership (%)
Vogo II-2 Investment Holdings Co., Ltd. (*1)	24,548,281,071 shares	36.4%
LIG engineering & construction Co., Ltd. (*2)	755,946 shares	22.8%
Orient shipyard Co., Ltd. (*2)	465,050 shares	23.0%
Jinsaeng K Co, Ltd. (*2)	2,107,432 shares	20.2%
Piciti Co., Ltd. (*2)	871,631 shares	21.1%

	December 31, 2013
	Number of shares owned	Ownership (%)
Vogo II-2 Investment Holdings Co., Ltd. (*1)	24,548,281,071 shares	36.4%
LIG engineering & construction Co., Ltd. (*2)	755,946 shares	22.8%
Orient shipyard Co., Ltd. (*2)	465,050 shares	23.0%
Jinsaeng K Co, Ltd. (*2)	2,107,432 shares	20.2%
Piciti Co., Ltd. (*2)	871,631 shares	21.1%

(*1)	Even though the Group’s ownership ratio of the entity is more than 20% as a limited partner, it is determined that the Group does not have significant influence over the entity since the Group cannot exercise significant influence in the decision making bodies, such as investment committee, thus it has been excluded from the investments in associates.
(*2)	Even though the Group’s ownership ratio of the entity is more than 20%, the Group does not have significant influence over the entity due to the fact that the entity is going through workout process under receivership, thus it has been excluded from the investments in associates.

(5)	As of March 31, 2014 and December 31, 2013, the reconciliations between the net assets of associates based on the ownership ratio of the Group and its corresponding book value of investment in joint ventures and associates are as follow (Unit: Korean Won in millions except for ownership):

	March 31, 2014
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Difference in fair value	Intercompany transaction and others	Book value
Woori Blackstone Korea Opportunity First	353,208	26.4	93,246	—	—	233	93,479
Korea Credit Bureau	43,879	7.2	3,159	—	—	—	3,159
DKT	131,078	8.9	11,639	—	7,898	—	19,537
KAMCO Fifth Asset Securitization Specialty	27,674	25.0	6,917	—	—	(2,569)	4,348
Phoenix Digital Tech Co., Ltd.	4,443	63.1	2,803	229	—	—	3,032
Korea Finance Security Co., Ltd.	23,391	15.3	3,585	—	—	—	3,585
Woori Service Networks Co., Ltd.	2,156	4.9	107	—	—	—	107
Kumho Tire Co., Inc. (*1)	1,090,112	12.5	131,585	15,124	—	(5,534)	141,175
United PF 1st Corporate financial stability	1,170,005	17.7	207,467	—	—	—	207,467
Chin Hung International Inc. (*1)	31,682	26.8	8,325	21,359	—	—	29,684
Poonglim Industrial Co., Ltd. (*1)(*2)	46,999	29.9	(42,065)	—	—	—	—
STX Engine Co., Ltd. (*1)	(66,040)	15.0	(9,907)	14,929	—	—	5,022
SamHo Co., Ltd.	118,940	7.8	9,323	—	—	—	9,323
STX Corporation (*1)	119,100	17.5	20,907	10,582	—	—	31,489
Osung LST Co., Ltd (*1)	104,021	10.2	(29,409)	35,597	—	—	6,188
Saudara Bank	49,924	33.0	16,476	51,180	—	—	67,656
Woori Renaissance Holdings	73,813	51.6	38,088	—	—	2,446	40,534
Woori Columbus First PEF	63,345	2.0	1,235	6	—	(17)	1,224

(*1)	The net asset amount is after considering preferred stocks.
(*2)	The equity method of accounting terminated.

	December 31, 2013
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Difference in fair value	Intercompany transaction and others	Book value
Woori Aviva Life Insurance Co., Ltd.	157,094	51.6	81,029	20,525	8,841	—	110,395
Woori Blackstone Korea Opportunity First	354,099	44.6	157,751	—	—	1,028	158,779
Korea Credit Bureau	46,501	9.0	4,185	—	—	62	4,247
DKT	138,206	28.2	39,002	—	11,539	—	50,541
KAMCO Fifth Asset Securitization Specialty (*2)	25,588	49.0	12,538	—	—	(3)	12,535
Phoenix Digital Tech Co., Ltd.	6,115	63.1	3,643	45	—	—	3,688
Korea Finance Security Co., Ltd.	28,128	15.3	4,311	—	—	—	4,311
Woori Service Networks Co., Ltd.	2,749	4.9	136	—	—	—	136
Kumho Tire Co., Inc. (*1)	1,063,479	12.5	128,248	15,125	—	(3,272)	140,101
United PF 1st Corporate financial stability	1,148,926	17.7	203,730	—	—	—	203,730
Chin Hung International Inc. (*1)	92,272	26.8	24,541	21,359	—	—	45,900
Poonglim Industrial Co., Ltd.	72,451	29.9	(35,275)	38,354	—	—	3,079
STX Engine Co., Ltd.	249,075	15.0	32,080	14,928	—	—	47,008
SamHo Co., Ltd.	114,197	7.8	8,952	—	—	(1,460)	7,492
Woori New Alpha Fund	26,729	70.0	18,710	1,234	—	—	19,944
Woori SB Eleventh Asset Securitization Specialty	1,680	45.0	756	—	—	—	756
Woori SB Twelfth Asset Securitization Specialty	4,970	40.0	1,988	—	—	—	1,988
Woori BC Pegasus Asset Securitization Specialty	(10,133)	30.0	(3,040)	—	—	—	—
Woori Stream Fourth Asset Securitization Specialty	1,534	40.0	614	—	—	—	614

	December 31, 2013
	Total net asset	Ownership (%)	Net assets of associates (or joint ventures)	Goodwill	Difference in fair value	Intercompany transaction and others	Book value
Woori EA First Asset Securitization Specialty	(5,695)	40.0	(2,278)	—	—	—	—
Woori EA Second Asset Securitization Specialty	(1,821)	40.0	(728)	—	—	—	—
Woori EA Sixth Asset Securitization Specialty	(3,131)	40.0	(1,252)	—	—	—	—
Woori EA Seventh Asset Securitization Specialty	4,095	45.0	1,843	—	—	—	1,843
Woori EA Ninth Asset Securitization Specialty	2,807	40.0	1,123	—	—	—	1,123
Woori EA Eleventh Asset Securitization Specialty (*2)	27,444	45.0	12,350	—	—	—	12,350
Woori EA Sixteenth Asset Securitization Specialty	7,675	30.0	2,303	—	—	—	2,303
Woori EA Seventeenth Asset Securitization Specialty	633	45.0	285	—	—	—	285
WR Loan Inc.	82	49.0	40	—	—	—	40
KAMCO Sixth Asset Securitization Specialty (*2)	2,595	45.0	1,163	—	—	—	1,163
KAMCO Seventh Asset Securitization Specialty (*2)	419	45.0	184	—	—	—	184
Woori Fine First Asset Securitization Specialty (*2)	717	45.0	318	—	—	—	318
Woori Fine Second Asset Securitization Specialty	15,472	45.0	6,963	—	—	—	6,963
Woori Fine Third Asset Securitization Specialty	17,711	45.0	7,970	—	—	—	7,970
Woori Fine Fourth Asset Securitization Specialty	24,683	45.0	11,108	—	—	—	11,108
Woori HB Third Asset Securitization Specialty	(319)	40.0	(128)	—	—	—	—
Woori EA Nineteenth Asset Securitization Specialty	7,040	40.0	2,816	—	—	—	2,816
Woori KA First Asset Securitization Specialty	16,420	45.0	7,389	—	—	—	7,389
Chungdo Woori Century Security Co., Ltd. (*2)	21,284	49.5	10,538	—	—	—	10,538
Woori Renaissance Holdings	66,942	51.6	39,806	—	—	—	39,806
Woori Columbus	63,510	2.0	1,227	—	—	—	1,227
Seoul Lakeside Co., Ltd.	(18,340)	47.5	(8,712)	160,928	—	—	152,216

(*1)	The net asset amount is after considering preferred stocks.
(*2)	The equity method of accounting has been applied reflecting the ownership ratios of the first-tier and the second-tier common stocks.

15.	Investment Properties

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Acquisition cost	359,855	359,832
Accumulated depreciation	(20,114)	(19,212)

Net carrying value	339,741	340,620

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	340,620	491,685
Acquisitions	—	513
Disposals	—	(6,583)
Depreciation	(889)	(5,210)
Impairment loss (reversal)	—	(855)
Transfers	—	(7,166)
Classified to assets held-for-sale	—	(3,594)
Foreign currencies translation adjustments	10	(11)
Others	—	(592)
Classified into disposal group held-for-sale	—	(70,900)
Classified into disposal group held for distribution to owners	—	(56,667)

Ending balance	339,741	340,620

(3)	Fair value of investment properties is amounting to 394,159 million Won and 352,297 million Won as of March 31, 2014 and December 31, 2013, respectively. The fair value of investment property based on the assessment that was independently performed by an appraisal from external agencies, is classified as level 3 on the fair value hierarchy as of March 31, 2014.

(4)	Rental fee earned from investment properties is amounting to 1,044 million Won and 2,135 million Won for the three months ended March 31, 2014 and 2013, respectively.

16.	Premises and Equipment

(1)	Premises and equipment are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Acquisition cost	1,516,420	800,357	1,018,550	350,076	33	20	3,685,456
Accumulated depreciation	—	(99,733)	(774,388)	(291,554)	—	(15)	(1,165,690)

Net carrying value	1,516,420	700,624	244,162	58,522	33	5	2,519,766

	December 31, 2013
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Acquisition cost	1,516,364	797,672	1,013,319	344,776	31	20	3,672,182
Accumulated depreciation	—	(93,742)	(757,637)	(284,347)	—	(15)	(1,135,741)

Net carrying value	1,516,364	703,930	255,682	60,429	31	5	2,536,441

(2)	Changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Beginning balance	1,516,364	703,930	255,682	60,429	31	5	2,536,441
Acquisitions	38	2,541	13,486	2,725	—	—	18,790
Disposals or transfers	—	—	(1,543)	(150)	—	—	(1,693)
Depreciation	—	(5,927)	(23,733)	(8,086)	—	—	(37,746)
Foreign currencies translation adjustments	18	80	270	194	2	—	564
Others	—	—	—	3,410	—	—	3,410

Ending balance	1,516,420	700,624	244,162	58,522	33	5	2,519,766

	For the year ended December 31, 2013
	Land	Building	Properties for business use	Structures in leased office	Construction in progress	Structures	Total
Beginning balance	1,827,026	945,103	340,304	68,729	4,376	5	3,185,543
Acquisitions	5,695	35,097	107,125	28,902	5,122	—	181,941
Disposals or transfers	(4,527)	(2,781)	(4,791)	(1,566)	—	—	(13,665)
Depreciation	—	(32,359)	(125,631)	(33,514)	—	—	(191,504)
Classified to assets held-for-sale	(955)	(1,834)	—	—	—	—	(2,789)
Foreign currencies translation adjustments	(30)	(241)	(586)	47	(20)	—	(830)
Others	3,318	9,627	2,803	9,697	(8,584)	—	16,861
Classified into disposal group held-for-sale	(169,171)	(104,957)	(38,735)	(1,805)	(863)	—	(315,531)
Classified into disposal group held for distribution to owners	(144,992)	(143,725)	(24,807)	(10,061)	—	—	(323,585)

Ending balance	1,516,364	703,930	255,682	60,429	31	5	2,536,441

17.	Intangible Assets and Goodwill

(1)	Intangible assets are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Acquisition cost	167,982	599	232,294	372,311	25,464	798,650
Accumulated amortization	(115,078)	(301)	(135,358)	(310,828)	—	(561,565)
Accumulated impairment losses	—	—	—	(299)	(4,929)	(5,228)

Net carrying value	52,904	298	96,936	61,184	20,535	231,857

	December 31, 2013
	Core deposit	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Acquisition cost	3,107	166,829	571	220,121	401,006	25,742	817,376
Accumulated amortization	(3,107)	(111,531)	(284)	(129,692)	(299,107)	—	(543,721)
Accumulated impairment losses	—	—	—	—	(299)	(4,430)	(4,729)

Net carrying value	—	55,298	287	90,429	101,600	21,312	268,926

(2)	Changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Beginning balance	55,298	287	90,429	101,600	21,312	268,926
Acquisitions	2,863	28	12,545	9,726	—	25,162
Disposals	(793)	—	(239)	(38,564)	(59)	(39,655)
Amortization	(4,464)	(17)	(5,799)	(11,628)	—	(21,908)
Impairment loss	—	—	—	—	(748)	(748)
Foreign currencies translation adjustments	—	—	—	50	30	80

Ending balance	52,904	298	96,936	61,184	20,535	231,857

	For the year ended December 31, 2013
	Goodwill	Core deposit	Software	Industrial rights	Development cost	Others	Membership deposits	Total
Beginning balance	131,779	4,321	45,240	184	77,369	113,907	60,607	433,407
Acquisitions	—	—	28,533	173	43,289	37,696	9,513	119,204
Disposals	—	—	(1,875)	—	(1,701)	(754)	(3,156)	(7,486)
Amortization	—	(855)	(17,138)	(64)	(27,509)	(57,436)	—	(103,002)
Impairment loss	(40,556)	(3,471)	—	—	—	(299)	(4,660)	(48,986)
Foreign currencies translation adjustments	—	5	—	—	—	(59)	(85)	(139)
Others	—	—	1,467	—	39	22,446	1,702	25,654
Classified into disposal group held-for-sale	(91,223)	—	(152)	—	(596)	(3,515)	(28,605)	(124,091)
Classified into disposal group held for distribution to owners	—	—	(777)	(6)	(462)	(10,386)	(14,004)	(25,635)

Ending balance	—	—	55,298	287	90,429	101,600	21,312	268,926

18.	Assets Held-for-Sale

Assets held-for-sale are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Premises and equipment	587	587

19.	Assets Subjected to Lien and Assets Acquired through Foreclosures

(1)	Assets subjected to lien are as follows (Unit: Korean Won in millions):

		March 31, 2014
		Collateral given to	Amount (*1)	Reason for collateral
Due from banks		Korea Investment & Securities Co., Ltd. and others	28,514	Margin deposit for future or option and others
Financial assets at FVTPL	Financial institutions debt securities and others	Korea Securities Depository and others	13,510,850	Collateral repurchase agreement and others
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	128,406	Related to bonds sold under repurchase agreements (*2)
	Financial institutions debt securities and others	Bank of Korea and others	2,448,161	Settlement risk and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	892,886	Related to bonds sold under repurchase agreements (*2)
	Korean treasury and government agencies bonds and others	Bank of Korea and others	3,442,521	Settlement risk and others
Land and building		Shinhan Card Co., Ltd. and others	18,495	Leasehold rights and others

		Total	20,469,833

(*1)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.
(*2)	The Group has the agreements to repurchase the sold assets as the pre-determined price or the price which include the rate of return and provide the guarantee on the assets. The transferee have the right to sale or provide a guarantees. Therefore the Group records the assets as Repurchase agreements since the assets are not meet the derecognition criteria.

		December 31, 2013
		Collateral given to	Amount (*1)	Reason for collateral
Due from banks		Samsung Securities Co., Ltd. and others	18,242	Margin deposit for future or option and others
Financial assets at FVTPL	Financial institutions debt securities and others	Korea Securities Depository and others	13,112,614	Collateral repurchase agreement and others
AFS financial assets	Korean treasury and government agencies bond	Nomura Securities Co., Ltd. and others	211,629	Related to bonds sold under repurchase agreements (*2)
	Financial institutions debt securities and others	Bank of Korea and others	2,336,541	Settlement risk and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities Co., Ltd. and others	893,123	Related to bonds sold under repurchase agreements (*2)
	Korean treasury and government agencies bonds and others	Bank of Korea and others	3,974,617	Settlement risk and others
Land and building		Shinhan Card Co., Ltd. and others	18,491	Leasehold rights and others

		Total	20,565,257

(*1)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.
(*2)	The Group has the agreements to repurchase the sold assets as the pre-determined price or the price which include the rate of return and provide the guarantee on the assets. The transferee has the right to sale or provide a guarantees. Therefore the Group records the assets as Repurchase agreements since the assets are not meet the derecognition criteria.

(2)	The carrying amounts of buildings acquired through foreclosure are amounting to 333 million Won and 329 million Won as of March 31, 2014 and December 31, 2013, respectively.

(3)	Loaned securities are as follows (Unit: Korean Won in millions):

		March 31, 2014 (*)	December 31, 2013 (*)	Loaned to
Financial assets at FVTPL	Korean treasury and government agencies bonds	40,139	110,090	Korea Money Brokerage Corp.
	Korean securities	28,608	35,880	Samsung Securities Co., Ltd. and others
AFS financial assets	Korean treasury and government agencies bonds	370,337	320,013	Korea Securities Depository and others
HTM financial assets	Korean corporates bonds	19,453	—	Korea Securities Depository

	Total	458,537	465,983

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

Loaned securities are lending of specific securities to borrowers who agree to return the same quantity of the same security at the end of lending period. As the Group does not derecognize these securities, there are no liabilities relates to loaned securities.

(4)	Collaterals held that can be disposed and re-subjected to lien regardless of defaults of counterparties

Fair values of collaterals held can be disposed and re-subjected to lien regardless of defaults of counterparties as of March 31, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	March 31, 2014 (*)
	Fair values of collaterals	Fair values of collaterals were disposed or re-subjected to lien
Securities	4,874,346	86,384

	December 31, 2013 (*)
	Fair values of collaterals	Fair values of collaterals were disposed or re-subjected to lien
Securities	4,913,671	82,925

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

20.	Other Assets

Other assets are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Prepaid expenses	246,196	174,344
Advance payments	2,136	739
Leased assets	—	—
Non-operative assets	333	329
Others	5,368	3,474

Total	254,033	178,886

21.	Financial Liabilities at FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Financial liabilities held for trading	1,797,517	2,105,301
Financial liabilities designated at FVTPL	376,225	401,947

Total	2,173,742	2,507,248

(2)	Financial liabilities held for trading are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Derivative liabilities	1,780,119	2,096,047
Gold banking liabilities	10,843	9,254
Borrowings	6,555	—

Total	1,797,517	2,105,301

(3)	Financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Borrowings	200,900	218,788
Debentures	175,325	183,159

Total	376,225	401,947

(4)	Credit risk adjustment to financial liabilities designated at FVTPL is as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Financial liabilities designated at FVTPL	376,225	401,947
Changes in credit risk adjustments	(1,250)	(2,905)
Accumulated changes in credit risk adjustments	1,172	2,422

Credit risk adjustments are applied to reflect the Group’s own credit risk when measuring derivative liabilities at fair value. The methodology to determine the adjustment incorporates the Group’s credit spread as observed through credit ratings.

(5)	Carrying value and nominal amounts at maturity of financial liabilities designed at FVTPL are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Carrying value	376,225	401,947
Nominal value at maturity	481,385	522,650

	(105,160)	(118,703)

22.	Deposits due to Customers

(1)	Deposits sorted by interest type are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Deposits in local currency
Demand deposits	10,751,307	11,690,841
Time deposits	149,889,917	146,131,999
Mutual funds	50,894	53,189
Deposits on notes payables	334,646	352,577
Deposits on CMA	327,573	338,265
Certificate of deposits	2,982,515	3,297,551
Other deposits	1,238,909	1,236,910

Sub-total	165,575,761	163,101,332

Deposits in foreign currencies	11,038,767	12,264,621
Present value discount	(25,075)	(42,309)

Total	176,589,453	175,323,644

(2)	Deposits by customers are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Individual	65,332,805	65,124,028
Corporation	55,610,217	56,746,545
Banks	16,354,559	17,192,049
Government agencies	17,078,766	15,826,903
Other financial institutions	8,422,232	8,563,129
Government	1,227,971	1,197,202
Non-profit corporation	4,571,867	4,206,899
Educational organization	3,101,367	2,542,257
Foreign corporations	1,303,003	1,159,035
Others	3,611,741	2,807,906
Present value discount	(25,075)	(42,309)

Total	176,589,453	175,323,644

23.	Borrowings and Debentures

(1)	Borrowings are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Lenders	Average annual interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the Bank of Korea	The Bank of Korea	0.9	453,011
Borrowings from government funds	Small and Medium Business Corporation and others	1.8	1,745,094
Others	Seoul Metropolitan Government and others	2.8	4,364,193

Sub-total			6,562,298

Borrowings in foreign currencies:
Borrowings in foreign currencies	Bank of communication and others	0.6	6,123,512
Offshore borrowings in foreign currencies	Toronto Dominion Bank SG and others	0.8	21,376

Sub-total			6,144,888

Bills sold	Others	2.5	97,406
Call money	Banks	1.0	1,828,722
Bonds sold under repurchase agreements	Others		559,413
Present value discount			(520)

Total			15,192,207

	December 31, 2013
	Lenders	Average annual interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the Bank of Korea	The Bank of Korea	1.0	513,841
Borrowings from government funds	Small and medium Business Corporation and others	1.8	1,790,146
Others	Seoul Metropolitan Government and others	2.8	4,185,524

Sub-total			6,489,511

Borrowings in foreign currencies:
Borrowings in foreign currencies	Bank of communication and others	0.8	6,225,236
Offshore borrowings in foreign currencies	Toronto Dominion Bank SG and others	0.8	21,106

Sub-total			6,246,342

Bills sold	Others	2.4	111,096
Call money	Banks	0.8	4,871,976
Bonds sold under repurchase agreements	Others		513,442
Present value discount			(856)

Total			18,231,511

(2)	Debentures are as follows (Unit: Korean Won in millions):

	March 31, 2014		December 31, 2013
	Interest rate (%)	Amount	Interest rate (%)	Amount
Face value of bond
Ordinary bonds	0.8~10.5	15,661,944	0.8~10.5	14,687,044
Subordinated bonds	3.4~10.3	6,936,721	3.4~10.3	6,995,786
Other bonds		53,006		53,006

Sub-total		22,651,671		21,735,836

Discounts on bond		(74,332)		(58,162)

Total		22,577,339		21,677,674

24.	Provisions

(1)	Provision is as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Asset retirement obligation	26,788	23,513
Provision for guarantee (*1)	433,941	501,948
Provision for loan commitments	91,249	123,930
Provision for credit card points	6,763	6,441
Other provisions (*2)	29,305	28,967

Total	588,046	684,799

(*1)	Provision for guarantee includes provision for financial guarantee of 99,294 million Won and 123,228 million Won as of March 31, 2014 and December 31, 2013, respectively.
(*2)	Other provisions include provision for litigation, for loss protection, and for others.

(2)	Changes in provisions except for asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Provision for guarantees	Provision for loan commitments	Provision for credit card points	Other provisions	Total
Beginning balance	501,948	123,930	6,441	28,967	661,286
Provisions provided	4,107	265	5,066	1,096	10,534
Provisions used	(3,755)	74	(4,744)	(758)	(9,183)
Reversal of unused amount	(68,359)	(33,020)	—	—	(101,379)

Ending balance	433,941	91,249	6,763	29,305	561,258

	For the year ended December 31, 2013
	Provision for guarantees	Provision for loan commitments	Provision for credit card points	Other provisions	Total
Beginning balance	421,520	158,395	7,181	254,538	841,634
Provisions provided	96,164	—	13,051	72,656	181,871
Provisions used	1,470	4,015	(13,018)	(86,559)	(94,092)
Reversal of unused amount	(3,683)	(13,216)	(14)	(9,159)	(26,072)
Classified into disposal group held-for-sale	(578)	(361)	—	(12,006)	(12,945)
Classified into disposal group held for distribution to owners	(12,945)	(24,903)	(759)	(190,503)	(229,110)

Ending balance	501,948	123,930	6,441	28,967	661,286

(3)	Changes in details of asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	23,513	22,024
Provisions provided	188	4,553
Provisions used	(191)	(1,532)
Depreciation	151	433
Reversal of unused amount	(94)	(1,800)
Increase in restoration costs	3,221	9,175
Classified into disposal group held-for-sale	—	(4,619)
Classified into disposal group held for distribution to owners	—	(4,721)

Ending balance	26,788	23,513

25.	Net Defined Benefit Liability

Employees and directors with one or more years of service are entitled to receive a payment upon termination of their employment, based on their length of service and rate of pay at the time of termination. The assets of the plans are measured at their fair value at the end of reporting date. The plan liabilities are measured using the projected unit method, which takes account of projected earnings increases, using actuarial assumptions that give the best estimate of the future cash flows that will arise under the plan liabilities.

The Group is exposed to various risks through Defined Benefit Retirement Pension Plan and the most significant risks are as follows:

Volatility of Asset

The defined benefit obligation was estimated with a discount rate which is calculated based on the yield of blue chip corporate bonds in Korea. A deficit may occur if the rate of return on plan assets falls short of the discount rate. The plan assets include equity instruments that are exposed to the related volatility and risks.

Decrease in Yield of Blue Chip Bonds

A decrease in yield of blue chip bonds may result in increase in defined benefit liability although the increase in the value of some debt securities in the defined benefit plan would set it off partially.

Risk of Inflation

Defined benefit obligations are correlated to the inflation rate; the higher the inflation rate is, the higher the level of liabilities. As a result, a deficit may occur in the plan. However, the plan assets are less impacted since the plan assets mainly consist of debt securities with fixed rates and equity instruments.

(1)	The net defined benefit liability is as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Defined benefit obligation	577,195	509,849
Fair value of plan assets	(459,949)	(438,247)

Net defined benefit liability	117,246	71,602

(2)	Changes in the carrying value of defined benefit obligation are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	509,849	562,285
Current service cost	29,322	160,216
Interest cost	5,191	21,352
Remeasurements	36,940	(7,299)
Foreign currencies translation adjustments	88	2,742
Retirement benefit paid	(4,465)	(38,787)
Past service cost	—	470
Curtailment or settlement	—	(4,082)
Others	270	2,542
Classified into disposal group held-for-sale	—	(68,177)
Classified into disposal group held for distribution to owners	—	(121,413)

Ending balance	577,195	509,849

(3)	Changes in the plan assets are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	438,247	395,989
Interest income	5,126	21,085
Remeasurements	(1,838)	(2,489)
Employer’s contributions	20,946	147,633
Retirement benefit paid	(2,475)	(28,615)
Curtailment or settlement	—	(3,725)
Others	(57)	1,277
Classified into disposal group held-for-sale	—	(60,348)
Classified into disposal group held for distribution to owners	—	(32,560)

Ending balance	459,949	438,247

(4)	Plan assets mainly consist of deposits that represent 92.01% and 91.48% of plan assets as of March 31, 2014 and December 31, 2013, respectively. Among plan assets, realized returns on plan assets amount to 3,288 million Won and 18,596 million Won for the three months ended March 31, 2014 and for the year ended December 31, 2013, respectively.

(5)	Current service cost, net interest expense, past service cost, loss on the curtailment or settlement and remeasurements recognized in the consolidated statements of net income and total comprehensive income are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Current service cost	29,322	160,216
Net interest expense	65	267
Past service cost	—	470
Loss on the curtailment or settlement	—	(357)
Reclassification to discontinued operations	—	(40,681)
Cost recognized in net income	29,387	119,915
Remeasurements	38,778	(4,810)

Cost recognized in total comprehensive income	68,165	115,105

Retirement benefit service costs related to defined contribution plans are recognized 709 million Won and 2,967 million Won for the three months ended March 31, 2014 and for the year ended December 31, 2013, respectively.

(6)	Key actuarial assumptions used in defined benefit liability assessment are as follows:

	March 31, 2014	December 31, 2013
Discount rate	4.18%	4.28%
Future wage growth rate	5.72%	5.72%
Retirement rate	Issued by Korea Insurance Development Institute	Issued by Korea Insurance Development Institute
Mortality rate	Issued by Korea Insurance Development Institute	Issued by Korea Insurance Development Institute

(7)	The sensitivity to actuarial assumptions used in the assessment of defined benefit obligation is as follows (Unit: Korean Won in millions):

		March 31, 2014	December 31, 2013
Discount rate	Increase by 1% point	522,828	463,007
	Decrease by 1% point	636,846	564,001
Future wage growth rate	Increase by 1% point	637,381	564,533
	Decrease by 1% point	521,539	461,767

26.	Other Financial Liabilities and Other Liabilities

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Other financial liabilities:
Payables	6,265,593	8,308,778
Accrued expenses	2,155,997	2,291,716
Borrowings from trust accounts	3,810,329	3,361,478
Agency business revenue	385,456	406,576
Foreign exchange payables	697,982	650,429
Domestic exchange payables	2,261,575	2,872,725
Miscellaneous liabilities	4,081,082	2,023,245

Sub-total	19,658,014	19,914,947

Other liabilities:
Deferred income	152,350	157,944
Other miscellaneous liabilities	291,930	253,334

Sub-total	444,280	411,278

Total	20,102,294	20,326,225

27.	Derivatives

(1)	Derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014
	Nominal amount	Assets				Liabilities
		Fair value hedge	Cash flow hedge	Foreign hedge	For trading	Fair value Hedge	Cash flow hedge	Foreign hedge	For trading
Interest rate:
Interest rate swap	116,837,120	132,235	—	—	914,928	97	—	—	952,970
Interest rate futures	119,823	—	—	—	—	—	—	—	—
Long interest rate options	1,007,963	—	—	—	8,838	—	—	—	—
Short interest rate options	2,462,963	—	—	—	—	—	—	—	6,109
Currency:
Currency forwards	29,371,709	—	—	—	244,896	—	—	—	262,364
Currency swaps	19,396,640	—	—	—	527,588	—	—	—	521,654
Currency futures	928,777	—	—	—	—	—	—	—	—
Long currency option	691,766	—	—	—	56,477	—	—	—	—
Short currency option	669,855	—	—	—	—	—	—	—	5,811
Stock Index:
Stock index futures	36,390	—	—	—	—	—	—	—	—
Long stock index option	559,786	11,738	—	—	68,871	—	—	—	—
Short stock index option	974,487	—	—	—	—	—	—	—	28,460
Stock index swaps	10,000	—	—	—	182	—	—	—	—
Others:
Short option	114,331	—	—	—	2,281	—	—	—	—
Other forwards	120,909	—	—	—	—	—	—	—	2,332
Other swaps	32,045	—	—	—	451	—	—	—	419
Other futures	668	—	—	—	—	—	—	—	—

Total	173,335,232	143,973	—	—	1,824,512	97	—	—	1,780,119

	December 31, 2013
	Nominal amount	Assets				Liabilities
		Fair value hedge	Cash flow hedge	Foreign hedge	For trading	Fair value hedge	Cash flow hedge	Foreign hedge	For trading
Interest rate:
Interest rate swap	122,337,393	131,386	—	—	996,279	13	—	—	1,025,354
Interest rate futures	31,722	—	—	—	—	—	—	—	—
Long interest rate options	737,963	—	—	—	11,355	—	—	—	—
Short interest rate options	2,722,963	—	—	—	—	—	—	—	8,570
Currency:
Currency forwards	28,984,290	—	—	—	353,456	—	—	—	375,259
Currency swaps	19,653,370	—	—	—	713,975	—	—	—	655,198
Currency futures	1,416,265	—	—	—	—	—	—	—	—
Long currency option	642,132	—	—	—	51,497	—	—	—	—
Short currency option	644,770	—	—	—	—	—	—	—	8,392
Stock Index:
Stock index futures	54,126	—	—	—	—	—	—	—	—

	December 31, 2013
	Nominal amount	Assets				Liabilities
		Fair value hedge	Cash flow hedge	Foreign hedge	For trading	Fair value hedge	Cash flow hedge	Foreign hedge	For trading
Long stock index option	273,511	24	—	—	55,105	—	—	—	—
Short stock index option	860,607	—	—	—	—	1,772	—	—	20,340
Stock index swaps	10,000	—	—	—	—	—	—	—	22
Others:
Short option	8,346	—	—	—	—	—	—	—	49
Other forwards	12,607	—	—	—	268	—	—	—	507
Other swaps	160,430	—	—	—	2,496	—	—	—	2,356
Other futures	660	—	—	—	—	—	—	—	—

Total	178,551,155	131,410	—	—	2,184,431	1,785	—	—	2,096,047

Derivatives held for trading purpose are classified into financial assets or liabilities at FVTPL and derivatives for hedging are stated in a separate line item in the consolidated statements of financial position (see Notes 8 and 21).

(2)	Gains or losses from valuation of financial instruments under hedge accounting are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the three months ended March 31, 2013
Gains or losses from hedged items	(7,636)	2,645
Gains or losses from hedging instruments	3,901	5,343

28.	Day 1 Profit or Loss

Changes in details of deferred day 1 profits or losses are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	6,256	65,267
Acquisitions	3,373	100,110
Amounts recognized in profits or losses	(1,942)	(59,389)
Classified into disposal group held-for-sale	—	(99,732)

Ending balance	7,687	6,256

In case that some inputs to measure fair values of financial instruments were not observable or available in the market, valuation techniques were utilized to evaluate such financial instruments. Those financial instruments were recorded at the fair value produced by the valuation techniques as at the time of acquisition, even though there were difference noted between the transaction price and the fair value. The table above presents the difference yet to be realized as profit or losses.

29.	Capital Stock and Capital Surplus

(1)	The number of authorized shares and others are as follows:

	March 31, 2014	December 31, 2013
Authorized shares of common stock	2,400,000,000 shares	2,400,000,000 shares
Par value	5,000 Won	5,000 Won
Issued shares of common stock	806,015,340 shares	806,015,340 shares

(2)	Details of capital surplus are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Capital in excess of par value	109,025	109,025
Other capital surplus	67,454	67,477

Total	176,479	176,502

30.	Hybrid Securities

The bond-type hybrid securities classified as owners’ equity are as follows (Unit: Korean Won in millions):

	Issuance date	Maturity	Annual interest rate (%)	March 31, 2014	December 31, 2013
The 1st bond-type hybrid securities	November 22, 2011	November 22, 2041	5.91	310,000	310,000
The 2nd bond-type hybrid securities	March 8, 2012	March 8, 2042	5.83	190,000	190,000
Issuance cost				(1,593)	(1,593)

Total				498,407	498,407

Although these instruments have contractual maturity dates and stipulated contractual interest payments, the contractual agreements allow the Group to indefinitely extend the maturity date and defer the payment of interest without a modification of the other terms of the instrument such as interest rate, etc. If the Group makes a resolution not to pay dividends on ordinary stock, and then, the Group is exonerated from interest payment on the hybrid securities.

31.	Other Equity

(1)	Details of other equity are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Accumulated other comprehensive income:
Gain on available-for-sale financial assets	209,579	204,110
Share of other comprehensive income of joint ventures and associates	3,065	4,690
Loss on foreign currency translation for foreign operations	(98,817)	(117,793)
Remeasurement of the net defined benefit liability	(89,518)	(59,877)
Cash flow hedges	(9,333)	(8,359)

Sub-total	14,976	22,771

Treasury shares (*)	(14)	(14)
Other capital adjustments	(59,977)	(58,124)

Total	(45,015)	(35,367)

(*) As of March 31, 2014 and December 31, 2013, the Group holds 2,000 shares (14 million Won) of its treasury shares that have been acquired through a buyback of odd-lot share when exchanging the shares of Woori Investment & Securities.

(2)	Changes in the accumulated other comprehensive income are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014
	Beginning balance	Increase (decrease) on valuation	Reclassification adjustments	Disposal of consolidated subsidiaries	Income tax effect	Total	Classified into disposal group held- for-sale	Classified into disposal group held for distribution to owners	Ending balance
Gain (loss) on available-for-sale financial assets	279,398	63,083	(47,846)	51	(3,379)	291,307	31,880	49,848	209,579
Share of other comprehensive income (loss) of joint ventures and associates	5,753	(2,751)	—	—	253	3,255	2,789	(2,599)	3,065
Gain (loss) on foreign currency translation of foreign operations	(136,576)	26,536	—	—	(6,310)	(116,350)	(17,533)	—	(98,817)
Remeasurement of the net defined benefit liability	(68,408)	(39,692)	—	834	9,464	(97,802)	1,030	(9,314)	(89,518)
Cash flow hedges	7,928	(2,822)	—	56	720	5,882	13,912	1,303	(9,333)

Total	88,095	44,354	(47,846)	941	748	86,292	32,078	39,238	14,976

	For the year ended December 31, 2013
	Beginning balance	Increase (decrease) on valuation	Reclassification adjustments	Income tax effect	Total	Classified into disposal group held-for-sale	Classified into disposal group held for distribution to owners	Ending balance
Gain (loss) on available-for-sale financial assets	313,180	8,089	(17,110)	(24,761)	279,398	28,923	46,365	204,110
Share of other comprehensive income (loss) of joint ventures and associates	12,128	(7,269)	—	894	5,753	3,662	(2,599)	4,690
Gain (loss) on foreign currency translation of foreign operations	(84,577)	(70,728)	(10)	18,739	(136,576)	(18,783)	—	(117,793)
Remeasurement of the net defined benefit liability	(75,323)	2,508	—	4,407	(68,408)	592	(9,123)	(59,877)
Cash flow hedges	8,693	(650)	811	(926)	7,928	15,426	861	(8,359)

Total	174,101	(68,050)	(16,309)	(1,647)	88,095	29,820	35,504	22,771

32.	Retained Earnings

(1)	Details of retained earnings are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Legal reserves	1,075,539	1,075,539
Voluntary reserves	8,032,767	8,656,858
Retained earnings carried forward	4,319,863	3,380,293

Total	13,428,169	13,112,690

In accordance with Article 53 of the Financial Holding Company Act, legal reserves are appropriated at least 10% of net income on every dividend declaration, not exceeding the paid in capital.

(2)	Changes in retained earnings are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the year ended December 31, 2013
Beginning balance	13,112,690	13,881,378
Net income (loss) attributable to owners	322,777	(537,688)
Dividends on common stock	—	(201,503)
Dividends on hybrid securities	(7,297)	(29,399)
Discount on stock issuance of consolidated subsidiaries	(1)	(98)

Ending balance	13,428,169	13,112,690

33.	Planned Regulatory Reserve for Credit Loss

In accordance with the Regulations for Supervision of Financial Holding Companies (“RSFHC”), if the estimated allowance for credit loss determined in accordance with K-IFRS 1039 Financial instruments: Recognition and Measurement is lower than those in accordance with the RSFHC, the Group shall disclose the difference as the regulatory reserve for credit loss.

(1)	Regulatory reserve for credit loss is as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Controlling interests	1,805,884	1,775,181
Non-controlling interests	17,660	25,206

	1,823,544	1,800,387

(2)	Reserve, net income attributable to shareholders and earnings per share after the reserve provided are as follows (Unit: Korean Won in millions, except for earnings per share):

	For the three months ended March 31
	2014	2013
Planned regulatory reserve for credit loss	30,703	(59,816)
Net income after the planned reserve provided	292,074	269,939

Earnings per share after the planned reserve provided (*)	353 Won	326 Won

(*)	Earnings per share after the planned reserve provided are calculated by deducting dividends on hybrid securities from net income after the planned reserve provided.

34.	Dividends

As of March 31, 2014, the Group does not have any plan for dividends.

35.	Net Interest Income

(1)	Interest income recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Financial assets at FVTPL	16,971	47,973
AFS financial assets	94,939	92,900
HTM financial assets	97,771	133,816
Loans and receivables:
Interest on deposits	25,073	26,768
Interest on loans	2,034,871	2,099,296
Interest income on others	12,726	14,841

Sub-total	2,072,670	2,140,905

Total	2,282,351	2,415,594

(2)	Interest expenses recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Interest on deposits due to customers	865,412	966,709
Interest on borrowings	67,741	62,061
Interest on debentures	229,305	249,266
Interest expenses on others	31,522	35,136

Total	1,193,980	1,313,172

36.	Net Fees and Commissions Income

(1)	Fees and commissions income recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Banking fees:
Banking fees (*)	161,585	174,667
Guarantee fees	18,916	23,278
Fees from project financing	639	4,012

Sub-total	181,140	201,957

Other fees:
Credit card fees	183,903	153,484
CMA management fees	—	590
Brokerage fees	15,179	15,421
Others	16,216	13,541

Sub-total	215,298	183,036

Total	396,438	384,993

(*)	Banking fees include agency commission, fees income from electronic finance, fees income related to loan, fees for import letter of credit dealing, commission received on foreign exchange and others.

(2)	Fees and commissions expenses incurred are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Fees paid	23,561	26,832
Credit card commissions	137,359	130,706
Brokerage commissions	57	60
Others	1,405	4,582

Total	162,382	162,180

37.	Dividend Income

Dividend income recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Dividend from financial assets at FVTPL	2,621	6,581
Dividend from AFS financial assets	50,734	21,765

Total	53,355	28,346

38.	Gains (Losses) on Financial Instruments at FVTPL

(1)	Gains (losses) on financial assets held for trading are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Gains (losses) on valuation and disposal of securities:
Gains (losses) on redemption of securities	(56)	(91)
Gains (losses) on transaction of securities	(5,454)	6,738
Gains (losses) on valuation of securities	1,475	(180)

Sub-total	(4,035)	6,467

Gains (losses) on derivatives:
Gain (losses) on transaction of derivatives
Interest rate derivatives	4,871	15,797
Currency derivatives	19,118	90,523
Equity derivatives	745	(7,645)
Other derivatives	65	(278)

Sub-total	24,799	98,397

Gains (losses) on valuation of derivatives
Interest rate derivatives	(15,230)	(15,249)
Currency derivatives	(20,025)	(49,417)
Equity derivatives	5,429	4,049
Other derivatives	83	163

Sub-total	(29,743)	(60,454)

Total	(8,979)	44,410

(2)	Gains (losses) on financial assets designated at FVTPL are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Gains (losses) on transaction of securities	(32)	249
Losses on valuation of securities	(508)	(1,118)
Losses on transaction of other financial assets designated at FVTPL	278	(1,137)
Gains (losses) on valuation of other financial assets designated at FVTPL	11,392	(15,941)

Total	11,130	(17,947)

39.	Gains (Losses) on AFS Financial Assets

Gains (losses) on AFS financial assets are as follows (Unit: Korean Won in millions):

	For the months ended March 31
	2014	2013
Gains on redemption of securities	58	6
Gains on transaction of securities	40,414	20,776
Impairment losses on securities	(94,010)	(37,315)

Total	(53,538)	(16,533)

40.	Impairment Losses due to Credit Loss

Impairment losses on loans and receivables, guarantees and loan commitments recognized for credit loss are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Provision due to credit loss	152,073	423,957
Provision on guarantee (reversal)	(64,252)	44,689
Provision on loan commitment (reversal)	(32,755)	8,372

Total	55,066	477,018

41.	Other Net Operating Income (Expenses)

(1)	Other operating income recognized is as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Gains on transaction of foreign exchange	518,720	560,212
Gains on translation of foreign exchange	101	373
Gains on disposal of loans and receivables	31,071	32,924
Gains on transactions of derivatives (hedging)	—	1,712
Gains on valuations of derivatives (hedging)	14,290	17,522
Gains on fair value hedged items	8,444	20,100
Reversal of other provisions	94	—
Others	12,693	103,947

Total	585,413	741,790

(2)	Other operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Administrative expenses	685,195	688,121
Losses on transaction of foreign exchange	506,956	587,055
Losses on translation of foreign exchange	25	—
KDIC deposit insurance fees	61,806	55,970
Contribution to miscellaneous funds	82,443	80,167
Losses on disposal of loans and receivables	18	71
Losses on transactions of derivatives (hedging)	—	1,037
Losses on valuations of derivatives (hedging)	10,389	12,854
Losses on fair value hedged items	16,080	17,455
Other provisions	6,162	17,824
Others	58,959	—

Total	1,428,033	1,460,554

(3)	Administrative expenses recognized are as follows (Unit: Korean Won in millions):

			For the three months ended March 31
			2014	2013
Employee benefits	Short term employee benefits	Salaries	289,540	286,458
		Others	81,497	77,432
	Retirement benefit service costs		30,096	29,924
	Redundancy payments		—	722

	Sub-total		401,133	394,536

Depreciation and amortization			59,652	62,276
Other administrative expenses	Rent		66,542	58,301
	Taxes and dues		27,721	28,942
	Service charges		40,951	47,640
	IT expenses		27,975	28,101
	Telephone and communication expenses		13,954	14,230
	Operating promotion expenses		11,211	11,585
	Advertising		8,236	14,014
	Printing		2,235	2,363
	Traveling expenses		1,959	1,684
	Supplies		1,635	1,595
	Insurance premium		1,426	989
	Others		20,565	21,865

	Sub-total		224,410	231,309

	Total		685,195	688,121

42.	Other Non-Operating Income (Expenses)

(1)	Other non-operating income recognized is as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Rental fee income	1,459	2,698
Gains on disposal of investment in joint ventures and associates	1,476	—
Gains on disposal of premises and equipment and other assets	427	590
Others	20,420	21,241

Total	23,782	24,529

(2)	Other non-operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Expenses on investment properties	1,193	1,056
Losses on disposal of investment in joint ventures and associates	—	1,085
Losses on disposal of premises and equipment and other assets	25	53
Impairment losses on premises and equipment and other assets	749	7
Donation	24,127	14,614
Others	10,351	7,509

Total	36,445	24,324

43.	Income Tax Expense

(1)	Income tax expense is as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Current tax expense
Current tax expense in respect of the current year	154,322	136,814
Adjustments recognized in the current period in relation to the current tax of prior periods	1,975	(7,439)

Sub-total	156,297	129,375

Deferred tax expense
Deferred tax expense (benefit) relating to the origination and reversal of temporary differences	(23,747)	(24,641)
Deferred tax charged directly to equity	748	(7,733)

Sub-total	(22,999)	(32,374)

Income tax expense	133,298	97,001

Income tax expense for continuing operations	79,803	57,303
Income tax expense for discontinued operations	53,495	39,648

(2)	Income tax expense can be reconciled to net income as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Net income before income tax expense	507,262	348,217
Income from continuing operations before income tax	340,661	162,456
Income from discontinued operations before income tax	166,601	185,761
Tax calculated at statutory tax rate (*)	122,295	83,807
Adjustments
Effect of income that is exempt from taxation	(17,834)	(19,274)
Effect of expense that is not deductible in determining taxable profit	25,509	16,672
Adjustments recognized in the current period in relation to the current tax of prior periods	1,975	(7,439)
Others	1,353	23,235

Sub-total	11,003	13,194

Income tax expense	133,298	97,001

Income tax expense for continuing operations	79,803	57,303
Income tax expense for discontinued operations	53,495	39,698
Effective tax rate	26.3%	27.9%

(*)	Applicable income tax rate are 1) 11% for below 200 million Won, 2) 22% for from 200 million Won to 20 billion Won, 3) 24.2% for above 20 billion Won.

(3)	Current tax assets and liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Current tax assets	47,683	143,101
Current tax liabilities	9,648	9,980

(4)	Deferred tax assets and liabilities are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Deferred tax assets	185,646	155,256
Deferred tax liabilities	19,955	49,105

Net deferred tax assets	165,691	106,151

(5)	National Assembly approved the amendments to the Restriction of Special Taxation act during its plenary session on April 29, 2014, for the privatization plan of the Company. The Company expects there would be a corporate tax and other related taxes in relation with the spin-off of Kyongnam Co., Ltd. and Kwangju Co., Ltd.

44.	Earnings Per Share (“EPS”)

Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions except for EPS and number of shares):

	For the three months ended March 31
	2014	2013
Net income attributable to common shareholders	322,777	210,123
Dividends to hybrid securities	(7,297)	(7,297)
Net income attributable to common shareholders	315,480	202,826
Net income from continuing operations	215,450	81,430
Net income from discontinued operations	100,030	121,396
Weighted average number of common shares outstanding	806,013,340 shares	806,013,340 shares
Basic Earnings Per Share	391	252
Basic Earnings Per Share for continuing operations	267	101
Basic Earnings Per Share for discontinued operations	124	151

Diluted EPS is equal to basic EPS because there is no dilution effect for the three months ended March 31, 2014 and 2013.

45.	Contingent Liabilities and Commitments

(1)	Details of guarantees are as follow (Unit: Korean Won in millions):

	March 31, 2014 (*)	December 31, 2013 (*)
Confirmed guarantees
Guarantee for loans	169,388	211,239
Acceptances	1,016,881	876,937
Letters of guarantees	137,015	173,292
Other confirmed guarantees	8,030,426	8,545,335

Total	9,353,710	9,806,803

Unconfirmed guarantees
Local letter of credit	670,814	743,134
Letter of credit	5,042,649	5,023,848
Other unconfirmed guarantees	1,871,111	1,779,210

Total	7,584,574	7,546,192

CP purchase commitments and others	5,133,260	5,447,858

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

(2)	Details of loan commitments and others are as follow (Unit: Korean Won in millions):

	March 31, 2014 (*)	December 31, 2013
Loan commitments	91,038,772	90,728,033
Other commitments	3,890,643	3,146,251

(*)	Including the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

(3)	Litigation case

The Group had filed lawsuits as follows (Unit: Korean Won in millions except for number of cases):

	March 31, 2014		December 31, 2013
	As plaintiff	As defendant	As plaintiff	As defendant
Number of cases	501 cases	438 cases	337 cases	475 cases
Amount of litigation	1,187,211	739,490	1,346,034	841,278
Allowance for provision for litigations	—	153,365	—	206,745

The data presented above include the amounts related to subsidiaries that are reclassified into disposal group held-for-sale and disposal groups held for distribution to owners.

As of March 31, 2014, the major lawsuits which the Group is facing, are due to a financial incident by structured finance’s division of 2010 Gongpyung 1st Co., Ltd. amounting to 65,000 million Won (defendant: Kyongnam Bank), an incident related to currency option product raised by CAP Corp. amounting to 78,300 million Won (defendant: Woori Bank), and payment of seized deposit of Seocho District Tax Office amounting to 45,000 million Won (defendant: Woori Bank).

46.	Lease

(1)	Finance lease liabilities

Present value of minimum lease payments under finance lease agreements are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
1 year or less	24,674	25,493
1 - 5 years	24,181	29,750

Sub-total	48,855	55,243
Present value discount	(2,207)	(2,734)

Present value	46,648	52,509

47.	Related Party Transactions

Related parties of the Group and major transactions with related parties during the current and prior period are as follows:

(1)	Related parties

Government related entity	Joint ventures and associates
Korea Deposit Insurance Corporation

Woori Aviva Life Insurance Co., Ltd.,

Woori Renaissance Holdings, Woori New Alpha Fund,

Woori Blackstone Korea Opportunity Private Equity Fund I.,

Korea Credit Bureau Co., Ltd., DKT Co., Ltd.,

Phoenix Digital Tech Co., Ltd., Korea Finance Security Co., Ltd.,

Woori Service Networks Co., Ltd., Kumho Tires Co., Ltd.,

United PF 1st Corporate Financial Stability,

Chin Hung International, Inc., Poonglim Co., Ltd.,

Ansang Tech Co., Ltd., Hana Construction Co., Ltd.,

STX Engine Co., Ltd., Samho International Co., Ltd.,

Forcetec Co., Ltd., Chungdo Woori Century Security Corp.,

Woori Columbus 1st Private Equity Fund,

Osung LST Co., Ltd., STX Corporation, Saudara Bank,

Woori EA 16th Asset Securitization Specialty and 21 SPCs.

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Government related entity
Loans and receivables	4	16
Other financial assets	1,693,239	1,516,241
Other assets	1,184	1,085
Deposits due to customers	690,771	1,259,529
Provision	—	232
Other financial liabilities	2,435	6,526
Other liabilities	3,707	2,568
Joint ventures
AFS financial assets	—	205
Loans and receivables	527	688
Allowance for credit loss	(2)	(4)
Other financial assets	201	—
Other assets	94	134
Deposits due to customers	5,626	6,834
Other financial liabilities	—	241
Other liabilities	262	234
Associates
AFS financial assets	—	104,565
Loans and receivables	1,124,568	821,225
Allowance for credit loss	(211,857)	(150,239)
Other financial assets	68,087	—
Other assets	67,149	952
Deposits due to customers	168,313	268,881
Provision	2,607	512
Other financial liabilities	374	773
Other liabilities	17	26

(3)	Gains or losses from transactions with related parties are as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Government related entity
Interest income	9,219	9,469
Interest expenses	5,091	4,157
Provision for bad debts (reversal)	(58)	—
Other operating income	—	2,580
Other operating expenses	411	—
Joint ventures
Interest income	81	—
Interest expenses	13	1
Fees income	2,809	90
Bad debt expenses	2	12
Other operating income	2,832	903
Other operating expenses	44	67
Associates
Interest income	2,921	5,248
Interest expenses	408	275
Fees income	2,018	4,146
Fees expenses	176	—
Bad debt expenses (reversal)	(223,544)	76
Other operating income	50,655	12,509
Other operating expenses	87	13,967

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
KDIC	1,500,696	2,000,684	Loan commitment
Korea Credit Bureau Co., Ltd.	33	33	Loan commitment
Woori Service Networks Co., Ltd.	172	158	Loan commitment
Korea Finance Security Co., Ltd.	207	51	Loan commitment
Kumho Tires Co., Inc.	102,032	18,255	Loan commitment
	—	128	Endorsed notes
	17,016	16,739	Commitments on loss sharing
Phoenix Digital Tech Co., Ltd.	28	3,797	Loan commitment
Chin Hung International Inc.	50,857	40,630	Loan commitment
DKT Co., Ltd.	14,151	17,920	Loan commitment
	5,531	5,879	Derivative commitment
Woori Blackstone Korea Opportunity Private Equity Fund I	15,565	15,565	Securities purchase contract
	—	10,000	Contribution commitment
STX Engine Co., Ltd.	19,615	38,757	Loan commitment
STX Corporation	13,713	—	Loan commitment
Samho International Co., Ltd.	2,238	—	Loan commitment
Forcetec Co., Ltd.	103,331	—	Loan commitment

(5)	Compensation for key management is as follows (Unit: Korean Won in millions):

	For the three months ended March 31
	2014	2013
Short term benefits	5,658	8,706
Severance payments	908	600

Total	6,566	9,306

48.	Trust Accounts

(1)	Trust accounts of the Group are as follows (Unit: Korean Won in millions):

	Total assets		Operating income
			For the three months ended March 31
	March 31, 2014	December 31, 2013	2014	2013
Trust accounts	54,224,246	52,811,488	366,514	385,570

(2)	Significant transactions between the Group and trust accounts are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Receivables
Trust fees receivables	28,649	27,120
Payables
Borrowings from trust accounts	3,680,872	3,233,699
Accrued interest expenses on borrowings from trust accounts	331	303

Total	3,681,203	3,234,002

	For the three months ended March 31
	2014	2013
Revenue
Trust fees	13,969	13,108
Expense
Interest expenses on borrowings from trust accounts	22,158	24,904

(3)	Principal guaranteed trusts and principal and fixed rate of return guaranteed trusts.

1)	The carrying value of principal guaranteed trusts and principal and fixed rate of return guaranteed trusts are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Partial principal guaranteed trusts
Household money trusts	15,651	16,130
Business money trusts	1,151	1,174
Reserving objectives trusts	2,087	2,139

Sub-total	18,889	19,443

Principal guaranteed trusts
Old-age pension trusts	6,662	6,815
Personal pension trusts	556,218	565,665
Pension trusts	639,468	624,538
Retirement trusts	84,266	86,477
New personal pension trusts	10,495	10,624
New old-age pension trusts	5,122	5,360

Sub-total	1,302,231	1,299,479

Principal and fixed rate of return guaranteed trusts
Development trusts	19	19
Unspecified money trusts	872	879

Sub-total	891	898

Total	1,322,011	1,319,820

2)	As of March 31, 2014 and December 31, 2013, the amounts that the Group has to pay by the capital guaranteed contract or the operating results of the principal and return guaranteed trusts are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Liabilities for the account (subsidy for trust account adjustment)	3	11

49.	Disposal group held-for-sale and net income (loss) from discontinued operations

(1)	Summary

In accordance with the Public Funds Oversight Committee’s plan for the privatization of Woori Finance Holdings Co., Ltd. on 26 June 2013, the Parent company classified the related assets and liabilities of Woori Investment Securities Co., Ltd, Woori Financial Co., Ltd., Woori F&I Co., Ltd., Woori Asset Management Co., Ltd., Woori Aviva Life Insurance and Woori Savings Bank into disposal group held-for-sale and presented net income from discontinued operations as at the end of March 31, 2014. In addition, the comparative consolidated statement of comprehensive income for the three months ended March 31, 2013 was restated accordingly.

(2)	Details of assets and liabilities directly associated with disposal group classified as held-for-sale are as follows (Unit: Korean Won in millions):

	March 31, 2014	December 31, 2013
Assets directly associated with disposal group held-for-sale
Cash and cash equivalents	362,150	303,202
Financial assets at FVTPL	21,161,496	21,102,011
Available-for-sale financial assets	1,235,476	1,103,146
Held-to-maturity financial assets	3,029	3,025
Loans and receivables	8,782,067	11,738,411
Investments in joint ventures and associates	108,764	120,805
Investment properties	—	1,329
Premises and equipment	2,092	15,855
Intangible assets and goodwill	6,278	33,178
Current tax assets	31,094	17,111
Deferred tax assets	96,433	102,843
Derivative assets	9,809	11,279
Others	106,006	132,610

Total	31,904,694	34,684,805

Liabilities directly associated with disposal group held-for-sale
Financial liabilities at FVTPL	12,082,357	10,028,166
Deposits due to customers	1,987,129	1,988,495
Borrowings	11,355,100	13,502,487
Debentures	1,491,095	4,045,486
Provisions	17,454	17,565
Provision for retirement	3,195	7,829
Current tax liabilities	8,066	8,151
Deferred tax liabilities	59,510	68,261
Derivative liabilities	14,394	2,257
Other financial liabilities	2,642,182	2,310,746
Other liabilities	77,722	68,183

Total	29,738,204	32,047,626

The Group measured the total net fair value of the disposal group as the final sales price less incidental costs for disposal. The total net fair value is amounting to 2,660,806 million Won as of March 31, 2014 and 3,311,175 million Won as of December 31, 2013. This net fair value was classified into level 1 in the fair value hierarchy.

The Group measured a disposal group as held-for-sale at the lower of its carrying amount and the net fair value, and the impairment loss on disposal group held-for-sale was recognized for 7,728 million Won for the three months ended March 31, 2014 and for 793,108 million Won for the year ended December 31, 2013 and was included in comprehensive income (loss) from discontinued operations for the three months ended March 31, 2014. Also, the Group recognized 259 million Won of reversal of impairment losses on asset held-for-sale for the three months ended March 31, 2014.

(3)	Details of the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the three months ended March 31, 2014	For the three months ended March 31, 2013
I. Operating income	62,646	63,902
Net interest income	130,292	152,466
Interest income	226,292	295,642
Interest expenses	(96,000)	(143,176)
Net fees and commissions income	72,981	98,727
Fees and commissions income	94,406	117,443
Fees and commissions expenses	(21,425)	(18,716)
Dividend income	9,313	7,166
Net loss on financial instruments at fair value through profit or loss	(39,072)	(26,601)
Net gain (loss) on available-for-sale financial assets	(7,724)	4,693
Impairment losses on credit loss	(12,506)	(37,344)
Other net operating expenses	(90,638)	(135,205)
II. Non-operating loss	1,923	12,417
Share of profits of joint ventures and associates	1,372	15,083
Other non-operating expenses	551	(2,666)
III. Net income before income tax expense	64,569	76,319
IV. Income tax expense	(25,831)	(18,077)
V. Sub-total	38,738	58,242
VI. Impairment of assets held-for-sale	(7,469)	—
VII. Income tax benefit for impairment	2,020	—
VIII. Gain on disposal of assets held-for-sale	23,694	—
IX. Income tax expense for gain	(5,711)	—
X. Income from discontinued operations	51,272	58,242

(4)	Details of cash flows from the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the three months ended March 31,
	2014	2013
Cash flows from operating activities:	1,836,432	1,495,569
Cash flows from investing activities:	(163,969)	(348,448)
Cash flows from financing activities:	(1,613,515)	(1,209,457)

(5)	The Group completed the sale of shares of Woori Financial Co., Ltd. during the three months ended March 31, 2014 and the net assets related to the sales are as follows (Unit: Korean Won in millions):

March 31, 2014
ASSETS
Cash and cash equivalents	16,802
Available-for-sale financial assets	6,174
Loans and receivables	3,852,611
Other assets	95,239

Total	3,970,826

LIABILITIES
Borrowings	716,000
Debentures	2,541,689
Other financial liabilities	220,187
Other liabilities	49,709

Total	3,527,585

Net Assets	443,241

Non-controlling interests	188,464
Gain on disposal of asset held-for-sale	23,694

Total received price paid in cash	278,471

Cash and cash equivalent related to the disposed subsidiary	(16,802)

Net cash flow from the disposal	261,669

50.	Disposal group held for distribution to owners and net income (loss) from discontinued operations

(1)	Summary

In accordance with the Public Funds Oversight Committee’s plan for the privatisation of Woori Finance Holdings Co., Ltd. on June 26, 2013, the Board of Directors of the Parent company approved the plan of spin-off of Kyongnam Bank Co., Ltd and Kwangju Bank Co., Ltd on August 27, 2013. The spin-off was to take place through the distributing of the shares of the newly established companies which are receiving the investments to the shareholders of the Parent company. Therefore, the Parent company classified its assets and liabilities related to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. into disposal group held for distribution to owners at the end of 2013. The spin-off of those banks was completed on May 1, 2014, which was the originally planned date.

(2)	Details of assets and liabilities directly associated with disposal group classified as held for distribution to owners are as follows (Unit: Korean Won in millions)

	March 31, 2014	December 31, 2013
Assets directly associated with disposal group held for distribution to owners
Cash and cash equivalents	682,330	691,608
Financial assets at FVTPL	645,880	654,965
Available-for-sale financial assets	3,101,292	3,257,957
Held-to-maturity financial assets	3,971,223	4,124,083
Loans and receivables	41,552,022	41,057,781
Investments in joint ventures and associates	28,286	28,286
Investment properties	47,646	48,566
Premises and equipment	297,813	299,828
Intangible assets and goodwill	35,606	32,828
Current tax assets	7,622	573
Deferred tax assets	31,711	40,540
Other assets	47,361	75,278

Total	50,448,792	50,312,293

Liabilities directly associated with disposal group held for distribution to owners
Financial liabilities at FVTPL	23,786	31,962
Deposits due to customers	37,188,937	36,603,292
Borrowings	4,725,632	4,860,597
Debentures	2,257,133	2,515,965
Provisions	178,661	233,831
Provision for retirement	94,419	88,854
Current tax liabilities	3,429	—
Deferred tax liabilities	628,632	617,764
Derivative liabilities	15,151	15,920
Other financial liabilities	2,082,670	1,859,151
Other liabilities	53,120	55,078

Total	47,251,570	46,882,414

The Group measured the disposal group held for distribution to owners at the lower of the carrying value and fair value less costs for distribution. In addition, the fair value of the disposal group held for distribution to owners was measured based on both of the market approach and income approach.

Fair value less cost to distribute of disposal group held for distribution to owners is amounting to 3,305,108 million Won as of March 31, 2014 and 3,286,389 million Won as of December 31, 2013 and is classified into level 3 in the fair value hierarchy due to the valuation technique(s) used when measuring the fair value and the inputs used in the valuation technique that were not observable in the market. An impairment loss on the disposal group held for distribution to owners has been recognized for 40,658 million Won for the year ended December 31, 2013.

A description of valuation techniques used for fair value measurement of disposal group held for distribution to owners and significant unobservable input variables are as follows.

The Group considered both the market approach and the income approach for the measurement of the fair value of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. which were classified as disposal group held for distribution to owners. Under the income approach, the discount cash flow method was applied and the present value of projected cash flows for next 5 years and further periods, which were prepared based on the assumptions incorporating the expected long-term growth rate for banking industry and inflation rates, was calculated by applying the discount rates which represented the appropriate costs of capital for Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd.. Meanwhile; under the market approach, the market multiples that were reflecting the market values of companies similar to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. were considered. To measure the fair value of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. both methods were used comprehensively.

The key assumptions used under the income approach are given as follows:

	Kwangju Bank	Kyongnam Bank
Projected period of cash flow (*1)	5 years	5 years
Perpetual growth rate	2.5%	2.5%
Discount rate (*2)	12.1%	12.1%

(*1)	The cash flow projections for Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. are based on various factors, such as historical financial information, market outlooks, long-term market growth rate, interest rates, and inflation rates, also incorporating management’s latest budget and future operating plans.
(*2)	The discount rates used to discount the cash flows is based on the cost of capital assigned to Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. which are derived from a Capital Asset Pricing Model (“CAPM”). The CAPM depends on inputs, such as risk-free rate and market risk premium to reflect the inherent systematic risk of the business being evaluated.

(3)	Details of the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the three months ended March 31,
	2014	2013
I. Operating income	86,639	112,503
Net interest income	265,230	266,220
Interest income	513,651	538,576
Interest expenses	(248,421)	(272,356)
Net fees and commissions income	39,043	38,233
Fees and commissions income	56,533	57,225
Fees and commissions expenses	(17,490)	(18,992)
Dividend income	10,114	13,380
Net gain on financial instruments at fair value through profit or loss	16,265	41,430
Net loss on available-for-sale financial assets	(6,974)	119
Net gain on held-to-maturity investment	—	—
Impairment losses on credit loss	(48,748)	(38,247)
Other net operating expenses	(188,291)	(208,632)
II. Non-operating loss	(832)	(3,061)
Share of profits of joint ventures and associates	—	(123)
Other non-operating expenses	(832)	(2,938)
III. Net income before income tax expense	85,807	109,442
IV. Income tax expense	(23,973)	(21,621)
V. Income from discontinued operations	61,834	87,821

(4)	Details of cash flows from the related discontinued operations are as follows (Unit: Korean Won in millions):

	For the three months ended March, 31
	2014	2013
Cash flows from operating activities:	268,072	249,738
Cash flows from investing activities:	304,840	(21,805)
Cash flows from financing activities:	(582,190)	(452,007)

51.	Promoting privatization plan

As of June 26, 2013, the Korean Government, through the Public Fund Oversight Committee (the “PFOC”) of the Financial Service Commission, announced its latest plan to privatize the Parent company and its subsidiaries and the disposal of the Korean government’s interests in the Parent company, which is held through the KDIC, after a series of transactions.

The board of directors of the Parent company approved the sale of the shares of Woori Investment & Securities Co., Ltd., Woori Aviva Life Insurance Co., Ltd, and Woori Savings Bank Co., Ltd to NongHyup Financial Group Inc. on April 11, 2014, respectively.

On March 20, 2014, the Parent company completed the sales of the shares of Woori Financial Co., Ltd. to KB Financial Group Inc. Subsequently, the Parent company completed Woori Asset Management Co., Ltd. to Kiwoom Securities Co., Ltd. on May 2, 2014 and Woori F&I Co., Ltd. to Daishin Securities Co., Ltd. on May 7, 2014, respectively.

Meanwhile, in accordance with the plan, the board of directors of the Parent company announced on July 15, 2013 a plan of spin-off of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd.. In accordance with the plan, on January 28, 2014, the extraordinary shareholders’ meeting of the Parent company approved the spin-off plan of Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd. and the spin-off of those banks was completed on May 1, 2014, which was the originally planned date.

51.	Agreement on the Implementation of a Management Plan

(1)	Since December 30, 2000, three subsidiaries of the Parent company, Woori Bank Co., Ltd., Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd., and the KDIC have entered into agreements to implement management plans. Under the agreements, the three subsidiaries are obligated to improve their respective financial ratios, such as Bank of International Settlements (“BIS”) capital ratio, general and administrative ratio, non-performing loan rate and adjusted operating income per person. If the three subsidiaries fail to make improvements, the KDIC can enforce the three subsidiaries to increase or decrease their capital, pursue mergers, transfer of loans and deposits, or close or sell parts of their business operations.

(2)	Since July 2, 2001, the Parent company and the KDIC have entered into an agreement whereby the Parent company would integrate the aforementioned subsidiaries, Woori Bank Co., Ltd., Kyongnam Bank Co., Ltd. and Kwangju Bank Co., Ltd., and improve their performances. The agreement stipulates that the Parent company should build a governance and management structure plan, implement a short-term business improvement strategy, enhance subsidiaries’ competitiveness, expedite privatization, meet the financial ratio targets, and dispose of business units in case the plan fails.

(3)	In addition, on July 2, 2001, in order to implement the aforementioned agreements, the Parent company and its three subsidiaries entered management implementation agreements. Pursuant to the agreements, the three subsidiaries should meet management goals given by the Parent company, consult with the Parent company about material business decisions before execution, and prepare and implement a detailed business plan in conformity with the Parent company’s business strategies. If the three subsidiaries fail to implement the management plan, the Parent company may order the three subsidiaries to limit sales of the specific financial products, investments in premises and equipment, promotion of new business or new equity investment, or to close or merge their branch operations and subsidiaries.

(4)	Kyongnam Bank and Kwangju Bank was spin off on May 1, 2013 and excluded from the subsidiaries. Therefore the management implements agreements between the Group and those banks were terminated based on the article 10 on the agreements.